     As filed with the Securities and Exchange Commission on April 28, 2004


                       1933 Act Registration No. 33-35788
                       1940 Act Registration No. 811-06136

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933                                           / x /

Pre-Effective Amendment No. _____                                    /   /


Post-Effective Amendment No. 26                                      / x /


                                     and/or

REGISTRATION UNDER THE
INVESTMENT COMPANY ACT OF 1940                                       / x /


Amendment No. 27                                                     / x /


                        (Check appropriate box or boxes)

                             ----------------------

                              HOMESTEAD FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)
                   4301 Wilson Boulevard, Arlington, VA 22203
                     (Address of Principal Executive Office)

               Registrant's Telephone Number, including Area Code:
                                 (703) 907-5953

                                 ---------------

                              Denise Trujillo, Esq.
                              Homestead Funds, Inc.
                   4301 Wilson Boulevard, Arlington, VA 22203
                     (Name and Address of Agent for Service)

                                   Copies to:

                             Michael Berenson, Esq.
                           Morgan, Lewis & Bockius LLP
                         1111 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

Approximate Date of Proposed Public Offering.


It is proposed that this filing will become effective:
___ immediately upon filing pursuant to paragraph (b) of Rule 485 _X_ on May 1, 2004 pursuant to paragraph (b) of Rule 485
___60 days after filing pursuant to paragraph (a)(1) of Rule 485
___on _____________ pursuant to paragraph (a)(1) of Rule 485
___75 days after filing pursuant to paragraph (a)(2) of Rule 485
___on _____________ pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box: [ ]

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

HOMESTEAD
FUNDS

PROSPECTUS


May 1, 2004


[PICTURE]

DAILY INCOME FUND

SHORT-TERM GOVERNMENT SECURITIES FUND

SHORT-TERM BOND FUND

STOCK INDEX FUND

VALUE FUND

SMALL-COMPANY STOCK FUND

INTERNATIONAL STOCK INDEX FUND

NASDAQ-100 INDEX TRACKING STOCK(SM) FUND

As with all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities. The Securities and Exchange Commission has not determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[HOMESTEAD FUNDS INC. LOGO]                               HOMESTEAD FUNDS, INC.
                                                          4301 Wilson Boulevard
                                                          Arlington, VA 22203
                                                          1-800-258-3030
                                                          www.homesteadfunds.com

                           [Intentionally Left Blank]

TABLE OF CONTENTS

HOMESTEAD FUNDS IS A FAMILY OF EIGHT NO-LOAD MUTUAL FUNDS.

EACH OF THE FUNDS HAS A DIFFERENT FINANCIAL OBJECTIVE AND INVOLVES SPECIFIC RISKS. USE THE INFORMATION IN THIS PROSPECTUS TO DECIDE WHICH FUNDS ARE BEST FOR YOU.


THE FUNDS

Daily Income Fund ........................................    4
Objective, Strategy, Risks

Short-Term
Government Securities Fund ...............................    6
Objective, Strategy, Risks

Short-Term Bond Fund .....................................    8
Objective, Strategy, Risks

Stock Index Fund .........................................   12
Objective, Strategy, Risks

Value Fund................................................   16
Objective, Strategy, Risks

Small-Company Stock Fund .................................   19
Objective, Strategy, Risks

International Stock Index Fund ...........................   22
Objective, Strategy, Risks

Nasdaq-100 Index Tracking Stock(SM) Fund .................   26
Objective, Strategy, Risks

Performance ..............................................   30

Fees and Expenses ........................................   34

Management ...............................................   35

Distribution Schedule ....................................   37

Financial Highlights .....................................   38

YOUR ACCOUNT

How to Buy, Exchange
and Sell Shares ..........................................   46

Redemption Fee ...........................................   48

IRA and Education Savings Account
Annual Maintenance Fee ...................................   48

Conditions of Purchase ...................................   49

Broker-Dealers ...........................................   49

Determination of "Good Order" for Purchases...............   49

How We Handle
Incomplete Instructions ..................................   49

Redemption Payments ......................................   49

When Transactions
Are Priced ...............................................   50

How Fund Prices
Are Determined ...........................................   50

Signature Guarantees .....................................   50

Minimum Account Size .....................................   51

Policies Designed to Limit
Short-Term Trading .......................................   52

SERVICES

Important Addresses
and Phone Numbers ........................................   52

Hours of Operation .......................................   52

24-Hour, Automated
Telephone Service ........................................   53

Account Statements .......................................   53

Fund Reports .............................................   53

Electronic Document Delivery .............................   53

Telephone/Online Transaction
Privileges ...............................................   53

Automatic Investment/Exchange/
Redemption Plans .........................................   54

Checkwriting .............................................   54

Types of Accounts ........................................   55


Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation, Federal Reserve Board or any other agency, and are subject to investment risks, including the possible loss of the principal amount invested.

4 THE FUNDS    THE DAILY INCOME FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE.

DAILY INCOME FUND

ASSET ALLOCATION

money market

CREDIT RISK

low

EXPECTED DEGREE OF SHARE PRICE VOLATILITY

very low

OBJECTIVE

The Daily Income Fund is managed to earn current income and to maintain a stable net asset value of $1.00 per share. Since the Fund seeks to provide a high level of principal safety, it is suitable for investors with short time horizons and may be appropriate for long-term investors looking to reduce the risk of their overall portfolio.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

STRATEGY

PORTFOLIO COMPOSITION--The Daily Income Fund invests in high-quality, U.S. dollar-denominated money market securities. Investments can include...

- short-term obligations of the U.S. Government, its agencies and instrumentalities (for example, Treasury bills and securities issued by the Government National Mortgage Association or the Federal National Mortgage Association, now called Fannie Mae)

- short-term obligations of banks or savings and loans with total assets in excess of $1 billion (for example, certificates of deposit, banker's acceptances and time deposits)

- short-term corporate obligations with remaining maturities of 13 months or less (for example, notes and bonds)

-    commercial paper issued by corporations and finance companies

-    repurchase agreements collateralized by the above-mentioned securities

-    U.S. dollar-denominated obligations of foreign issuers.

These securities may have variable-rate demand features. Some types of securities pose specific risks. See "Risks" for more information.

CREDIT QUALITY--The Fund invests in short-term debt securities that present minimal credit risk, and, at the time of investment, are eligible securities. Eligible securities are those in either of the two highest credit categories for short-term debt obligations, as rated by any two nationally recognized statistical rating organizations (NRSRO); or as rated by one NRSRO, if the security is only rated by one agency; or determined by RE Advisers to be of comparable investment quality, if the security is unrated. The Fund will invest at least 95% of assets in eligible securities in the highest credit category.

MATURITY--The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Fund will only purchase eligible money market securities maturing in 13 months or less.

RISKS

An investment in the Daily Income Fund is subject to the following general risks:


- CREDIT RISK--the chance an issuer will not make timely payments of principal or interest.

                                                                     THE FUNDS 5

- INCOME RISK--the chance a decline in interest rates will cause the Fund's yield to decline.

- MANAGER RISK--the chance the manager's decisions, particularly security selection, will cause the Fund to under-perform other similar investments.

Some types of securities in which the Fund invests pose specific risks. These include...

- REPURCHASE AGREEMENTS--A repurchase agreement is essentially a short-term loan collateralized by securities. The buyer, in this case the Fund, purchases securities with an agreement that the seller will buy them back at a mutually agreed upon price and time. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.

- OTHER MUTUAL FUNDS--The Fund may invest up to 5% of total assets in any one mutual fund and up to 10% of assets in all mutual funds. The Fund's return on its investment will reflect the performance of and operating expenses incurred by the other investment companies.

The Fund has adopted certain policies to reduce risk. The Fund will not...

- invest more than 5% of its total assets at the time of purchase in any one issuer's securities.

- purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets and does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


- invest 25% or more of its total assets at the time of purchase in securities of companies in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by domestic branches of U.S. banks and savings and loans or U.S. branches of foreign banks that are subject to the same regulations as domestic banks.


- borrow more than 10% of its total assets. The Fund will only borrow in order to facilitate redemption requests that might otherwise require the Fund to sell securities at a time that would be disadvantageous.


CHANGES TO INVESTMENT OBJECTIVE--The Fund's investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

6 THE FUNDS    THIS FUND PROVIDES AN EXTRA MEASURE OF CREDIT PROTECTION AS IT
               INVESTS PRIMARILY IN FIXED-INCOME SECURITIES WHOSE PRINCIPAL AND
               INTEREST PAYMENTS ARE GUARANTEED BY THE U.S. GOVERNMENT. THE U.S.
               GOVERNMENT DOES NOT GUARANTEE THE FUND'S PRICE OR YIELD. THESE
               WILL FLUCTUATE WITH MARKET CONDITIONS.


SHORT-TERM GOVERNMENT SECURITIES FUND

ASSET ALLOCATION

fixed income

CREDIT RISK

very low

EXPECTED DEGREE OF SHARE PRICE VOLATILITY

low

OBJECTIVE

The Short-Term Government Securities Fund seeks to generate current income while maintaining a low degree of share price fluctuation. The Fund is designed for investors who seek a higher level of income than is normally provided by money market investments and less principal fluctuation than is experienced by longer term bond funds.

STRATEGY

PORTFOLIO COMPOSITION--The Fund invests at least 80% of its total assets in fixed-income securities whose principal and interest payments are guaranteed by the U.S. Government. Investments can include...

-    U.S. Treasury securities


- securities issued by U.S. Government agencies and instrumentalities (including mortgage pass-through securities and collateralized mortgage obligations (CMOs))


-    repurchase agreements collateralized by the above-mentioned securities

-    zero-coupon bonds issued by U.S. Government guaranteed agencies.

Some types of securities, including repurchase agreements, pose specific risks. See "Risks" for more information.


CREDIT QUALITY--The Fund will invest at least 80% of its total assets in securities backed by the full faith and credit of the U.S. Government.


MATURITY--The dollar-weighted average effective maturity of the Fund's portfolio will not exceed three years. There is no limit on the maturity of the individual securities in the Fund's portfolio.

RISKS

An investment in the Short-Term Government Securities Fund is subject to the following general risks:

- INCOME RISK--the chance a decline in interest rates will cause the Fund's yield to decline.

- INTEREST RATE RISK--the chance a rise in interest rates will cause the Fund's price to decline. The Fund seeks to minimize share price fluctuation by investing in short-term securities. Prices of short-term securities decline less in response to a change in rates than those of longer term securities.

- MANAGER RISK--the chance the manager's decisions, particularly security selection, will cause the Fund to under-perform other similar investments.

                                                                     THE FUNDS 7


Some types of securities in which the Fund may invest pose specific risks. These include...


- REPURCHASE AGREEMENTS--A repurchase agreement is essentially a short-term loan collateralized by securities. The buyer, in this case the Fund, purchases securities with an agreement that the seller will buy them back at a mutually agreed upon price and time. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.

- WHEN-ISSUED SECURITIES--The Fund may purchase securities on a when-issued basis. In this case, the price of the security is fixed at the time of the commitment, but delivery and payment may take place up to 90 days later. There is a risk the value of the security will decline during this period.


- COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)--These are debt securities backed by the principal and interest payments owed on pools of underlying mortgages. CMOs are separated into multiple classes, each of which may have different cash flow characteristics depending on underlying prepayment assumptions. The manager's CMO class selections could increase or decrease the Fund's price sensitivity. In addition, there is a risk that unscheduled or early repayment of principal would negatively affect the Fund's return as the Fund could be forced to reinvest in lower yielding securities.



- OTHER MUTUAL FUNDS--The Fund may invest up to 5% of total assets in any one fund that invests exclusively in U.S. Government securities and up to 10% of assets in all mutual funds that invest exclusively in U.S. Government securities. The Fund's return on its investment will reflect the performance of and operating expenses incurred by other investment companies.


The Fund has adopted certain policies to reduce risk. The Fund will not...


- invest more than 5% of its total assets at the time of purchase in any one issuer's securities. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


- purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets and does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.




- borrow more than 10% of its total assets. The Fund will only borrow in order to facilitate redemption requests that might otherwise require the Fund to sell securities at a time that would be disadvantageous.


CHANGES TO INVESTMENT OBJECTIVE--The Fund's investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

8 THE FUNDS    THE FUND'S SHORT MATURITY IS INTENDED TO REDUCE THE EFFECT OF
               INTEREST RATE CHANGES ON ITS SHARE PRICE. PRICES OF SHORT-TERM
               SECURITIES DECLINE LESS IN RESPONSE TO A RISE IN INTEREST RATES
               THAN THOSE OF LONGER TERM SECURITIES.

SHORT-TERM BOND FUND

ASSET ALLOCATION

fixed income

CREDIT RISK

low

EXPECTED DEGREE OF SHARE PRICE VOLATILITY

low

OBJECTIVE

The Short-Term Bond Fund seeks to generate current income while maintaining a low degree of share price fluctuation. The Fund is designed for investors who seek a higher level of income than is normally provided by money market investments and less principal fluctuation than is experienced by longer term bond funds.

Strategy

PORTFOLIO COMPOSITION--The Fund will ordinarily invest at least 80% of its total assets in debt securities in the three highest credit categories (for example, securities rated AAA, AA and A by Standard & Poor's Corporation). Investments can include...

-    corporate debt securities

-    U.S. Treasury securities

-    securities issued by U.S. Government agencies and instrumentalities

- mortgage pass-through securities issued by Government and non-Government agencies

-    collateralized mortgage obligations (CMOs)

-    asset-backed securities

-    zero-coupon bonds

-    U.S. dollar-denominated debt securities of foreign issuers


-    convertible bonds.


A portion of the Fund's net assets can be invested in other types of securities. These can include...


- debt securities in the fourth highest credit category (for example, securities rated BBB by Standard & Poor's Corporation) or, if unrated, of comparable credit quality as determined by RE Advisers, limited to no more than 5% of the Fund's net assets at the time of purchase


- preferred stocks, American Depository Receipts (ADRs) and investment-grade debt securities (those rated in the top four credit categories) convertible into or exchangeable for common stocks


- privately-placed securities, limited to no more than 10% of the Fund's net assets at the time of purchase


- money market securities that meet the Daily Income Fund's high standards for credit quality. As a defensive or temporary strategy, the Fund may invest in money market securities without limitation.

These securities may have variable-rate demand features. Some types of securities pose specific risks. See "Risks" for more information.

CREDIT QUALITY--The Fund will ordinarily invest at least 80% of its assets in securities rated within the three highest credit categories, as determined by a nationally recognized statistical rating organization (NRSRO), or, if unrated, of comparable credit quality as determined by RE Advisers.

                                                                     THE FUNDS 9

MATURITY--The dollar-weighted average effective maturity of the Fund's portfolio will not exceed three years. There is no limit on the maturity of the individual securities in the Fund's portfolio.

RISKS

An investment in the Short-Term Bond Fund is subject to the following general risks:

- CREDIT RISK--the chance a bond issuer will not make timely payments of principal or interest.

- INCOME RISK--the chance a decline in interest rates will cause the Fund's yield to decline.

- INTEREST RATE RISK--the chance a rise in interest rates will cause the Fund's price to decline. The Fund seeks to minimize share price fluctuation by investing in short-term securities.

- MANAGER RISK--the chance the manager's decisions, particularly security selection, will cause the Fund to underperform other similar investments.


Some types of securities in which the Fund may invest pose specific risks. These include...


- REPURCHASE AGREEMENTS--A repurchase agreement is essentially a short-term loan collateralized by securities. The buyer, in this case the Fund, purchases securities with an agreement that the seller will buy them back at a mutually agreed upon price and time. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.

- U.S. DOLLAR-DENOMINATED SECURITIES OF FOREIGN ISSUERS--These securities may respond negatively to adverse foreign political or economic developments. In the case of foreign companies not registered in the U.S., there is generally less publicly available information regarding the issuer, and foreign companies are subject to different accounting, auditing and financial reporting standards. These conditions may have an impact on rating organizations' and RE Advisers' ability to accurately assess and monitor an issuer's credit quality.


- CONVERTIBLE BONDS--Convertible bonds are debt securities that can be exchanged for a specific number of shares of the issuer's stock. Prices of convertible bonds tend to be less volatile than those of the underlying stock but more volatile than those of non-convertible debt securities.


- AMERICAN DEPOSITORY RECEIPTS (ADRs)--ADRs are U.S. dollar-denominated certificates representing shares of stock in a foreign company. ADRs are traded on domestic stock exchanges or in the U.S. over-the-counter market. ADRs offer certain advantages over direct ownership in foreign companies. First, ADRs are easily transferable and quotes are readily available. Second, issuers are subject to the

10 THE FUNDS

     same auditing, accounting and financial reporting standards as a U.S.-based company. However, as with other U.S. dollar-denominated securities of foreign issuers, ADRs may respond negatively to adverse foreign political or economic developments.

- WHEN-ISSUED SECURITIES--The Fund may purchase securities on a when-issued basis. In this case, the price of the security is fixed at the time of the commitment, but delivery and payment may take place up to 90 days later. There is a risk the value of the security will decline during this period.

- MORTGAGE PASS-THROUGH SECURITIES--These represent a share in the principal and interest payments made on a pool of underlying mortgages. There is a risk that unscheduled or early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of the underlying property, refinancing or foreclosure) would negatively affect the Fund's return, as the Fund could be forced to reinvest the proceeds in lower yielding securities. As with other fixed-income securities, when interest rates rise, the value of mortgage pass-through securities generally declines. However, when interest rates decline, the value of mortgage pass-through securities may not increase as much as other fixed-income securities of comparable maturity because a decline in interest rates increases the likelihood that borrowers will prepay.


- COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)--These are debt securities backed by the principal and interest payments owed on pools of underlying mortgages. CMOs are separated into multiple classes, each of which may have different cash flow characteristics depending on underlying prepayment assumptions. The manager's CMO class selections could increase or decrease the Fund's price sensitivity. In addition, there is a risk that unscheduled or early repayment of principal would negatively affect the Fund's return as the Fund could be forced to reinvest in lower yielding securities.



- ASSET-BACKED SECURITIES--These securities represent either fractional interests or participation in pools of leases, retail installment loans or revolving credit receivables. Underlying automobile sales contracts and credit card receivables are subject to prepayment, which may shorten the securities' weighted average life and reduce the overall return. Investors may also experience delays in payment if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral securing the contract or other factors. The value of these securities may fluctuate with changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution providing credit support enhancement for the pool. In addition, there is a risk that unscheduled or early repayment of principal would negatively affect the Fund's return as

                                                                    THE FUNDS 11


     the Fund could be forced to reinvest in lower yielding securities.


- ZERO-COUPON BONDS -- Zero-coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. The investor (in this case, the Fund) is paid back at face value when the security matures. Prices of zero-coupon bonds fluctuate more in response to changes in interest rates than those of other types of comparable maturity fixed-income securities.

- OTHER MUTUAL FUNDS -- The Fund may invest up to 5% of total assets in any one mutual fund and up to 10% of assets in all mutual funds. The Fund's return on its investment will reflect the performance of and operating expenses incurred by the other investment companies.

The Fund has adopted certain policies to reduce risk. The Fund will not...


- invest more than 5% of its total assets at the time of purchase in any one issuer's securities.


- purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets and does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


- invest 25% or more of its total assets at the time of purchase in securities of companies in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


- borrow more than 10% of its total assets. The Fund will only borrow in order to facilitate redemption requests that might otherwise require the Fund to sell securities at a time that would be disadvantageous.


CHANGES TO INVESTMENT OBJECTIVE -- The Fund's investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

12 THE FUNDS   THE STOCK INDEX FUND IS MANAGED TO TRACK THE PERFORMANCE OF THE
               STANDARD & POOR'S 500 STOCK INDEX.

STOCK INDEX FUND

ASSET ALLOCATION

stock

PORTFOLIO CHARACTERISTICS

similar to the Standard & Poor's 500 Stock Index

EXPECTED DEGREE OF SHARE PRICE VOLATILITY

high

OBJECTIVE

The Stock Index Fund seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Stock Index (the "Index"), which emphasizes stocks of large U.S. companies. The primary component of the Fund's total return is likely to be capital appreciation (or depreciation). Any dividend or interest income is incidental to the pursuit of its objective.

Because the underlying investments -- stocks and other securities that function like stocks -- are inherently volatile, the Fund is appropriate for long-term investors who can tolerate fluctuations in the value of their investment.

STRATEGY

PORTFOLIO COMPOSITION -- The Stock Index Fund invests all of its assets in the State Street Equity 500 Index Portfolio (the "Equity 500 Index Portfolio"), a separate investment company managed by SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corp. and an affiliate of State Street Bank. The Equity 500 Index Portfolio's investment objective is identical to the Stock Index Fund's. In this document, statements regarding the Stock Index Fund's investments refer to investments made by the Equity 500 Index Portfolio. We use the term Stock Index Fund to mean either the Stock Index Fund or the Equity 500 Index Portfolio.


The Stock Index Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Stock Index Fund, using a "passive" or "indexing" investment approach, attempts to match, before expenses, the performance of the Index. The Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. SSgA seeks a correlation of 0.95 or better between the Stock Index Fund's performance before expenses and the performance of the Index (1.00 would represent perfect correlation.) See tracking error risk on page 14 for more information.


The Stock Index Fund intends to invest in all 500 stocks comprising the Index in proportion to their weighting in the Index. However, under various circumstances, it may not be possible or practicable to purchase all 500 stocks in those weightings. In those circumstances, the Stock Index Fund may purchase a sample of the stocks in the Index in proportions expected by the adviser to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Stock Index Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

                                                                    THE FUNDS 13

In addition, the Stock Index Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. For example, futures and options may be used to give the Fund flexibility in managing cash flow or exposure to equity securities prior to making direct investment in specific stocks. The Stock Index Fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Stock Index Fund. The Stock Index Fund may also enter into other derivatives transactions, including the purchase or sale of options or enter into swap transactions, to assist in matching the performance of the Index.

MASTER-FEEDER STRUCTURE -- The Stock Index Fund is a feeder index fund that invests all of its investable assets in a master index fund with the same investment objective. The master index fund purchases securities for investment. This structure works as follows:

     Investor
     purchases shares of . . .
          Feeder index fund
          which invests in . . .
               Master index fund
               which buys . . .
                    Investment securities.

This feeder index fund can withdraw its investment in the master index fund at any time if the Board of Directors determines that it is in the best interest of the Fund and its shareholders. If this happens, the Board may choose another master index fund, hire an investment adviser for the Fund or may otherwise invest the Fund's assets according to the investment policies and restrictions described in this prospectus.

INDEXING -- Indexing is different than an active management approach in that portfolio securities are selected based on their ability to keep the Stock Index Fund's return in line with the return of the Index. SSgA does not make decisions based on its opinion of the securities' investment potential.

INDEX DESCRIPTION AND CONSTRUCTION -- The Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange, Inc. (the "NYSE"). Stocks in the Index are weighted according to their market capitalizations (i.e., the number of shares outstanding multiplied by the stock's current price). The companies selected for inclusion in the Index generally have the largest market value within their respective industries. The composition of the Index is determined by Standard & Poor's and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. "Standard & Poor's(R)," "S&P," "S&P 500," "Standard &

14 THE FUNDS

Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Stock Index Fund. The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Stock Index Fund.

RISKS

An investment in the Stock Index Fund is subject to the following general risks:

- INVESTMENT RISK--the chance the value of an investment will decline in response to a company, industry or market setback. For example, the value of the stock market as a whole could decline. It is also possible that returns for large-company stocks, the primary driver of performance for the Index and therefore for the Stock Index Fund, could trail returns on other types of investments. As is true for other specific market sectors, large-company stocks tend to go through cycles of outperformance or underperformance relative to the full stock market. These periods can last for several years. An investment in the Stock Index Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Stock Index Fund will fluctuate up and down. When you sell your shares of the Stock Index Fund, they could be worth less than what you paid for them.

- TRACKING ERROR RISK--the chance the Stock Index Fund's return will not closely track the return of the Index. The leading causes of tracking error are...

- expenses--The Index is a hypothetical portfolio and incurs no expenses. The Stock Index Fund has to pay for trading, accounting, recordkeeping and other services.

- composition--The composition of the Index and the stocks held by the Stock Index Fund may occasionally diverge.

- cash flows--The Stock Index Fund's ability to closely trail the Index may be affected by the timing and magnitude of cash flows in to and out of the Stock Index Fund.

Some of the types of securities in which the Stock Index Fund invests pose specific risks. These include...


- FUTURES AND OPTIONS--The Stock Index Fund may buy and sell futures contracts on the Index and options on these futures contracts. Futures and options are agreements to buy or sell units of an index at an agreed upon price on a specific future date. With a futures contract, the Stock Index Fund is obligated either to buy or sell the security at the agreed upon terms or to sell the contract to another party (at a loss or gain) before the settlement date. With an option agreement, the Stock Index Fund has the right but not the obligation to buy or sell the security at the agreed upon terms. The Stock Index Fund uses futures and options as a way of sharing in the performance of the Index without owning all Index securities directly. This strategy enhances the Stock Index Fund's ability to track the Index and improves liquidity. Options and futures prices can be highly volatile, and the loss from an investment in futures could be

                                                                    THE FUNDS 15

     greater than the contract's original cost. To mitigate these risks, the Stock Index Fund will not use options or futures for speculative purposes or as leveraged investments that would further magnify the gains or losses of these investments. The Stock Index Fund will invest only in futures and options whose values are tied to the Index. The Stock Index Fund invests in futures and options to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.


CHANGES TO INVESTMENT OBJECTIVE -- The Stock Index Fund's investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval.

16 THE FUNDS   THE VALUE FUND INVESTS PRIMARILY IN STOCKS AND STOCK PRICES
               FLUCTUATE WITH BUSINESS, MARKET AND ECONOMIC CONDITIONS. THE
               FUND'S SHARE PRICE CAN RISE AND FALL SIGNIFICANTLY OVER THE SHORT
               TERM, REFLECTING CHANGES IN THE VALUE OF THE UNDERLYING
               INVESTMENTS.


VALUE FUND

ASSET ALLOCATION

stock

PORTFOLIO CHARACTERISTICS large- and medium-sized, U.S.-based companies

INVESTMENT STYLE

value

EXPECTED DEGREE OF SHARE PRICE VOLATILITY

high

OBJECTIVE

The Value Fund seeks capital growth over the long term and, secondarily, income. The Fund invests in stocks of established companies RE Advisers believes are selling at a discount to their true worth. Because of the volatility inherent in equity investing, the Value Fund is best-suited for long-term investors.

STRATEGY

PORTFOLIO COMPOSITION--Under ordinary conditions, the Value Fund will invest at least 80% of its total assets in common stocks of established companies. Remaining assets may be invested in other types of securities including...

- preferred stocks, investment-grade debt securities convertible into or exchangeable for common stocks and warrants

- debt securities in the three highest credit categories (for example, securities rated AAA, AA and A by Standard & Poor's Corporation) or, if unrated, of comparable credit quality as determined by RE Advisers

- money market securities that meet the Daily Income Fund's high standards for credit quality. The Fund invests in money market securities in order to reduce risk during periods of extreme volatility or uncertainty. When used as part of a temporary defensive strategy, the Fund may invest in money market securities without limitation


- U.S. dollar-denominated securities of foreign issuers, including American Depository Receipts (ADRs).


The Fund will generally invest in stocks listed on a national securities exchange. The Fund may, on occasion, purchase unlisted securities that have an established over-the-counter market. See "Risks" for more information on specific types of securities.


FOCUS ON LARGE- AND MID-CAPITALIZATION COMPANIES--The Value Fund focuses on stocks of established companies. These are typically sizable business franchises with market capitalizations of $2 billion or greater. On December 31, 2003, the average market capitalization for all of the companies held in the portfolio was $36.9 billion. Market capitalization is a measure of the company's total stock market value. It is calculated by multiplying the share price by the number of shares outstanding.



OUR APPROACH TO VALUE INVESTING--This Fund invests in stocks of companies selling below what RE Advisers believes to be fundamental value and poised for share price improvement. RE Advisers considers many factors in determining whether a stock is underpriced relative to its fundamental value, including:


- the relationship of a company's potential earning power to the current market price of its stock


- the company's current financial ratios relative to either its historical results or to the current ratios for other similar companies



- any competitive advantages, including well-recognized trademarks or brand names.

                                                                    THE FUNDS 17


There are a number of reasons a stock may be trading at a discount. The company may be experiencing a temporary earnings decline, its industry may be out of favor due to short-term market or economic conditions or it may have drawn unfavorable publicity.


RISKS

An investment in the Value Fund is subject to the following general risks:


- INVESTMENT RISK--the chance the value of an investment will decline in response to a company, industry or market setback.


- MANAGER RISK--the chance the manager's decisions, particularly security selection, will cause the Fund to underperform other similar investments.

- STYLE RISK--the chance that returns on stocks within the specific sectors in which the Fund invests (medium-and large-sized companies, value investments) will trail returns from other groups or the market overall. Periods of relative over- or underperformance tend to be cyclical and may last for several years.

Some types of securities in which the Fund invests pose specific risks. These include...

- REPURCHASE AGREEMENTS--A repurchase agreement is essentially a short-term loan collateralized by securities. The buyer, in this case the Fund, purchases securities with an agreement that the seller will buy them back at a mutually agreed upon price and time. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.

- U.S. DOLLAR-DENOMINATED DEBT SECURITIES OF FOREIGN ISSUERS--These securities may respond negatively to adverse foreign political or economic developments. In the case of foreign companies not registered in the U.S., there is generally less publicly available information regarding the issuer, and foreign companies are subject to different accounting, auditing and financial reporting standards. These conditions may have an impact on rating organizations' and RE Adviser's ability to accurately assess and monitor an issuer's financial condition.

- AMERICAN DEPOSITORY RECEIPTS (ADRs)--ADRs are U.S. dollar-denominated certificates representing shares of stock in a foreign company. ADRs are traded on domestic stock exchanges or in the U.S. over-the-counter market. ADRs offer certain advantages over direct ownership in foreign companies. First, ADRs are easily transferable and quotes are readily available. Second, issuers are subject to the same auditing, accounting and financial reporting standards as a U.S.-based company. However, as with other U.S. dollar-denominated securities of foreign issuers, ADRs may respond negatively to adverse foreign political or economic developments.

- WHEN-ISSUED SECURITIES--The Fund may purchase securities on a when-issued basis. In this case, the price of the security is fixed at the time of the commitment, but delivery and payment may take place up to 90 days

18 THE FUNDS

later. There is a risk the value of the security will decline during this period.

- OTHER MUTUAL FUNDS--The Fund may invest up to 5% of total assets in any one mutual fund and up to 10% of assets in all mutual funds. The Fund's return on its investment will reflect the performance of and operating expenses incurred by the other investment companies.

The Fund has adopted certain policies to reduce risk. The Fund will not...

-    invest more than 5% of its total assets in any one issuer's securities.

- purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets and does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- invest 25% or more of its total assets in securities of companies in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- borrow more than 10% of its total assets. The Fund will only borrow in order to facilitate redemption requests that might otherwise require the Fund to sell securities at a time that would be disadvantageous.


CHANGES TO INVESTMENT OBJECTIVE--The Fund's investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

                                                                    THE FUNDS 19

SMALL-COMPANY STOCKS HAVE STRONG GROWTH POTENTIAL, BUT
THIS AGGRESSIVE INVESTMENT APPROACH ENTAILS GREATER RISK.

SMALL-COMPANY STOCK FUND

ASSET ALLOCATION

stock

PORTFOLIO CHARACTERISTICS

small, U.S.-based companies

INVESTMENT STYLE

value

EXPECTED DEGREE OF SHARE PRICE VOLATILITY

very high

OBJECTIVE

The Small-Company Stock Fund seeks capital growth over the long term by investing in undervalued stocks of small companies. Small companies may be able to respond more quickly to business opportunities than larger companies. However, their stock prices may fluctuate more widely than those of larger companies. The Fund is bestsuited for long-term investors who are comfortable taking an aggressive investment approach.

STRATEGY

PORTFOLIO COMPOSITION -- Under ordinary conditions, the Small-Company Stock Fund will invest at least 80% of its total assets in common stocks of companies whose market capitalization at the time of investment is similar to the market capitalization of companies represented in the Russell 2000 Index. Remaining assets may be invested in other types of securities including...

- U.S. dollar-denominated securities of foreign issuers, including American Depository Receipts (ADRs), short-term debt securities and high-quality money market securities

- investment-grade debt securities convertible into or exchangeable for common stocks.

See "Risks" for more information on specific types of securities.


FOCUS ON SMALL-CAPITALIZATION COMPANIES -- The Small-Company Stock Fund focuses on companies with market capitalizations of $2 billion or less. On December 31, 2003, the average market capitalization for companies held in the Fund's portfolio was $1.6 billion. Market capitalization is a measure of the company's total stock market value. It is calculated by multiplying the share price by the number of shares outstanding.


OUR APPROACH TO VALUE INVESTING -- This Fund invests in stocks of companies selling below what RE Advisers believes to be fundamental value and poised for share price improvement. RE Advisers considers many factors in determining whether a stock is underpriced relative to its fundamental value, including:

- the relationship of a company's potential earning power to the current market price of its stock


- the company's financial ratios relative to either the company's historical results or to the current ratios for other similar companies



- any competitive advantages, including well-recognized trademarks or brand names.



There are a number of reasons a stock may be trading at a discount. The company may be experiencing a temporary earnings decline, its industry may be out of favor due to short-term market or economic conditions or it may have drawn unfavorable publicity.

20 THE FUNDS

RISKS

An investment in the Small-Company Stock Fund is subject to the following general risks:

- INVESTMENT RISK--the chance the value of an investment will decline in response to a company, industry or market setback. The Fund's value orientation could potentially limit volatility, since a stock already selling at a low valuation relative to expectations may not fall as far in response to a setback as one that was selling at a high valuation.

- MANAGER RISK--the chance the manager's decisions, particularly security selection, will cause the Fund to underperform other similar investments.

- STYLE RISK--the chance that returns on stocks within the specific sectors in which the Fund invests (small-sized companies, value investments) will trail returns from other groups or the market overall. Periods of relative over- or underperformance tend to be cyclical and may last for several years.

Some of the types of securities in which the Fund invests pose specific risks. These include...

- REPURCHASE AGREEMENTS--A repurchase agreement is essentially a short-term loan collateralized by securities. The buyer, in this case the Fund, purchases securities with an agreement that the seller will buy them back at a mutually agreed upon price and time. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.

- U.S. DOLLAR-DENOMINATED DEBT SECURITIES OF FOREIGN ISSUERS--These securities may respond negatively to adverse foreign political or economic developments. In the case of foreign companies not registered in the U.S., there is generally less publicly available information regarding the issuer, and foreign companies are subject to different accounting, auditing and financial reporting standards. These conditions may have an impact on rating organizations' and RE Adviser's ability to accurately assess and monitor an issuer's financial condition.

- AMERICAN DEPOSITORY RECEIPTS (ADRs)--ADRs are U.S. dollar-denominated certificates representing shares of stock in a foreign company. ADRs are traded on domestic stock exchanges or in the U.S. over-the-counter market. ADRs offer certain advantages over direct ownership in foreign companies. First, ADRs are easily transferable and quotes are readily available. Second, issuers are subject to the same auditing, accounting and financial reporting standards as a U.S.-based company. However, as with other U.S. dollar-denominated securities of foreign issuers, ADRs may respond negatively to adverse foreign political or economic developments.

- WHEN-ISSUED SECURITIES--The Fund may purchase securities on a when-issued basis. In this case, the price of the security is fixed at the time of the commitment, but delivery and payment may take place up to 90 days later. There is a risk the value of the security will decline during this period.

                                                                    THE FUNDS 21

- OTHER MUTUAL FUNDS--The Fund may invest up to 5% of total assets in any one mutual fund and up to 10% of assets in all mutual funds. The Fund's return on its investment will reflect the performance of and operating expenses incurred by the other investment companies.

The Fund has adopted certain policies to reduce risk. The Fund will not...

-    invest more than 5% of its total assets in any one issuer's securities.

- purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets and does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- invest 25% or more of its total assets in securities of companies in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- borrow more than 10% of its total assets. The Fund will only borrow in order to facilitate redemption requests that might otherwise require the Fund to sell securities at a time that would be disadvantageous.


CHANGES TO INVESTMENT OBJECTIVE--The Fund's investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

22 THE FUNDS   INVESTING IN INTERNATIONAL STOCKS CAN ENHANCE PORTFOLIO
               DIVERSIFICATION.

INTERNATIONAL STOCK INDEX FUND

ASSET ALLOCATION

international stock

PORTFOLIO CHARACTERISTICS

similar to the MSCI EAFE Index

EXPECTED DEGREE OF SHARE PRICE VOLATILITY

very high

OBJECTIVE

The International Stock Index Fund's investment objective is to match as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "Index"). There is no assurance that the International Stock Index Fund will achieve its investment objective.

Because the underlying investments--stocks and other securities that function like stocks--are inherently volatile, the Fund is appropriate for long-term investors who can tolerate fluctuations in the value of their investment.

STRATEGY


PORTFOLIO COMPOSITION--The International Stock Index Fund invests all of its assets in the State Street MSCI(R) EAFE(R) Index Portfolio (the "MSCI(R) EAFE(R) Index Portfolio"), a separate investment company managed by SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company. The MSCI(R) EAFE(R) Index Portfolio's investment objective is identical to the International Stock Index Fund's. In this document, statements regarding the International Stock Index Fund's investments refer to investments made by the MSCI(R) EAFE(R) Index Portfolio. We use the term International Stock Index Fund to mean either the International Stock Index Fund or the MSCI(R) EAFE(R) Index Portfolio.


The International Stock Index Fund uses a passive management strategy designed to track the performance of the Index. The Index is a well-known international stock market index that includes approximately 1,000 securities listed on the stock exchanges of 21 developed market countries (but not the United States).


The International Stock Index Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the International Stock Index Fund, using a "passive" or "indexing" investment approach, attempts to replicate, before expenses, the performance of the Index. SSgA seeks a correlation of 0.95 or better between the International Stock Index Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. See tracking error risk on page 24 for more information.


The International Stock Index Fund may invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the Index in proportions expected by the adviser to replicate generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The International Stock Index Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

                                                                    THE FUNDS 23

In addition, the International Stock Index Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investment directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the MSCI(R) EAFE(R) Index Portfolio. The International Stock Index Fund may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.

MASTER-FEEDER STRUCTURE--The International Stock Index Fund is a feeder index fund that invests all of its investable assets in a master index fund with the same investment objective. The master index fund purchases securities for investment. This structure works as follows:

     Investor
     purchases shares of . . .
          Feeder index fund
          which invests in . . .
               Master index fund
               which buys . . .
                    Investment securities.

This feeder index fund can withdraw its investment in the master index fund at any time if the Board of Directors determines that it is in the best interest of the Fund and its shareholders. If this happens, the Board may choose another master index fund, hire an investment adviser for the Fund or may otherwise invest the Fund's assets according to the investment policies and restrictions described in this prospectus.

INDEXING--Indexing is different than an active management approach in that portfolio securities are selected based on their ability to keep the International Stock Index Fund's return in line with the return of the Index. SSgA does not make decisions based on its opinion of the securities' investment potential.


INDEX DESCRIPTION AND CONSTRUCTION--The International Stock Index Fund's model, the Index, is an arithmetic, market value-weighted average of the performance of approximately 1,000 securities listed on the stock exchanges of the countries determined by MSCI(R) to be "developed." Although the list of developed markets may change over time, at the date of this prospectus, these included: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The designation of a market as "developed", by MSCI(R), arises from several factors, the most common of which is minimum GDP per capita. The Index is structured to represent the opportunities available to an international investor in developed markets. MSCI(R) targets 85% of the available market capitalization of each

24 THE FUNDS


country for inclusion in the index. Securities selected by MSCI(R) for inclusion in the Index must have acceptable levels of liquidity and free float. MSCI(R) also avoids inclusion of companies which have a significant ownership stake in another company since substantial cross-ownership can skew industry weights, distort country-level valuations and overstate a country's true market size. The inclusion of a stock in the Index in no way implies that MSCI(R) believes the stock to be an attractive investment, nor is MSCI(R) a sponsor or in any way affiliated with the MSCI(R) EAFE(R) Index Portfolio. The Index is the exclusive property of MSCI(R). Morgan Stanley Capital International is a service mark of MSCI(R) and has been licensed for use by the International Stock Index Fund.


RISKS

An investment in the International Stock Index Fund is subject to the following general risks:


- MARKET RISK--stock values could decline generally or could underperform other investments.



- RISK OF INCREASED VOLATILITY--the share price performance of foreign stocks could be more volatile than that of U.S. stocks.



- RISKS OF FOREIGN INVESTMENT--foreign investments are subject to a variety of risks not associated with investing in the United States, including currency fluctuations, economic or financial instability, lack of timely or reliable information and unfavorable political or legal developments.



- TRACKING ERROR RISK--the International Stock Index Fund's return may not match the return of the Index for a number of reasons. For example, the Portfolio incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. The International Stock Index Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of stocks purchased by the adviser, or futures or other derivative positions taken by the adviser, to replicate the performance of the Index may not correlate precisely with the return of the Index.


Some types of securities in which the Fund invests pose specific risks. These include:

INDEX FUTURES CONTRACTS AND RELATED OPTIONS--The International Stock Index
Fund may buy and sell futures contracts on the Index and options on those futures contracts. An "index future" is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Fund enters into and terminates an index future or option transaction, the Fund realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts on the Index will not correlate precisely with changes in the value of the Index. In those cases, use of futures contracts and related options might decrease the correlation between the return of the International Stock Index Fund and the return of the Index. In addition, the

                                                                    THE FUNDS 25

International Stock Index Fund incurs transactions costs in entering into, and closing out, positions in futures contracts and related options. These costs typically have the effect of reducing the correlation between the return of the Fund and the return of the Index.

OTHER DERIVATIVE TRANSACTIONS--The International Stock Index Fund may enter into derivatives transactions involving options and swaps. These transactions involve many of the same risks as those described above under "Index Futures Contracts and Related Options." In addition, since many of such transactions are conducted directly with counterparties, and not on an exchange or board of trade, the International Fund's ability to realize any investment return on such transactions may be dependent on the counterparty's ability or willingness to meet its obligations.

REPURCHASE AGREEMENTS AND SECURITIES LOANS--The International Stock Index Fund may enter into repurchase agreements and securities loans. Under a repurchase agreement, the Fund purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Fund's cost plus interest. Under a securities loan, the Fund lends portfolio securities. The Fund will enter into repurchase agreements and securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument is a U.S. government security. Although the adviser will monitor these transactions to ensure that they will be fully collateralized at all times, the Fund bears a risk of loss if the other party defaults on its obligation and the Fund is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

CHANGES TO FUND POLICIES--The International Stock Index Fund's Directors may change the Fund's investment strategies and other policies without shareholder approval, except as otherwise indicated. The Directors will not materially change the Fund's investment objective without shareholder approval.

26 THE FUNDS   THE NASDAQ-100 INDEX TRACKING STOCK(SM) FUND IS MANAGED TO TRACK
               THE PERFORMANCE OF THE NASDAQ-100 INDEX(R).


NASDAQ-100 INDEX TRACKING STOCK(SM) FUND

ASSET ALLOCATION

stock

PORTFOLIO CHARACTERISTICS similar to the Nasdaq-100 Index

EXPECTED DEGREE OF SHARE PRICE VOLATILITY

very high

OBJECTIVE


The Nasdaq-100 Index Tracking Stock(SM) Fund seeks to match, as closely as possible, before expenses, the performance of the Nasdaq-100 Index(R) (the "Index"). The primary component of the Fund's total return is likely to be capital appreciation (or depreciation). Any dividend or interest income is incidental to the pursuit of its objective.


Because the underlying investments -- stocks and other securities that function like stocks -- are inherently volatile, the Fund is appropriate for long-term investors who can tolerate fluctuations in the value of their investment.

STRATEGY

PORTFOLIO COMPOSITION -- The Fund seeks to achieve its objective by investing in the common stocks that comprise the Index or in an Index "tracking stock." Under normal conditions, the Fund will invest at least 80% of its total assets in stocks of companies included in the Index and in the Index tracking stock. Up to 20% of the Fund's assets may be invested in other types of securities including...

-    money market instruments and other short-term debt securities

- derivative instruments, such as futures and options, that provide exposure to the stocks of companies in the Index.

INDEXING -- Indexing is different than an active management approach in that portfolio securities are selected based on their ability to keep the Fund's return in line with the Index. The Fund's manager does not make decisions based on his or her opinion of the securities' investment potential.


Over the long term, the investment adviser seeks a correlation of .98 or better, before expenses, between the Fund's total return and that of the Index. (A figure of 1.00 would indicate perfect correlation.)


INDEX DESCRIPTION AND CONSTRUCTION -- The Fund's model, the Nasdaq-100 Index(R), is composed of the 100 largest and most actively traded non-financial, domestic and international common stocks listed on the Nasdaq Stock Market. The Index was first published in 1985 and has achieved wide acceptance by both investors and market professionals. It reflects Nasdaq's largest companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. In order to limit domination of the Index by a few large stocks, the Index is calculated under a "modified capitalization weighted" methodology. This capitalization weight distribution is evaluated by Nasdaq on a quarterly basis and is re-balanced, if necessary.

To be eligible for inclusion in the Index, a security must be traded on the Nasdaq National Market tier of the Nasdaq Stock Market and meet several specific trading volume and issuer criteria. Index securities are ranked by market value and are evaluated annually based on these rankings to determine which securities will be included in the Index. The list of annual additions and deletions is publicly announced via a press release in the early part of December. Replacements are made effective after the close of trading on the third Friday in December. Moreover, if at any time during the year an Index security is no longer trading on

                                                                    THE FUNDS 27

the Nasdaq Stock Market, or is otherwise determined by Nasdaq to become ineligible for continued inclusion in the Index, the security will be replaced with the largest market capitalization security not currently in the Index that meets the Index eligibility criteria.

THE TRACKING STOCK -- The Fund may invest in one or more securities that are designed to track the performance of the Index. One such tracking stock is issued by the Nasdaq-100 Trust(SM) (the "Trust"). The Trust is a separate, unmanaged investment company whose investment objective is to provide investment results that generally correspond to the price and yield performance of the component securities of the Index. The Trust's assets consist of substantially all of the securities, in substantially the same weighting, as the component securities of the Index. The securities issued by the Trust that are purchased by the Fund are called Nasdaq-100 Shares(SM) and are traded on the American Stock Exchange ("Amex") under the symbol "QQQ". Nasdaq-100 Shares(SM) represent proportionate undivided interests in the Trust's assets.

RISKS

An investment in the Fund is subject to the following general risks:

- INVESTMENT RISK -- the chance the value of an investment will decline in response to company, industry or market setback. For example, the value of the stock market as a whole could decline. Stock market prices tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. Market value may be affected by a variety of factors including: general stock market movements, changes in financial condition of an issuer or an industry, changes in perceptions about an issuer or an industry, interest rates and inflation, government policies and litigation. The value of an investment in the Fund will fluctuate up and down. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.


     In the event of a trading halt, market quotations may not be readily available to value the Fund's holdings of Nasdaq-100 Shares(SM). Under these and other appropriate circumstances, the Fund will value Nasdaq-100 Shares(SM) it owns based on their fair value as determined in good faith by the Board of Directors of the Fund. If Nasdaq-100 Shares(SM) were to be valued in this manner, it is possible that the Fund may not achieve its objective of matching, as closely as possible, the performance of the Index.


- TRACKING ERROR -- the chance that the Fund's return will not closely track the Index's return. The leading causes of tracking error are...

     - expenses -- The Index is a hypothetical portfolio and incurs no expenses. The Fund has to pay for trading, accounting, recordkeeping and other services.

     - composition -- the composition of the Index and the stocks held by the Fund may occasionally diverge.

     - cash flows -- the Fund's ability to closely track the Index may be affected by the timing and magnitude of cash flows into and out of the Fund.

28 THE FUNDS

- NON-DIVERSIFIED STATUS -- the Fund is classified as "non-diversified." As a result, the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited. Depending upon the composition of the Index, a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers. The Fund is therefore more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests. Although the Fund may invest a relatively high percentage of its assets in certain issuers as it seeks to track the Index, in order to meet federal tax requirements, at the close of each quarter, the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

- CONCENTRATION -- the Fund may concentrate its assets in issuers of a single industry or industries. Currently, the Index generally includes a concentration of technology and technology-related companies. Consequently, a relatively large portion of the Fund's assets may be invested in companies in this industry, such as companies that manufacture or design computers, computer-related equipment, communication systems, electronic products and other related products or in a particular issuer in this industry. The Fund therefore stands a greater chance of being hurt by adverse changes affecting the technology industry and those issuers. In the past, technology common stocks have experienced extreme price and volume fluctuations. This market volatility may adversely affect the price of the Fund's shares.

Some of the types of securities in which the Fund invests pose specific risks. These include...

- ADDITIONAL TRACKING RISK -- The Fund does not control whether or how well the Trust tracks the Nasdaq-100 Index(SM).

- BUYING AND SELLING NASDAQ-100 SHARES(SM) -- the Fund may not be able to buy or sell Nasdaq-100 Shares(SM) during any period in which the Amex halts trading. An exchange may halt trading as the result of the activation of market-wide "circuit-breakers," or whenever officials of the applicable exchange determine it is appropriate in the interest of a fair and orderly market or to protect investors. A circuit breaker is a measure instituted by the various exchanges to halt trading temporarily when the market falls by an amount based on a specified percentage decline in a specified period.

- NET ASSET VALUE AND MARKET PRICE -- the market value of the Nasdaq-100 Shares(SM) may differ from the net asset value of the Trust. This difference in price may be due to the fact that the supply and demand in the market for Nasdaq-100 Shares(SM) at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities held by the Trust.

                                                                    THE FUNDS 29

- EXPENSES OF THE TRUST -- your cost of investing in the Fund will generally be higher than the cost of investing directly in the Nasdaq-100 Shares.(SM) By investing in the Fund, you will indirectly bear fees and expenses charged by the Trust in addition to the Fund's direct fees and expenses.

- LIMITATIONS ON THE AMOUNT OF NASDAQ-100 SHARES(SM) THAT MAY BE PURCHASED -- the Fund, together with its affiliates, generally may not purchase more than 3% of the outstanding Nasdaq-100 Shares.(SM)

- FUTURES AND OPTIONS -- futures and options are agreements to buy or sell securities at a set price on a set date. With a futures contract, the Fund is obligated either to buy or sell the security at the agreed upon terms or to sell the contract to another party (at a loss or gain) before the settlement date. With an option agreement, the Fund has the right but not the obligation to buy or sell the security at the agreed upon terms. The Fund may use futures and options as a way of sharing in the performance of the Index without owning all 100 securities directly. This strategy enhances the Fund's ability to track the Index and improves liquidity. Options and futures prices can be highly volatile, and the loss from an investment in futures could be greater than the contract's original cost. To mitigate these risks, the Fund will not use options or futures for speculative purposes or as leveraged investments that would further magnify the gains or losses of these investments. The Fund will invest only in futures and options whose values are tied to the Index. The Fund intends to buy futures in anticipation of buying stocks.


CHANGES TO INVESTMENT OBJECTIVE -- The Fund's investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval.

30 THE FUNDS

PERFORMANCE

The information below provides some indication of the risks of investing in each Fund by showing changes in each Fund's performance from year to year and by showing how each Fund's average annual returns for one, five and ten years or the period since the Fund's inception compare with those of a broad measure of market performance.

RETURNS BEFORE TAXES do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates. They do not reflect the impact of any state or local tax. RETURNS AFTER TAXES ON DISTRIBUTIONS reflect the taxed return on the payment of dividends and capital gains. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assume the shares were sold at period end, and, therefore, are also adjusted for any capital gains or losses incurred. RETURNS FOR MARKET INDICES do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance, as measured by the Funds' before- and after-tax returns, is not an indication or prediction of how the Funds will perform in the future.


DAILY INCOME FUND



Average Annual Total Returns for Periods Ended 12/31/03



                                  [BAR CHART]



   YEARS              1994   1995   1996   1997   1998   1999   2000   2001   2002   2003
TOTAL RETURN          3.63%  5.38%  4.81%  4.92%  4.91%  4.56%  5.76%  3.65%  1.25%  0.51%



                          1 YEAR      5 YEAR     10 YEAR
                          ------      ------     -------
RETURNS BEFORE TAXES       0.51%       3.13%      3.92%
                           ====        ====       ====



Best Quarter:        Q3 of 2000 1.49%
Worst Quarter:       Q4 of 2003 0.11%



For the Fund's current yield, call 1-800-258-3030.

                                                                    THE FUNDS 31


SHORT-TERM GOVERNMENT SECURITIES FUND



Average Annual Total Returns for Periods Ended 12/31/03



                                   [BAR CHART]



   YEARS              1996   1997   1998   1999   2000   2001   2002   2003
TOTAL RETURN          4.46%  5.73%  5.51%  2.88%  7.04%  6.19%  4.82%  1.18%



                                                         SINCE
                                                       INCEPTION
                                  1 YEAR     5 YEAR    (5/1/95)
----------------------------------------------------------------
RETURNS BEFORE TAXES               1.18%      4.40%       4.97%
--------------------------------------------------------------
RETURNS AFTER TAXES ON
  DISTRIBUTIONS                    0.36%      2.78%       3.15%
--------------------------------------------------------------
RETURNS AFTER TAXES ON
  DISTRIBUTIONS AND SALE
  OF FUND SHARES                   0.77%      2.74%       3.10%
--------------------------------------------------------------
MERRILL LYNCH 1-5 YEAR
  U.S. TREASURY INDEX              2.06%      5.71%       6.40%
==============================================================



Best Quarter:   Q4 of 2000 &
                Q3 of 2001      2.37%
Worst Quarter:  Q4 of 2003     -0.01%



For the Fund's current yield, call 1-800-258-3030.



SHORT-TERM BOND FUND



Average Annual Total Returns for Periods Ended 12/31/03



                                   [BAR CHART]



   YEARS              1994    1995   1996   1997   1998   1999   2000   2001   2002   2003
TOTAL RETURN          0.09%  10.81%  5.16%  6.62%  6.40%  3.21%  7.84%  7.13%  5.33%  1.86%



                                  1 YEAR    5 YEAR     10 YEAR
--------------------------------------------------------------
RETURNS BEFORE TAXES               1.86%     5.05%       5.40%
-------------------------------------------------------------
RETURNS AFTER TAXES ON
  DISTRIBUTIONS                    0.74%     3.10%       3.29%
-------------------------------------------------------------
RETURNS AFTER TAXES ON
  DISTRIBUTIONS AND SALE
  OF FUND SHARES                   1.21%     3.09%       3.28%
-------------------------------------------------------------
MERRILL LYNCH 1-5 YEAR
  CORP./GOV. INDEX                 3.30%     6.21%       6.24%
=============================================================



Best Quarter:  Q2 of 1995          3.58%
Worst Quarter: Q1 of 1994          -.62%



For the Fund's current yield, call 1-800-258-3030.

32 THE FUNDS


STOCK INDEX FUND



Average Annual Total Returns for Periods Ended 12/31/03



                                   [BAR CHART]



YEARS            2000       2001       2002       2003
TOTAL RETURN     -9.55%     -12.55%    -22.69%    27.55%



                                                       SINCE
                                                     INCEPTION
                                            1 YEAR   (10/28/99)
--------------------------------------------------------------
RETURNS BEFORE TAXES                        27.55%     -3.71%
------------------------------------------------------------
RETURNS AFTER TAXES ON DISTRIBUTIONS        27.20%     -3.97%
------------------------------------------------------------
RETURNS AFTER TAXES ON DISTRIBUTIONS
  AND SALE OF FUND SHARES                   17.90%     -3.28%
------------------------------------------------------------
STANDARD & POOR'S 500 STOCK INDEX           28.68%     -2.99%
============================================================



Best Quarter:       Q2 of 2003      15.17%
Worst Quarter:      Q3 of 2002     -17.48%



VALUE FUND



Average Annual Total Returns for Periods Ended 12/31/03



                                  [BAR CHART]



YEARS            1994    1995      1996      1997    1998    1999    2000    2001   2002     2003
TOTAL RETURN     2.50%   33.78%    17.94%    26.70%  8.31%   -3.21%  9.64%   5.90%  -11.56%  26.16%



                                 1 YEAR     5 YEAR       10 YEAR
----------------------------------------------------------------
RETURNS BEFORE TAXES             26.16%      4.63%        10.78%
---------------------------------------------------------------
RETURNS AFTER TAXES ON
  DISTRIBUTIONS                  25.44%      3.52%         9.52%
---------------------------------------------------------------
RETURNS AFTER TAXES ON
  DISTRIBUTIONS AND SALE
  OF FUND SHARES                 17.11%      3.37%         8.85%
---------------------------------------------------------------
STANDARD & POOR'S
  500 STOCK INDEX                28.68%     -0.57%        11.07%
===============================================================



Best Quarter:       Q2 of 2003      18.32%
Worst Quarter:      Q3 of 2002     -16.53%

                                                                    THE FUNDS 33


SMALL-COMPANY STOCK FUND



Average Annual Total Returns for Periods Ended 12/31/03



                                   [BAR CHART]



YEARS           1999   2000    2001     2002    2003
TOTAL RETURN    -.55%  15.21%  11.17%   -.57%   32.41%



                                                                 SINCE
                                                               INCEPTION
                                          1 YEAR   5 YEAR       (3/4/98)
------------------------------------------------------------------------
RETURNS BEFORE TAXES                      32.41%   10.90%         7.10%
----------------------------------------------------------------------
RETURNS AFTER TAXES ON DISTRIBUTIONS      32.41%   10.42%         6.67%
----------------------------------------------------------------------
RETURNS AFTER TAXES ON DISTRIBUTIONS
 AND SALE OF FUND SHARES                  21.07%    9.19%         5.88%
----------------------------------------------------------------------
RUSSELL 2000 INDEX                        47.25%    7.13%         4.61%
======================================================================



Best Quarter:       Q2 of 1999      21.91%
Worst Quarter:      Q3 of 2002     -18.36%



INTERNATIONAL STOCK INDEX FUND



Average Annual Total Returns for Periods Ended 12/31/03



                                  [BAR CHART]



YEARS           2002      2003
TOTAL RETURN    -17.63%   35.88%



                                                           SINCE
                                                         INCEPTION
                                            1 YEAR       (1/22/01)
------------------------------------------------------------------
RETURNS BEFORE TAXES                        35.88%        -4.72%
---------------------------------------------------------------
RETURNS AFTER TAXES ON DISTRIBUTIONS        34.87%        -5.06%
---------------------------------------------------------------
RETURNS AFTER TAXES ON DISTRIBUTIONS
  AND SALE OF FUND SHARES                   23.64%        -4.15%
---------------------------------------------------------------
MSCI EAFE INDEX                             38.59%        -2.43%
===============================================================



Best Quarter:       Q2 of 2003      18.89%
Worst Quarter:      Q3 of 2002     -20.24%



NASDAQ-100 INDEX TRACKING STOCK(SM) FUND



Average Annual Total Returns for Periods Ended 12/31/03



                                  [BAR CHART]



YEARS           2002     2003
TOTAL RETURN    -38.18%  47.06%



                                                           SINCE
                                                         INCEPTION
                                            1 YEAR       (1/22/01)
------------------------------------------------------------------
RETURNS BEFORE TAXES                        47.06%       -20.99%
---------------------------------------------------------------
RETURNS AFTER TAXES ON DISTRIBUTIONS        47.06%       -20.99%
---------------------------------------------------------------
RETURNS AFTER TAXES ON DISTRIBUTIONS
  AND SALE OF FUND SHARES                   30.59%       -17.14%
---------------------------------------------------------------
NASDAQ-100 INDEX                            49.48%       -18.02%
===============================================================



Best Quarter:       Q4 of 2001      31.89%
Worst Quarter:      Q3 of 2001     -36.72%

34 THE FUNDS


FEES AND EXPENSES



This following table describes the fees and expenses you may pay if you buy, sell, or hold shares of a Fund. There are no transaction fees and you pay no sales charges when you buy shares directly from the distributor. The expenses shown under Annual Fund Operating Expenses are based on amounts incurred during the year ended December 31, 2003.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                                                           NASDAQ-100
                                          SHORT-TERM                              SMALL-                     INDEX
                                  DAILY   GOVERNMENT              STOCK          COMPANY   INTERNATIONAL    TRACKING
                                 INCOME   SECURITIES  SHORT-TERM  INDEX  VALUE    STOCK     STOCK INDEX     STOCK(SM)
                                  FUND       FUND     BOND FUND    FUND   FUND     FUND         FUND         FUND
Sales Charge on Purchases          None      None       None       None   None     None         None         None
Sales Charge on
  Reinvested Dividends             None      None       None       None   None     None         None         None
Deferred Sales Charge
  on Redemptions                   None      None       None       None   None     None         None         None
Redemption Fee                     None      None       None       None   None     None            2%(a)        2%(a)
Exchange Fee                       None      None       None       None   None     None            2%(a)        2%(a)
Maximum Account Fee (b)            $13       $13        $13        $13    $13      $13          $13          $13



ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUNDS' ASSETS)



Management Fees                   0.50%      0.45%     0.60%  0.045%(d)    0.60%    0.85%    0.15%(e)    0.25%
Other Expenses                    0.30%      0.39%     0.22%  0.875%(d,f)  0.24%    0.69%    3.53%(e,f)  2.22%
Total Operating Expenses(c)       0.80%      0.84%     0.82%   0.92%(d)    0.84%    1.54%    3.68%(e)    2.47%



(a) The International Stock Index Fund and the Nasdaq-100 Index Tracking Stock
    (SM) Fund impose a redemption fee of 2%, payable to the Fund, from which the redemption was made, on shares redeemed (either by selling shares or exchanging into another Fund) within 30 days after purchase. This applies to shares purchased on or after May 1, 2004. Shares held more than 30 days are not subject to the 2% redemption fee. See page 52 for more information on policies designed to limit short-term trading.



(b) The Funds' custodian charges a $13 annual account maintenance fee for IRA and Educational Savings Accounts. The fee is based on Social Security Number and account type. A shareholder with investments in multiple Funds of the same account type would only be charged once. Shareholders with accounts other than IRA or Educational Savings Accounts will not be charged the fee. See page 48 for more information.



(c) The following Funds had Total Operating Expenses that were less than the amounts shown above for the year ended December 31, 2003. This is because some of the fees were waived by RE Advisers. These waivers may be eliminated by RE Advisers with 90 days notice and Board approval. With respect to Daily Income Fund, RE Advisers has agreed to an additional voluntary waiver of expenses and may terminate this waiver at any time. With the fee waivers, the Funds' actual Total Operating Expenses for the year ended December 31, 2003 were as follows:



Daily Income Fund                           0.75%
Short-Term Government Securities Fund       0.75%
Short-Term Bond Fund                        0.75%
Stock Index Fund                            0.75%
Small-Company Stock Fund                    1.50%
International Stock Index Fund              1.50%
Nasdaq-100 Index Tracking Stock(SM) Fund    1.50%



(d) The fees for Stock Index Fund shown in this table and used in the example below reflect expenses of both the feeder fund and the master portfolio. The management fee represents the total expenses of the State Street Equity 500 Index Portfolio.



(e) The fees for the International Stock Index Fund shown in this table and used in the example below reflect expenses of both the feeder fund and the master portfolio. The management fee represents the total expenses of the State Street MSCI(R) EAFE(R) Index Portfolio.



(f) The Other Expenses for Stock Index Fund and International Stock Index Fund include a .25% Administrative Fee paid to RE Advisers.

                                                                    THE FUNDS 35


EXAMPLE



The example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example assumes you invest $10,000 in a Fund with a redemption at the end of each time period. It also assumes each Fund has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                            1 YEAR     3 YEARS     5 YEARS     10 YEARS
Daily Income Fund                                            $ 82       $  255      $  444       $  992
Short-Term Government Securities Fund                        $ 86       $  268      $  466       $1,039
Short-Term Bond Fund                                         $ 84       $  262      $  455       $1,016
Stock Index Fund                                             $ 92       $  287      $  499       $1,109
Value Fund                                                   $ 85       $  265      $  462       $1,029
Small-Company Stock Fund                                     $154       $  478      $  825       $1,803
International Stock Index Fund                               $368       $1,119      $1,889       $3,906
Nasdaq-100 Index Tracking Stock(SM) Fund                     $247       $  760      $1,299       $2,771



THIS EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE FEES OR EXPENSES FOR EACH FUND. ACTUAL FEES AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance, but is included for illustrative purposes only.


MANAGEMENT

INVESTMENT MANAGER /ADMINISTRATOR FOR THE FUNDS

   RE Advisers Corporation
   4301 Wilson Boulevard
   Arlington, VA 22203


As the investment manager, RE Advisers is responsible for selecting investments, managing the portfolios and setting investment strategies and policies for the Daily Income, Short-Term Government Securities, Short-Term Bond, Value, Small-Company Stock and Nasdaq-100 Index Tracking Stock(SM) Funds. RE Advisers was launched in 1990 and now manages over $700 million for mutual fund and private account investors.


RE Advisers, incorporated in the Commonwealth of Virginia in 1995 (formerly incorporated in the District of Columbia in 1990), is a direct subsidiary of RE Investment Corporation and an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (NRECA), a non-profit organization which serves and represents the nation's consumer-owned rural electric cooperatives.

In 2003, the Funds paid RE Advisers the following investment management fees, expressed as a percent of fund assets:


Daily Income Fund                         .45%
Short-Term Government
  Securities Fund                         .36%
Short-Term Bond Fund                      .53%
Value Fund                                .60%
Small-Company Stock Fund                  .81%
Nasdaq-100 Index Tracking
  Stock(SM) Fund                          .00%



RE Advisers serves as the administrator for the Stock Index Fund and the International Stock Index Fund. Pursuant to an administrative service agreement with each Fund, RE Advisers provides certain administrative services to the Funds and generally assists in all aspects of their operation. In 2003, RE Advisers charged each Fund a fee of .25% of net assets for its services, but waived a portion of the fee for Stock Index Fund and all of the fee for International Stock Index Fund in accordance with the Funds' expense limitation agreements. After waivers the Stock Index Fund paid RE Advisers .08% and the International Stock Index Fund paid .00%.

36 THE FUNDS

PORTFOLIO MANAGERS

Portfolio managers oversee the Funds' day-to-day operations.

Daily Income Fund

Patricia Murphy

Ms. Murphy has managed the Fund since 1998 and is a money market portfolio manager for RE Advisers and director of pension investments for NRECA. She has been with NRECA since 1997.

Short-Term Government Securities Fund and Short-Term Bond Fund

Douglas Kern

Mr.Kern has managed the Funds since their inception and has been a senior fixed-income portfolio manager for NRECA since 1985.

Value Fund, Small-Company Stock Fund and Nasdaq-100 Index Tracking Stock(SM)
Fund

Peter Morris

Mr. Morris is the director of investments for RE Advisers and NRECA. He has been with NRECA since 1974.

Stuart Teach

Mr. Teach is a senior equity portfolio manager for RE Advisers and NRECA. He and Mr. Morris have co-managed the Funds since their inception. Mr. Teach has been with NRECA since 1985.


Mark Ashton



Mr. Ashton is an equity portfolio manager for RE Advisers and NRECA. He and co-managers Mr. Morris and Mr. Teach oversee the investment activities of the Value Fund, the Small-Company Stock Fund and the Nasdaq-100 Tracking Stock(SM) Fund. Mr. Ashton has been with RE Advisers and NRECA since 1999.


INVESTMENT MANAGER FOR THE MASTER PORTFOLIOS OF THE STOCK INDEX FUND AND THE INTERNATIONAL STOCK INDEX FUND


SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, MA 02111



SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company, serves as adviser to the State Street Equity 500 Index Portfolio and the State Street MSCI(R) EAFE(R) Index Portfolio and, subject to the supervision of the Boards of Trustees of the Portfolios, is responsible for the investment management of the Portfolios. As of December 31, 2003, SSgA managed approximately $92 billion in assets and together with its affiliates managed approximately $1.1 trillion in assets.


SSgA places all orders for purchases and sales of the Portfolios' investments. In selecting broker-dealers, SSgA may consider research and brokerage services furnished to it and its affiliates. Affiliates of SSgA may receive brokerage commissions from the Portfolios in accordance with procedures adopted by the Trustees under the 1940 Act, which require periodic review of these transactions.

                                                                    THE FUNDS 37

BOARD OF DIRECTORS


The Board of Directors establishes Homestead Funds' corporate policies and monitors Fund performance. For a listing of current board members see the latest annual report or Statement of Additional Information, which you can request by calling 1-800-258-3030.



DISTRIBUTOR


RE Investment Corporation
4301 Wilson Boulevard
Arlington, VA 22203

TRANSFER AGENT


NFDS, Inc. (doing business as BFDS)
P.O. Box 219486
Kansas City, MO 64121-9486


The transfer agent processes transactions, disburses distributions and provides accounting services for the Homestead Funds.

CUSTODIAN

State Street Bank and Trust Company

DISTRIBUTION SCHEDULE

Each Fund intends to distribute substantially all of its ordinary income and capital gains. You may elect to have distributions automatically reinvested in your Fund account. Whether reinvested or received, distributions are generally taxable to non-retirement account investors. We'll mail you IRS Form 1099 at the end of January indicating the federal tax status of your income and capital gains distributions for the prior year. Distributions are declared and paid according to the following schedule:

Interest Income


DAILY INCOME FUND                            Declared daily and paid monthly
SHORT-TERM GOVERNMENT SECURITIES FUND        Declared daily and paid monthly
SHORT-TERM BOND FUND                         Declared daily and paid monthly
STOCK INDEX FUND                             Declared and paid annually
VALUE FUND                                   Declared and paid semi-annually
SMALL-COMPANY STOCK FUND                     Declared and paid annually
INTERNATIONAL STOCK INDEX FUND               Declared and paid annually
NASDAQ-100 INDEX TRACKING STOCK(SM) FUND     Declared and paid annually


Capital Gains

ALL FUNDS




If any, declared and paid no less frequently than annually

38 THE FUNDS


FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand a Fund's financial performance for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The figures for the period ended December 31, 2003, were audited by the Funds' independent accountant, PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the annual report. The figures for periods prior to 2001 were audited by another accountant. If you would like to receive a copy of the latest annual report, which includes complete financials and footnotes, please call 1-800-258-3030.



DAILY INCOME FUND



FINANCIAL HIGHLIGHTS



FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                                YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------------
                                                          2003            2002          2001           2000             1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ..............       $   1.00        $   1.00      $   1.00        $   1.00        $   1.00
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income .........................           0.01 (a,b)      0.01          0.04(a)         0.06 (a)        0.04 (a)
  Net realized and unrealized gain (loss)
    on investments ..............................             --              --           --               --              --
------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations ..............           0.01            0.01          0.04            0.06            0.04
------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net investment income .........................          (0.01)          (0.01)        (0.04)          (0.06)          (0.04)
  Net realized gain .............................             --              --            --              --              --
------------------------------------------------------------------------------------------------------------------------------
  Total distributions ...........................          (0.01)          (0.01)        (0.04)          (0.06)          (0.04)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ....................       $   1.00        $   1.00      $   1.00        $   1.00        $   1.00
==============================================================================================================================
TOTAL RETURN ....................................           0.51% (a,b)     1.25%         3.65% (a)       5.76% (a)       4.56% (a)
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ..........          $ 79,546        $ 76,047      $ 66,204       $  63,701       $  63,734
Ratio of gross expenses before
  voluntary expense limitation to
  average net assets .........................              0.80%           0.80%         0.84%           0.86%           0.84%
Ratio of net investment income to
  average net assets .........................              0.51% (a,b)     1.24%         3.58% (a)       5.62% (a)       4.47% (a)
Ratio of net expenses to average net assets ..              0.75% (a,b)     0.80%         0.80% (a)       0.80% (a)       0.80% (a)



------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.



(b) On July 1, 2003 RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.70%.

                                                                    THE FUNDS 39


SHORT - TERM GOVERNMENT SECURITIES FUND



FINANCIAL HIGHLIGHTS



FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                               YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------------
                                                           2003            2002           2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ................     $     5.22     $      5.14    $      5.08    $     5.00    $      5.09
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income (a) .......................           0.12            0.16           0.25          0.26           0.23
  Net realized and unrealized gain (loss)
    on investments ................................          (0.06)           0.08           0.06          0.08          (0.09)
------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations ................           0.06            0.24           0.31          0.34           0.14
------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net investment income ...........................          (0.12)          (0.16)         (0.25)        (0.26)         (0.23)
  Net realized gain ...............................             -- (b)          --             --            --             --
------------------------------------------------------------------------------------------------------------------------------
  Total distributions .............................          (0.12)          (0.16)         (0.25)        (0.26)         (0.23)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ......................     $     5.16     $      5.22    $      5.14    $     5.08    $      5.00
==============================================================================================================================
TOTAL RETURN (a) ..................................           1.18%           4.82%          6.19%         7.04%          2.88%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ...............     $   41,852     $    39,177    $    32,270    $   28,113    $    34,459
Ratio of gross expenses before voluntary expense
  limitation to average net assets ................           0.84%           0.86%          0.92%         0.88%          0.86%
Ratio of net investment income to
  average net assets (a) ..........................           2.20%           3.09%          4.74%         5.21%          4.63%
Ratio of expenses to average net assets (a) .......           0.75%           0.75%          0.75%         0.75%          0.75%
Portfolio turnover rate ...........................             41%             40%            52%           18%             9%



----------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.



(b) Less than .01 per share.

40 THE FUNDS


SHORT - TERM BOND FUND



FINANCIAL HIGHLIGHTS



FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                            YEAR ENDED DECEMBER 31,
                                                      -------------------------------------------------------------------
                                                          2003          2002         2001           2000         1999
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ................   $      5.30   $      5.26   $      5.18   $      5.09   $      5.21
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income (a) .......................          0.17          0.23          0.28          0.30          0.28
  Net realized and unrealized gain (loss)
    on investments ................................         (0.07)         0.04          0.08          0.09         (0.12)
-------------------------------------------------------------------------------------------------------------------------
  Total from investment operations ................          0.10          0.27          0.36          0.39          0.16
-------------------------------------------------------------------------------------------------------------------------
Distributions
  Net investment income ...........................         (0.17)        (0.23)        (0.28)        (0.30)        (0.28)
  Net realized gain ...............................            --            --            --            --            --
-------------------------------------------------------------------------------------------------------------------------
  Total distributions .............................         (0.17)        (0.23)        (0.28)        (0.30)        (0.28)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ......................   $      5.23   $      5.30   $      5.26   $      5.18   $      5.09
=========================================================================================================================
TOTAL RETURN (a) ..................................          1.86%         5.33%         7.13%         7.84%         3.21%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ...............   $   214,285   $   201,487   $   170,935   $   148,128   $   171,694
Ratio of gross expenses before voluntary expense
  limitation to average net assets ................          0.82%         0.82%         0.83%         0.87%         0.83%
Ratio of net investment income to
  average net assets (a) ..........................          3.11%         4.39%         5.36%         5.81%         5.48%
Ratio of expenses to average net assets (a) .......          0.75%         0.75%         0.75%         0.75%         0.75%
Portfolio turnover rate ...........................            72%           72%           68%           22%           37%



-----------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers..

                                                                    THE FUNDS 41


STOCK INDEX FUND



FINANCIAL HIGHLIGHTS



FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                                                                OCTOBER 28, 1999
                                                                        YEAR ENDED DECEMBER 31,                 (INCEPTION DATE)
                                                     --------------------------------------------------------    TO DECEMBER 31,
                                                        2003           2002            2001         2000              1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ...............   $       6.55  $        8.55  $        9.84  $      10.96     $      10.00
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income (a) ......................           0.07           0.52           0.05          0.06             0.01
  Net realized and unrealized gain (loss)
    on investments ...............................           1.73          (2.00)         (1.29)        (1.12)            0.96
------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations ...............           1.80          (1.48)         (1.24)        (1.06)            0.97
------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net investment income ..........................          (0.06)         (0.52)         (0.05)        (0.06)           (0.01)
  Net realized gain ..............................             --             --             --            --               --
------------------------------------------------------------------------------------------------------------------------------
  Total distributions ............................          (0.06)         (0.52)         (0.05)        (0.06)           (0.01)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .....................   $       8.29  $        6.55  $        8.55  $       9.84     $      10.96
==============================================================================================================================
TOTAL RETURN (a) .................................          27.55%        (22.69)%       (12.55)%       (9.68)%           9.65% (b)
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ..............   $     34,150  $      20,632  $      23,340  $     26,214     $      8,311
Ratio of gross expenses before voluntary
  expense limitation to average net assets .......           0.92%          1.06%          1.10%       N/A             N/A
Ratio of net investment income to
  average net assets (a) .........................           1.04%          0.87%          0.61%         0.65%            0.54% (c)
Ratio of expenses to average net assets (a) ......           0.75%          0.75%          0.75%         0.59%            0.72% (c)
Portfolio turnover rate (d)  .....................        N/A            N/A            N/A           N/A               N/A



--------------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.



(b) Aggregate total return for the year.



(c) Annualized.



(d) See Appendix A for the portfolio turnover of the State Street Equity 500 Index Portfolio.

42 THE FUNDS


VALUE FUND



FINANCIAL HIGHLIGHTS



FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                           YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------------
                                                            2003       2002          2001        2000           1999
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ..................   $   22.24   $  25.50      $  25.38    $  23.53       $  26.50
---------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income .............................        0.37       0.33          0.33        0.39           0.41
  Net realized and unrealized gain
    on investments ..................................        5.42      (3.26)         1.17        1.85          (1.23)
---------------------------------------------------------------------------------------------------------------------
  Total from investment operations ..................        5.79      (2.93)         1.50        2.24          (0.82)
---------------------------------------------------------------------------------------------------------------------
Distributions
  Net investment income .............................       (0.37)     (0.33)        (0.33)      (0.39)         (0.41)
  Net realized gain .................................       (0.14)        -- (a)     (1.05)         --          (1.74)
---------------------------------------------------------------------------------------------------------------------
  Total distributions ...............................       (0.51)     (0.33)        (1.38)      (0.39)         (2.15)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ........................   $   27.52   $  22.24      $  25.50    $  25.38       $  23.53
=====================================================================================================================
TOTAL RETURN ........................................       26.16%    (11.56)%        5.90%       9.64%         (3.21)%
=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) .................   $ 350,945   $290,207      $335,115    $336,773       $406,302
Ratio of net investment income to
  average net assets ................................        1.54%      1.35%         1.26%       1.58%          1.47%
Ratio of expenses to average net assets                      0.84%      0.83%         0.85%       0.85%          0.74%
Portfolio turnover rate .............................          12%        29%           19%         18%            17%



(a) Less than .01 per share.

                                                                    THE FUNDS 43


SMALL - COMPANY STOCK FUND



FINANCIAL HIGHLIGHTS



FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                          YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------
                                                             2003      2002        2001       2000       1999
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ..................     $ 10.49    $ 10.55      $  9.51    $  8.32    $  8.85
---------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income (a) .........................          --         -- (b)     0.02       0.08       0.05
  Net realized and unrealized gain (loss)
   on investments ...................................        3.40      (0.06)        1.04       1.19      (0.10)
---------------------------------------------------------------------------------------------------------------
  Total from investment operations ..................        3.40      (0.06)        1.06       1.27      (0.05)
---------------------------------------------------------------------------------------------------------------
Distributions
  Net investment income .............................          --         -- (b)    (0.02)     (0.08)     (0.05)
  Net realized gain .................................          --         --           --         --      (0.43)
---------------------------------------------------------------------------------------------------------------
  Total distributions ...............................          --         --        (0.02)     (0.08)     (0.05)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ........................     $ 13.89    $ 10.49      $ 10.55    $  9.51    $  8.32
===============================================================================================================
TOTAL RETURN (a) ....................................       32.41%     (0.57)%      11.17%     15.21%     (0.55)%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) .................     $29,832    $19,586      $13,522    $10,633    $10,637
Ratio of gross expenses before voluntary expense
  limitation to average net assets ..................        1.54%      1.60%        1.94%      2.04%      2.02%
Ratio of net investment income (loss) to
  average net assets (a) ............................       (0.03)%    (0.03)%       0.24%      0.87%      0.65%
Ratio of expenses to average net assets (a)                  1.50%      1.50%        1.50%      1.50%      1.50%
Portfolio turnover rate .............................          17%        12%          20%        11%        23%


----------------------


(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.



(b) Less than .01 per share.

44 THE FUNDS


INTERNATIONAL STOCK INDEX FUND



FINANCIAL HIGHLIGHTS



FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                                                                                   JANUARY 22, 2001
                                                                        YEAR ENDED DECEMBER 31,    (INCEPTION DATE)
                                                                     ---------------------------    TO DECEMBER 31,
                                                                         2003            2002            2001
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ...............................   $       6.33   $       7.75      $    10.00
----------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income (a) ......................................           0.04           0.48           (0.01)
  Net realized and unrealized gain
    on investments ...............................................           2.23          (1.36)          (2.24)
----------------------------------------------------------------------------------------------------------------
Total from investment operations .................................           2.27          (0.88)          (2.25)
----------------------------------------------------------------------------------------------------------------
Distributions
  Net investment income ..........................................          (0.10)         (0.51)             --
  Net realized gain ..............................................          (0.14)         (0.03)             --
----------------------------------------------------------------------------------------------------------------
  Total distributions ............................................          (0.24)         (0.54)             --
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .....................................   $       8.36   $       6.33      $     7.75
================================================================================================================
TOTAL RETURN (a)  ................................................          35.88%        (17.63)%        (22.50)% (b)
================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ..............................   $      3,854   $      1,494      $      424
Ratio of gross expenses before voluntary expense
  limitation to average net assets ...............................           3.68%          7.03%          17.79% (c)
Ratio of net investment income (loss) to
  average net assets (a) .........................................           0.76%          0.57%          (0.23)% (c)
Ratio of expenses to average net assets (a) ......................           1.50%          1.50%           1.50% (c)
Portfolio turnover rate (d)  .....................................            N/A            N/A             N/A


------------------


(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.



(b) Aggregate total return for the period.



(c) Annualized.



(d) See Appendix B for the portfolio turnover of the State Street MSCI(R) EAFE(R) Index Portfolio.

                                                                    THE FUNDS 45


NASDAQ - 100 INDEX TRACKING STOCK (SM) FUND



FINANCIAL HIGHLIGHTS



FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                                                                                   JANUARY 22, 2001
                                                                        YEAR ENDED DECEMBER 31,    (INCEPTION DATE)
                                                                     ----------------------------   TO DECEMBER 31,
                                                                         2003          2002                2001
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ...............................   $       3.40    $       5.50    $      10.00
-----------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income (a) ......................................          (0.06)          (0.06)          (0.05)
  Net realized and unrealized gain
    on investments ...............................................           1.66           (2.04)          (4.45)
-----------------------------------------------------------------------------------------------------------------
  Total from investment operations ...............................           1.60           (2.10)          (4.50)
-----------------------------------------------------------------------------------------------------------------
Distributions
  Net investment income ..........................................             --              --              --
  Net realized gain ..............................................             --              --              --
-----------------------------------------------------------------------------------------------------------------
  Total distributions ............................................             --              --              --
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .....................................   $       5.00    $       3.40    $       5.50
=================================================================================================================
TOTAL RETURN (a) .................................................          47.06%         (38.18)%        (45.00)% (b)
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ..............................   $      5,362    $      1,779    $      1,282
Ratio of gross expenses before voluntary expense
  limitation to average net assets ...............................           2.47%           4.86%           5.96% (c)
Ratio of net investment income (loss) to
  average net assets (a) .........................................          (1.42)%         (1.47)%         (1.26)% (c)
Ratio of expenses to average net assets (a) ......................           1.50%           1.50%           1.50% (c)
Portfolio turnover rate ..........................................             68%             32%            253%



-------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.



(b) Aggregate total return for the period.



(c) Annualized.

46 YOUR ACCOUNT            YOU PAY NO COMMISSIONS WHEN YOU BUY, SELL OR EXCHANGE
                           SHARES DIRECTLY FROM THE DISTRIBUTOR, RE INVESTMENT
                           CORPORATION.


HOW TO BUY, EXCHANGE AND SELL SHARES

You may make transactions on any day Homestead Funds is open for business. See page 52 for our hours of operation. The following instructions apply to individual and joint non-retirement accounts and IRAs. If you are a participant in an employer-sponsored 401(k), 403(b) or 457 deferred compensation plan, ask your plan administrator for transaction instructions. If you have a corporate, trust or custodial account, we may need additional information before we can process your transactions. Please call us for any special instructions.

HOW TO BUY SHARES

You may send your investment in the form of a personal check or a business check (if investing in an account registered to that business entity) made payable directly to Homestead Funds or by wire or ACH transfer from an account held at a U.S. financial institution. See "Conditions of Purchase" on page 49 for more information on payment methods.


INITIAL INVESTMENT



($500 minimum per Fund, non-retirement account/$200 minimum per Fund, IRA/no minimum for participants in the Automatic Investment Plan)



BY MAIL
--------------------------------------------------------------------------------
                            Send a completed account application and a personal
                            or business check (if investing in an account
                            registered to that business entity) for the amount
                            of your investment made payable to "Homestead Funds"
                            to:

                               Homestead Funds
                               c/o BFDS
                               P.O. Box 219486
                               Kansas City, MO 64121-9486

BY PHONE
--------------------------------------------------------------------------------
                            New investors must first complete an account
                            application and provide bank information. On the day
                            you expect to send your investment, call us at
                            1-800-258-3030 to confirm receipt of your account
                            application and to get wire or ACH transfer
                            instructions.

THROUGH AN AUTOMATIC INVESTMENT PLAN
--------------------------------------------------------------------------------

                            Complete an account application to authorize this service. Mail your completed account application to:

                               Homestead Funds
                               c/o BFDS
                               P.O. Box 219486
                               Kansas City, MO 64121-9486

                            You do not need to send a check with your application. See page 54 for more information on this service.

                                                                 YOUR ACCOUNT 47


SUBSEQUENT INVESTMENT
--------------------------------------------------------------------------------
(no minimum)

BY MAIL
--------------------------------------------------------------------------------
                            Send a personal or business check (if investing in
                            an account registered to that business entity)
                            payable to "Homestead Funds" to:

                               Homestead Fund
                               c/o BFDS
                               P.O. Box 219486
                               Kansas City, MO 64121-9486

                            Be sure to write your account number on the check.

BY PHONE
--------------------------------------------------------------------------------
                            Call us at 1-800-258-3030 to send money by wire or
                            ACH transfer. You need to have authorized telephone
                            transaction privileges and have current bank
                            information on file with us to purchase shares by
                            phone.

ONLINE
--------------------------------------------------------------------------------
                            Log on to your account at www.homesteadfunds.com.
                            Online purchases are made by ACH transfer. You need
                            to have authorized telephone transaction privileges
                            and have current bank information on file with us to
                            purchase shares online.


HOW TO EXCHANGE SHARES

An exchange is processed as a redemption and subsequent purchase. For non-IRA investors, it is generally a taxable event. There is no minimum exchange amount if you are exchanging between existing accounts. There is a $100 minimum if you are exchanging to a new account.


BY MAIL
--------------------------------------------------------------------------------
                            Send a letter to:

                               Homestead Funds
                               c/o BFDS
                               P.O. Box 219486
                               Kansas City, MO 64121-9486

                            Include the names of the Funds you're exchanging from and to and the account numbers. Tell us the dollar amount, percent of account or number of shares you wish to exchange. If exchanging to a new account, write "new."

                            IF YOU ARE EXCHANGING SHARES BETWEEN DIFFERENTLY
                            REGISTERED ACCOUNTS, YOUR SIGNATURE MUST BE
                            GUARANTEED. SEE PAGE 50 FOR MORE INFORMATION.

BY PHONE
--------------------------------------------------------------------------------
                            Call us at 1-800-258-3030. To use this service, you
                            must have authorized telephone exchange privileges.
                            Telephone exchanges can be made only between
                            identically-registered accounts.

ONLINE
--------------------------------------------------------------------------------
                            Log on to your account at www.homesteadfunds.com. To
                            use this service, you must have authorized telephone
                            exchange privileges. Online exchanges can be made
                            only between identically-registered accounts.

48 YOUR ACCOUNT


HOW TO SELL SHARES



Redemption proceeds can be sent by check or deposited directly in your bank account. We charge a nominal fee to send a wire or to have redemption proceeds sent by overnight mail and no fee to send an ACH transfer.



BY MAIL
--------------------------------------------------------------------------------
                            Send a letter of instruction to:

                               Homestead Funds
                               c/o BFDS
                               P.O. Box 219486
                               Kansas City, MO 64121-9486

                            Include the name of the Fund you're redeeming from and the account number. Tell us the dollar amount, percent of your account or number of shares you wish to sell.

                            For IRA accounts also indicate your date of birth and the portion of your redemption amount to be withheld for payment of income tax. If no amount is elected, we will automatically withhold 10%.

                            A signature guarantee is required if you are redeeming $50,000 or more from any one account in any one Fund. There are other special cases in which a signature guarantee may be required, as explained on page 50.

BY PHONE
--------------------------------------------------------------------------------
                            Call us at 1-800-258-3030. To use this service, you
                            must have authorized telephone redemption
                            privileges. To have proceeds sent by wire or ACH
                            transfer, you must also have current bank
                            information on file with us.

                            For any one account in any one Fund, telephone redemptions are limited to $50,000 per day.

                            For IRA accounts, telephone redemptions are only accepted if the account owner is age 59 1/2 or older. Requests for premature distributions from IRA accounts must be made in writing.

ONLINE
--------------------------------------------------------------------------------
                            Log on to your account at www.homesteadfunds.com. To
                            use this service, you must have authorized telephone
                            redemption privileges. To have proceeds sent by ACH
                            transfer, you must also have current bank
                            information on file with us. You may not make an
                            online redemption from an IRA account.

                            For any one account in any one Fund, online redemptions are limited to $50,000 per day.

BY CHECK
--------------------------------------------------------------------------------
                            Daily Income Fund shareholders including IRA
                            investors age 59 1/2 or older may also write checks
                            against their account. See page 54 for more
                            information.



REDEMPTION FEE



The Nasdaq-100 Index Tracking Stock(SM) Fund and the International Stock Index Fund impose a 2% redemption fee on shares purchased on or after May 1, 2004, and redeemed (either by selling shares or by exchanging into another Fund) within 30 days after purchase. See page 52 for more information on policies designed to limit short-term trading.



IRA AND EDUCATION SAVINGS ACCOUNT ANNUAL MAINTENANCE FEE



Homestead Funds' custodian charges a nominal annual account maintenance fee for IRA and Education Savings Accounts. Unless you elect to pay the fee separately, the charge is automatically deducted from your IRA accounts in the fourth quarter or, if you close your account, at the time of redemption.



A fee is collected for each IRA or ESA account, as distinguished by account type ( Traditional IRA, Roth IRA or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account, regardless of the number of funds held in each account.

                                                                 YOUR ACCOUNT 49

CONDITIONS OF PURCHASE

Homestead Funds accepts the following forms of payment...

PERSONAL AND BUSINESS CHECKS written in U.S. dollars, made payable directly to Homestead Funds and drawn on accounts held at U.S. financial institutions. Checks must have pre-printed name and address information.

WIRES AND ACH TRANSFERS sent in U.S. dollars from accounts held at U.S. financial institutions. Bank account information must be on file with us. Typically, shareholders provide this when they complete an account application.

To protect the Funds from fraud, we do not accept third-party checks, bank account starter checks or credit card convenience checks. In keeping with our anti-money laundering policies, we also do not accept certain other forms of payment where the investor is not clearly identified. These include cash or cash equivalents such as money orders, traveler's checks, cashier's checks and bearer bonds.

Homestead Funds and its distributor reserve the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. If your purchase is canceled due to nonpayment or because your check does not clear (and, therefore, we are required to redeem your account), you will be responsible for any loss the Funds incur.

BROKER-DEALERS

You may also buy shares of the Homestead Funds from an authorized broker-dealer. A broker-dealer may charge you a transaction fee or take a commission from your investment for this service.


DETERMINATION OF "GOOD ORDER" FOR PURCHASES



Purchases are not binding on Homestead Funds or its distributor or considered received until they are received by the transfer agent in "good order." For the Daily Income Fund, investments made by federal funds wire are considered to be in "good order" upon the transfer agent's receipt of the wire. Daily Income Fund investments made by other methods, including personal check and ACH transfer must be converted to federal funds before we consider them to be in "good order." Checks drawn on banks which are members of the Federal Reserve system are usually converted to federal funds within one business day. Checks drawn on non-member financial institutions may take longer. Investments made to other Homestead Funds are considered to be in "good order" when received.


HOW WE HANDLE

INCOMPLETE INSTRUCTIONS

If your instructions to buy, sell or exchange shares are not complete, we will try to contact you. If we don't receive further instructions within a reasonable period of time, we will return your request and any checks sent with it.

REDEMPTION PAYMENTS


If you instruct us to redeem shares recently purchased by personal, corporate or government check, your redemption payment will be held until your purchase check has cleared. This usually takes no more than 10 days from our receipt of the purchase check. Your transaction will be priced on the

50 YOUR ACCOUNT


day the transfer agent receives your redemption request in "good order."


WHEN TRANSACTIONS ARE PRICED


Investments, exchanges and redemptions received in "good order" on business days before 4:00 p.m. ET are priced at the Fund's net asset value as of the market's close on that day. Transactions received after 4:00 p.m. ET will be priced at the Fund's net asset value as of the market's close on the following business day. We cannot accommodate requests to process transactions on a specified date.


HOW FUND PRICES ARE DETERMINED

Each Fund's net asset value per share is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund.

WHEN CALCULATED--Each Fund's net asset value per share is calculated as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m.
ET). Net asset values per share are calculated every day the New York Stock Exchange is open for trading. The Exchange is closed on weekends and all major holidays.

VALUATION METHODOLOGY (DAILY INCOME FUND)--For purposes of calculating the Daily Income Fund's net asset value per share, portfolio securities are valued on the basis of amortized cost, which does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.

VALUATION METHODOLOGY (ALL OTHER FUNDS)--Portfolio securities are valued primarily based on market quotations, or if market quotations are not available, by a method that the Board of Directors believes accurately reflects fair value.

SIGNATURE GUARANTEES

A signature guarantee is proof that your signature is authentic. Homestead Funds requires a special type of signature guarantee called a "medallion stamp." Most financial institutions issue them.

For any letter of instruction that requires a signature guarantee, sign your letter in front of the bank or savings and loan representative issuing the medallion stamp. The financial institution may charge a nominal fee for this service.

We understand that obtaining a signature guarantee is sometimes inconvenient. However, it's an important way that we can protect you against fraud.

                                                                 YOUR ACCOUNT 51

WHEN NEEDED--A signature guarantee is required when you...


- Send written instructions to redeem amounts of $50,000 or more from any one account in any one Fund.


- Instruct us to send redemption proceeds or fund distributions to an address other than your address of record or to a bank account other than your bank account of record.

- Instruct us to make a redemption check payable to someone other than the account owner of record.

- Request a redemption with proceeds to be sent by check within 30 days of having made an address change.

- Instruct us to change your address and in the same letter of instruction authorize a redemption with proceeds to be sent by check to the new address.

- Instruct us to exchange shares between differently registered accounts.

- Change or add bank account information.

- Instruct us to transfer IRA assets to or from Homestead Funds to or from another custodian if the amount to be transferred is $250,000 or more.

- Change your account registration (for example, from a jointly registered account to an individually registered account).

- Ask us to transfer non-retirement account assets directly to another institution or individual (for example, if you are giving a gift of shares).

- Change the beneficiary for a non-retirement account established with transfer on death instructions.

If you have a corporate, estate, trust or other type of account not registered to an individual, there are additional occasions when we may require a signature guarantee in order to process your transaction. A Homestead Funds representative can give you more information.

WHERE TO OBTAIN--You can get a signature guarantee from any of the following financial institutions authorized to issue medallion stamps, including...

- bonded banks

- securities brokers or dealers

- credit unions

- savings and loan associations, building and loan associations, cooperative banks, federal savings banks and associations

- national securities exchanges, registered securities exchanges and securities clearing houses.

We will not accept a guarantee from a notary in lieu of a medallion stamp because notaries do not compensate you or Homestead Funds in case of fraud.

MINIMUM ACCOUNT SIZE


Due to the relatively high cost of maintaining small accounts, Homestead Funds reserves the right to close your account if the value of the account falls below $500 ($200 for IRA accounts) as the result of redemptions or if you elect to participate in the automatic investment plan and stop making investments before the account reaches this minimum amount. Before closing your account, we will notify you in writing and give you 60 days to bring your account balance to at least the minimum.

52 SERVICES


POLICIES DESIGNED TO LIMIT SHORT-TERM TRADING



The Funds reserve the right to modify their short-term trading policies at any time without advance notice to shareholders.



REDEMPTION FEE--The Nasdaq-100 Index Tracking Stock(SM) Fund and the International Stock Index Fund impose a 2% redemption fee on shares purchased on or after May 1, 2004, and redeemed (either by selling shares or exchanging into another Fund) within 30 days after purchase. Shares held more than 30 days are not subject to the 2% redemption fee.



This fee does not apply to 1) reinvestment of Fund distributions (dividends and capital gains) or 2) transactions made as part of an automatic investment, exchange or withdrawal plan. The 2% fee does not apply to redemptions from any other Homestead Fund.



Redemption fees are paid to the fund from which the redemption was made and not to RE Advisers or RE Investment Corporation. The fee is intended to offset the additional brokerage commissions and other costs the Funds incur as a result of frequent short-term trading. Shares held the longest will always be redeemed first.



LIMITS ON EXCHANGE FREQUENCY--The Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund and Small-Company Stock Fund may at their discretion limit shareholders from making frequent exchanges. Any shareholder subject to an exchange limitation will be notified in writing before such a limitation is implemented.


IMPORTANT ADDRESSES AND PHONE NUMBERS

Send transaction instructions and
account inquiries to...


    REGULAR MAIL
    Homestead Funds
    c/o BFDS
    P.O. Box 219486
    Kansas City, MO 64121-9486



    OVERNIGHT MAIL
    Homestead Funds
    c/o BFDS
    330 W. 9th Street, 1st Floor
    Kansas City, MO 64105-1514
    Attention: Shareholder Services


Send requests for general fund information and sales literature to...

    Homestead Funds
    4301 Wilson Boulevard, IFS8-305
    Arlington, VA 22203
    Attention: Investments Division

To reach a Homestead Funds representative by phone, call...

    1-800-258-3030

Our fax number is...

    1-703-907-5606

Shareholders are responsible for confirming receipt. We will not accept a signature guarantee sent by fax.

Homestead Funds' website can be found at www.homesteadfunds.com.

HOURS OF OPERATION

You may buy, sell or exchange shares of Homestead Funds on any day the New York Stock Exchange is open. The Exchange is closed on weekends and all major holidays.

                                                                     SERVICES 53

TO ASK A QUESTION ABOUT YOUR HOMESTEAD FUNDS ACCOUNT OR MAKE TRANSACTIONS BY PHONE, CALL 1-800-258-3030.

Representatives are available on business days from 8:30 a.m. to 5:00 p.m., ET. If you've established telephone privileges, representatives can take your instructions to buy, sell (non-retirement accounts only) or exchange shares over the phone. Telephone transactions must be made by 4:00 p.m. ET to be priced at the Fund's closing price on that business day. For transaction instructions, see page 46.

24-HOUR, AUTOMATED TELEPHONE SERVICE

To hear a recording of the Funds' most recent net asset values, call 1-800-258-3030. Net asset value information is available 24 hours a day, seven days a week.

ACCOUNT STATEMENTS

CONFIRMATION--Whenever you buy or sell shares or have distributions reinvested in your account, we send a confirmation statement. This statement shows the date of the transaction, number of shares involved and share price.

MONTHLY AND YEAR-END INVESTOR STATEMENT--We send statements at the beginning of every month showing all activity in your accounts during the previous month. Your December monthly statement, mailed in early January, lists all activity in your account during the previous year.

FUND REPORTS

Shareholders receive reports twice a year. Reports include a summary of the financial markets, an explanation of fund strategy, performance, portfolio holdings and financial statements. The semi-annual report covers the six-month period ending June 30; the annual report covers the 12-month period ending December 31.


ELECTRONIC DOCUMENT DELIVERY



Shareholders can choose to receive fund reports and the prospectus electronically instead of receiving hardcopy mailings of these documents. Sign up for electronic document delivery online at www.homesteadfunds.com.


TELEPHONE/ONLINE TRANSACTION PRIVILEGES

If you elect telephone transaction privileges, we can take your instructions to buy, exchange or sell shares over the phone (call 1-800-258-3030) or online (at www.homesteadfunds.com). See page 46 for transaction instructions.


HOW TO AUTHORIZE--Use the Account Application to authorize telephone and online transaction privileges. If you did not authorize these options when you established your account, you can add them later by completing an Account Services Form.



DAILY REDEMPTION LIMIT--Redemptions made by phone or online are limited to $50,000 per day from any one account in any one Fund.


BUSY PERIODS--We strive to answer calls promptly at all times. However, during periods of exceptionally high market volatility, you may have trouble reaching a representative by phone. If this occurs, please consider making transactions online or sending your transaction

54 SERVICES

instructions by overnight mail. Address on page 52.


SAFEGUARDS AND LIMITS TO LIABILITY--Homestead Funds and BFDS, our transfer agent, have established procedures designed to protect you and the Funds from loss. We will take reasonable steps to confirm your identity before accepting your instructions, we will tape record your instructions and we will send a statement confirming your transaction. In light of these procedures, Homestead Funds will not be liable for following instructions we or our transfer agent reasonably believes to be genuine.



AUTOMATIC INVESTMENT/ EXCHANGE/REDEMPTION PLANS



To participate in any of these programs, complete an Automatic Transactions Sign-Up Form.



AUTOMATIC INVESTMENT (BY ACH TRANSFER)--You can invest automatically by having a set amount of money moved from your bank account to your Homestead Funds account. The transfer takes place on or about the 20th of each month. You determine the amount to transfer. Your bank must be located in the U.S. and must participate in the ACH network. Homestead Funds does not charge a fee for this service, but your bank might. Check with your bank before establishing this service.


AUTOMATIC INVESTMENT (BY PAYROLL DEDUCTION)--You can invest automatically by having money deducted from your paycheck, Social Security or other federal government check and directed to your Homestead Funds account. Money is invested as soon as we receive it from the sender, typically on or about the date your check is issued. You determine the amount to invest. Check with your employer to be sure they can accommodate payroll deduction plans before you establish this service.


AUTOMATIC EXCHANGE--You can exchange shares of your Homestead Funds accounts automatically. The transfer takes place on or about the 20th and you may elect an exchange frequency of either monthly or quarterly.



AUTOMATIC REDEMPTION--You can redeem shares of your Homestead Funds accounts automatically and have the proceeds transferred to your bank account. The transfer takes place on or about the 20th of each month. You determine the amount to transfer. Your bank must be located in the U.S. and must participate in the ACH network. Homestead Funds does not charge a fee for this service, but your bank might. Check with your bank before establishing this service.



FOR IRAs--If making automatic investments to an IRA, be sure your investments do not exceed your total annual IRA contribution limit. In order to make automatic withdrawals from an IRA, you must be 59 1/2 or older.


CHECKWRITING


ELIGIBILITY--Daily Income Fund shareholders can write checks against their Fund account. If your Daily Income Fund account is a retirement account, you can write checks only if you meet the IRA age requirement for distributions (59 1/2 or older).

                                                                     SERVICES 55

MINIMUM AMOUNT--Checks must be written for $100 or more. No taxes will be withheld from check amounts.

ORDERING CHECKS--If you elect check writing on your account application and fund your account by check or wire, you receive your first book of checks automatically. To add checkwriting privileges to an existing account or request additional checks, call 1-800-258-3030. There is a nominal charge for check orders. This charge is automatically deducted from your Daily Income Fund account.


CHECK PROCESSING AND STOP PAYMENTS--Checks are processed by our transfer agent, BFDS. To stop payment on a check, call 1-800-258-3030. BFDS does not charge a fee to process checks or stop payment on a check.


CHECKS WRITTEN AGAINST NEWLY OPENED ACCOUNTS--If you opened your account with a personal, corporate or government check, there is a clearing period of typically no more than 10 days. If you attempt to write a redemption check before your investment check has cleared, your redemption check will be returned for insufficient funds.


INSUFFICIENT FUNDS--If you write a check for an amount that exceeds your Daily Income Fund account balance your check will be returned for insufficient funds. We will not automatically transfer money from other Homestead Funds accounts to cover your check.


TYPES OF ACCOUNTS

RETIREMENT ACCOUNTS--You may open a Traditional or Roth IRA in any Homestead Fund. To request an IRA application, call 1-800-258-3030 or go to www.homesteadfunds.com.

EDUCATION SAVINGS ACCOUNTS--You may open an Education Savings Account (previously called an Education IRA) in any Homestead Fund. To request an Education Savings Account application, call 1-800-258-3030 or go to www.homesteadfunds.com.

EMPLOYER-SPONSORED PLANS--Your employer may offer the Homestead Funds as investment options available to participants in a 401(k), 403(b) or 457 (deferred compensation) plan. If your employer's plan does not offer the Homestead Funds, ask your plan administrator to call us at 1-800-258-3030.

FOR MORE INFORMATION ABOUT HOMESTEAD FUNDS

The Statement of Additional Information (SAI) describes other Fund management procedures and investment policies. It is incorporated by reference into this prospectus.

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last reporting period.

The SAI and the Funds' annual and semi-annual reports are available, without charge, upon request. To request these documents, to ask general questions about the Funds or to make shareholder inquiries, call 1-800-258-3030. The Funds' annual and semi-annual reports are also available online at www.homesteadfunds.com.


These documents are also on file with the Securities and Exchange Commission. You may view them online using the EDGAR database on the Commission's website at http://www.sec.gov. For a duplicating fee, the Commission can also send you a copy of these documents. Send e-mail requests to publicinfo@sec.gov or write the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. Call 202-942-8090 for information on the operation of the Public Reference Section.


Investment Company Act File No. 811-06136

                              HOMESTEAD FUNDS, INC.
                              4301 Wilson Boulevard
                               Arlington, VA 22203


                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2004



This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectus for the Homestead Funds, Inc. ("Homestead Funds") dated May 1, 2004, which may be obtained by contacting Homestead Funds at 1-800-258-3030. The financial statements included in Homestead Funds' most recent annual report are incorporated by reference into this Statement of Additional Information and may be obtained by calling the toll free number above.

TABLE OF CONTENTS

General Information and History......................................   2
Investment Restrictions..............................................   2
Description of Certain Investments...................................   7
Management of the Homestead Funds....................................  18
Principal Holders of Securities......................................  26
Investment Management and Other Services.............................  26
Custodian and Transfer Agent.........................................  32
Brokerage Allocation and Other Practices.............................  32
Purchase and Redemption of Securities Being Offered..................  34
Determination of Net Asset Value.....................................  35
Distribution of Shares...............................................  35
Taxes................................................................  36
Capital Stock and Corporate Matters..................................  37
Performance Information..............................................  37
Independent Accountants..............................................  39
Legal Matters........................................................  39

Appendix A - Description of Ratings of Certain Money
              Market Securities and Other Debt Securities
Appendix B - RE Advisers Corporation's Proxy Voting Procedures
Appendix C - State Street Master Funds' Proxy Voting Procedures
Appendix D - SSgA Funds Management, Inc.'s Proxy Voting Procedures

GENERAL INFORMATION AND HISTORY

Homestead Funds is a Maryland corporation organized on June 29, 1990, and registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company, commonly known as a "mutual fund."


Homestead Funds currently consists of eight portfolios, the Daily Income Fund, the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Stock Index Fund, the Value Fund, the Small-Company Stock Fund, the International Stock Index Fund, and the Nasdaq-100 Index Tracking Stock(SM) Fund, each of which represents a separate series of capital stock in the Homestead Funds having different investment objectives, investment programs, policies, and restrictions. All of the portfolios except the Nasdaq-100 Index Tracking Stock(SM) Fund are diversified for purposes of the federal securities laws. Throughout this Statement of Additional Information, the portfolios are referred to individually as a "Fund" and collectively as the "Funds."

All of the Funds, except the Stock Index Fund and International Stock Index Fund, are advised and managed by RE Advisers Corporation ("RE Advisers"), which directs the Funds' day-to-day operations and the investment of each Fund's assets. RE Advisers is an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association ("NRECA"), a non-profit membership organization whose members provide electric light and power and other services to more than 37 million people in 47 states. The Stock Index Fund and the International Stock Index Fund invest in separate investment companies managed by SSgA Funds Management, Inc., a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company.


INVESTMENT RESTRICTIONS

INVESTMENT RESTRICTIONS FOR ALL FUNDS EXCEPT THE STOCK INDEX FUND AND THE INTERNATIONAL STOCK INDEX FUND


Investment restrictions (1), (2), (3), (5), (7), (11), (14), (16), (17), and
(18) described below, have been adopted as fundamental investment policies of each Fund (except the Stock Index Fund and International Stock Index Fund and, with respect to investment restrictions (16), (17), and (18), the Nasdaq-100 Index Tracking Stock(SM) Fund). Such fundamental investment policies may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in the prospectus and in this Statement of Additional Information, the term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.


The following investment restrictions apply to the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund, Small-Company Stock Fund, and the Nasdaq-100 Index Tracking Stock(SM) Fund, except as indicated to the contrary.

A Fund will not:

(1) Margin and Short Sales: Purchase securities on margin or sell securities short, except the Nasdaq-100 Index Tracking Stock(SM) Fund, the Short-Term Bond Fund and the Value Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) and (8) below and may make short sales against the box. As a matter of operating policy, the Short-Term Bond Fund and the Value Fund have no current intention, in the foreseeable future (i.e., the next year), of making short sales against the box.


(2) Senior Securities and Borrowing: Issue any class of securities senior to any other class of securities, although each Fund may borrow for temporary or emergency purposes. Each Fund may borrow up to 10% of its total assets. No additional securities will be purchased for a Fund when borrowed money exceeds 5%
of the Fund's total assets. The Nasdaq-100 Index Tracking Stock(SM) Fund, Short-Term Bond Fund and Value Fund may each enter into futures contracts subject to (5) below.


(3) Real Estate: Purchase or sell real estate, or invest in real estate limited partnerships, except each Fund may, as appropriate and consistent with its respective investment objectives, investment program, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate investment trusts, mortgage pass-through securities, mortgage-backed securities, and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities.

(4) Control of Portfolio Companies: Invest in portfolio companies for the purpose of acquiring or exercising control of such companies.

(5) Commodities: Purchase or sell commodities and invest in commodities futures contracts, except that the Nasdaq-100 Index Tracking Stock(SM) Fund, the Short-Term Bond Fund and the Value Fund may each enter into only futures contracts and options thereon that are listed on a national securities or commodities exchange where, as a result thereof, no more than 5% of the total assets for that Fund (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such future contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under Commodity Futures Trading Commission regulations, may be excluded in computing such 5% limit. The Short-Term Bond Fund and the Value Fund will each utilize only listed futures contract and options thereon. As a matter of operating policy, Short-Term Bond Fund and the Value Fund have no current intention, in the foreseeable future (i.e., the next year), of entering into futures contracts or options thereon.

(6) Investment Companies: With the exception of the Nasdaq-100 Index Tracking Stock(SM) Fund, invest in the securities of other open-end investment companies, except that each Fund may purchase securities of other open-end investment companies provided that each such Fund (i) owns no more than 3% of the total outstanding voting securities of any one investment company and (ii) invests no more than 5% of its total assets in the securities of any one investment company or 10% in all other investment companies in the aggregate. Further, as a matter of operating policy, the Daily Income Fund will limit its investments in other investment companies in accordance with the diversification requirements for money market funds specified in (16) below. The Short-Term Government Securities Fund may purchase shares of other investment companies that invest in U.S. Government securities.


(7) Underwriting: Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933 ("1933 Act"), in connection with the purchase of securities directly from an issuer in accordance with that Fund's investment objectives, investment program, policies, and restrictions.


(8) Options, Straddles and Spreads: Invest in puts, calls, straddles, spreads or any combination thereof, except that the Nasdaq-100 Index Tracking Stock(SM) Fund, the Short-Term Bond Fund and the Value Fund each may invest in and commit its assets to writing and purchasing only put and call options that are listed on a national securities exchange and issued by the Options Clearing Corporation to the extent permitted by the prospectus and this Statement of Additional Information. In order to comply with the securities laws of several states, neither the Short-Term Bond Fund nor the Value Fund (as a matter of operating policy) will write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options for that Fund exceeds 25% of the market value of that Fund's net assets. In addition, the Nasdaq-100 Index Tracking Stock(SM) Fund, the Short-Term Bond Fund and the Value Fund will utilize only listed options issued by the Options Clearing Corporation. The Short-Term Bond Fund and the Value Fund have no current intention, in the foreseeable future (i.e., the next year), of investing in options, straddles and spreads.

(9) Oil and Gas Programs: Invest in interests in oil, gas, or other mineral exploration or development programs or oil, gas and mineral leases, although investments may be made in the securities of issuers engaged in any such businesses.

(10) Ownership of Portfolio Securities by Officers and Directors: With the exception of the Nasdaq-100 Index Tracking Stock(SM) Fund, purchase or retain the securities of any issuer if to the knowledge of the Homestead Funds, those officers and directors of the Homestead Funds or RE Advisers who individually own more than 1/2 of 1% of the securities of such issuer collectively own more than 5% of the securities of such issuer.

(11) Loans: Make loans, except that each Fund in accordance with that Fund's investment objectives, investment program, policies, and restrictions may (i) invest in a portion of an issue of publicly issued or privately placed bonds, debentures, notes, and other debt securities for investment purposes, and (ii) purchase money market securities and enter into repurchase agreements, provided such instruments are fully collateralized and marked to market daily.

(12) Unseasoned Issuers: With the exception of the Nasdaq-100 Index Tracking Stock(SM) Fund, invest more than 5% of its total assets in securities of issuers, including their predecessors and unconditional guarantors, which, at the time of purchase, have been in operation for less than three years, other than obligations issued or guaranteed by the U.S. Government, its agencies, and instrumentalities.

(13) Restricted Securities, Securities Not Readily Marketable, and Illiquid
Securities: Knowingly purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the net assets of the Nasdaq-100 Index Tracking Stock(SM) Fund, the Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund and Small Company Stock Fund (10% of the net assets of the Daily Income Fund) would be invested in securities that are restricted, illiquid, or not readily marketable, including repurchase agreements maturing in more than seven days and foreign issuers whose securities are not listed on a recognized domestic or foreign exchange. The Short-Term Government Securities Fund will only invest in repurchase agreements collateralized by U.S. Government securities or by securities issued by agencies and instrumentalities of the U.S. Government and guaranteed by the U.S. Government. With the exception of the Nasdaq-100 Index Tracking Stock(SM) Fund, as a matter of operating policy, in compliance with certain state regulations, no more than 5% of any Fund's total assets will be invested in restricted securities.

(14) Mortgaging: Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by a Fund, except (i) as may be necessary in connection with permissible borrowings (in which event such mortgaging, pledging, and hypothecating may not exceed 10% of each Fund's total assets) and (ii) with respect to the Nasdaq-100 Index Tracking Stock(SM) Fund, the Short-Term Bond Fund, Value Fund and Small-Company Stock Fund, as may be necessary, in connection with the use of options and futures contracts.

(15) Warrants: With the exception of the Nasdaq-100 Index Tracking Stock(SM) Fund, invest in warrants except that the Value Fund and Small-Company Stock Fund may invest in warrants provided that they limit their investment to no more than 5% of their respective net assets, valued at the lower of cost or market value, and further limit their investment in unlisted warrants to no more than 2% of their respective net assets.


(16) Diversification: With the exception of Nasdaq-100 Index Tracking Stock(SM) Fund, make an investment unless 75% of the value of that Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other investment companies, and other securities. For purposes of this restriction, the purchase of "other securities" is limited (i) so that no more than 5% of the value of the Fund's total assets would be invested in any one issuer and (ii) with respect to any one issuer, to no more than 10% of the outstanding voting securities of such issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all the collateral underlying the repurchase agreements are U.S. Government securities and such repurchase agreements are fully collateralized. Further, as a matter of operating policy, the Daily Income Fund will invest no more than 5% of the value of that Fund's total assets in securities of any one issuer, other than U.S. Government securities, except that the Daily Income Fund may invest up to 25% of its total assets in First Tier Securities (as defined in Rule 2a-7 under the 1940 Act) of a single issuer for a period of up to three business days after the purchase of such security. Further, as a matter of operating policy, the Daily Income Fund will not invest more than (i) the greater of 1% of its total assets or $1,000,000 in Second Tier Securities (as defined in Rule 2a-7 under the 1940 Act) of a single issuer and (ii) 5% of the Daily Income Fund's total assets, when acquired, in Second Tier Securities.

(17) Additional Diversification: With the exception of Nasdaq-100 Index Tracking Stock(SM) Fund, invest more than 5% of its total assets in any one issuer's securities, except that with respect to the Short-Term Government Securities Fund this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. In addition, with the exception of Nasdaq-100 Index Tracking Stock(SM) Fund, purchase more than 10% of the outstanding voting securities of any one issuer, except that this restriction applies to 75% of the Fund's total assets and does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(18) Concentration: With the exception of Nasdaq-100 Index Tracking Stock(SM) Fund, invest more than 25% of its total assets in securities of companies in the same industry, except that this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In addition, with respect to the Daily Income Fund, this restriction does not apply to securities issued by domestic branches of U.S. banks and savings and loans or U.S. branches of foreign banks that are subject to the same regulations as domestic banks.

All percentage limitations on investments will apply only at the time of making an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment, unless otherwise indicated.


INVESTMENT RESTRICTIONS APPLICABLE TO THE STOCK INDEX FUND

The Stock Index Fund has the following non-fundamental investment policy that enables it to invest in the State Street Equity 500 Index Portfolio:

         Notwithstanding any other limitation, the Stock Index Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Stock Index Fund. For this purpose, "all of the Stock Index Fund's investable assets" means that the only investment securities that will be held by the Stock Index Fund will be the Stock Index Fund's interest in the investment company.

The Stock Index Fund has adopted the following restrictions, which correspond as necessary to the restrictions adopted by the State Street Equity 500 Index Portfolio (the "Equity 500 Index Portfolio"). These restrictions may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the Stock Index Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Stock Index Fund and (2) 67% or more of the shares of the Stock Index Fund present at a meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy.

The Stock Index Fund may not:

(1) Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

(2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.

(3) Make loans to other persons except: (a) through the lending of its portfolio securities; (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.

(4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Fund may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities).

(5) Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its total assets may be invested in any one industry.

(6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

(7) With respect to 75% of the Fund's total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash-equivalents, U.S. Government securities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.

In addition, it is contrary to the Stock Index Fund's present policy, which may be changed without shareholder approval, to invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Board of Directors of the Fund (or the person designated by the Board of Directors of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.


All percentage limitations on investments will apply only at the time of making an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the prospectus, the other investment policies described in this Statement of Additional Information or in the prospectus are not fundamental and may be changed by approval of the Fund's Board of Directors.


INVESTMENT RESTRICTIONS APPLICABLE TO THE INTERNATIONAL STOCK INDEX FUND

The International Stock Index Fund has adopted the following restrictions, which are identical to those adopted by the State Street MSCI(R) EAFE(R) Index Portfolio (the "MSCI(R) EAFE(R) Index Portfolio") except as modified to permit the International Stock Index Fund to invest all of its assets in the MSCI(R) EAFE(R) Index Portfolio. These restrictions may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the International Stock Index Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the International Stock Index Fund and (2) 67% or more of the shares of the International Stock Index Fund present at a meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy.

The International Stock Index Fund may not:

(1) Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that it may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving the direct purchase or sale of physical commodities.

(5) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities and does not apply to investments in another investment company to the extent the Fund is relying on Section 12(d)(1)(E) of the 1940 Act.

(7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer; provided that this limitation does not apply to investments in another investment company to the extent the Fund is relying on Section 12(d)(1)(E) of the 1940 Act.

(8) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry; provided that this limitation does not apply to the extent that the Fund could be deemed to be invested in one industry by investing all of its assets in one investment company.

(9) Issue any class of securities, which is senior to the Fund's common stock, to the extent prohibited by the 1940 Act.

In addition, it is contrary to the International Stock Index Fund's present policy, which may be changed without shareholder approval, to invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Board of Directors of the Fund (or the person designated by the Board of Directors of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in
(a), (b) and (c) above.


All percentage limitations on investments will apply only at the time of making an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the prospectus, the other investment policies described in this Statement of Additional Information or in the prospectus are not fundamental and may be changed by approval of the Fund's Board of Directors.


DESCRIPTION OF CERTAIN INVESTMENTS

The following is a description of certain types of investments that may be made by the Funds.

MONEY MARKET INSTRUMENTS


As stated in the prospectus, the Daily Income Fund will invest in a diversified portfolio of U.S. dollar-denominated money market instruments, which are considered eligible securities for purposes of Rule 2a-7 under the 1940 Act and present minimal credit risks. The Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund and Nasdaq-100 Index Tracking Stock(SM) Fund may invest in high-quality money market instruments of the same type as the Daily Income Fund in order to enable them to (1) take advantage of buying opportunities, (2) meet redemption requests or ongoing expenses, or (3) take defensive action as necessary, or for other temporary purposes. The Short-Term Government Securities Fund will invest in securities backed by the full faith and credit of the U.S. Government. The money market instruments that may be used for investment (except as noted above) include:

U.S. Government Obligations. These consist of various types of marketable securities issued by the U.S. Treasury (i.e., bills, notes and bonds). Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

U.S. Government Agency Securities. These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the Federal National Mortgage Association, and the U.S. Postal Service. These securities are (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Government National Mortgage Association mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., each of the Federal Home Loan Banks).

Bank and Savings and Loan Obligations. These include certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. The Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars, and is a member of the Federal Deposit Insurance Corporation ("FDIC"), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements. The Funds will not invest in time-deposits maturing in more than seven days.


Commercial Paper and Other Short-Term Corporate Debt Instruments. Commercial paper is short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. The Daily Income Fund, Short-Term Bond Fund and Value Fund may purchase corporate debt securities having no more than 13 months remaining to maturity at the date of settlement; however, the Short-Term Bond Fund, Value Fund and Small- Company Stock Fund may also purchase corporate debt securities having greater maturities.


Repurchase Agreements. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of high grade money market instruments. With respect to the Daily Income Fund, the underlying security must be either a U.S. Government security or a security rated in the highest rating category for short-term debt securities by the Requisite NRSROs (as defined in Rule 2a-7 under the 1940 Act) and must be determined to present minimal credit risks. With respect to the Short-Term Government Securities Fund, the underlying security must be a U.S. Government security or a security issued by an agency or instrumentality of the U.S. Government and guaranteed by the U.S. Government. Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark to market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the net value of that Fund (10% of the net assets of the Daily Income Fund) would be invested in such agreements or other securities which are not readily marketable.

The Funds will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by the Homestead Funds' Board of Directors or the adviser to the Equity 500 Index Portfolio and the MSCI(R) EAFE(R) Index Portfolio, as applicable, and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Directors believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities.

Adjustable Rate Securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 13 months or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

DEBT SECURITIES


As noted in the prospectus, the Short-Term Government Securities Fund invests at least 80% of its total assets in fixed-income securities, including U.S. Government bills, notes and bonds and securities issued by agencies and instrumentalities of the U.S. Government that are guaranteed by the U.S. Government.

The Short-Term Bond Fund invests at least 80% of its total assets in high-quality debt securities, including short-term corporate debt securities, U.S. Government and agency notes and bonds, mortgage pass-through securities, collateralized mortgage obligations, other mortgage-related securities and asset-backed securities described below.

The Value Fund and the Small-Company Stock Fund may invest up to 20% of their assets in investment-grade debt securities. Debt securities are considered to be investment-grade if they are rated in the four highest credit categories by one of the NRSROs (for example, AAA, AA, A, or BBB), or if not rated, are of equivalent investment quality as determined by RE Advisers. See Appendix A for a description of each rating category.


Mortgage Pass-Through Securities. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid, refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by the Government National Mortgage Association) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment. The principal governmental guarantor of mortgage pass-through securities is the Government National Mortgage Association ("GNMA"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.


Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Treasury) include the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.


Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage pass-through security meets the Short-Term Bond Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Short-Term Bond Fund may buy mortgage pass-through securities without insurance or guarantees if RE Advisers determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Short-Term Bond Fund will limit investment in mortgage pass-through securities or other securities which may be considered illiquid to no more than 15% of the Fund's total assets.


Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are debt securities collateralized by underlying whole mortgage loans or, more typically, by pools of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae and their income streams. CMOs are generally structured into multiple classes or tranches, each of which may have different cash flow characteristics depending on underlying prepayment assumptions. The actual maturity and average life of a CMO will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.


In reliance on an SEC interpretation, the Short-Term Bond Fund's investment in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits ("REMICs"), are not subject to the 1940 Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (iv) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Short-Term Bond Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities in the aggregate and may not acquire more than 3% of the outstanding voting securities of any single such entity. The Short-Term Government Securities Fund may invest in CMOs guaranteed by GNMA.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.


Asset-Backed Securities. The Short-Term Bond Fund may invest in asset-backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations (such as Certificates for Automobile Receivables or "CARs") and credit card receivables (such as Credit Card Receivable Securities or "CARDS"). Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. However, such securities may also be issued on a pay-through basis (like CMOs) and, in such case, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such asset and issuing such pay-through security. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Credit enhancement generally takes the form of either an "AAA" insurance wrap by entities such as MBIA Inc. or Ambac Assurance Corporation or by use of subordinated securities, which provide credit loss protection to the senior classes in the deal.

The purchase of asset-backed securities raises considerations concerning the credit support for such securities due to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities.

Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

MATURITY OF DEBT SECURITIES

The maturity of debt securities may be considered long (10 or more years), intermediate (3 to 10 years), or short-term (1 to 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

WHEN-ISSUED SECURITIES

Each Fund may, from time to time, purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. While when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears to be desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash and liquid high-quality debt securities equal in value to commitments for when-issued securities.

WARRANTS

Warrants are securities that give the holder the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is higher than the prevailing market price of the underlying security at the time the warrant is issued, while the market value of the warrant is typically much lower than the current market price of the underlying securities. Warrants are generally considered to be more risky investments than the underlying securities, but may offer greater potential for capital appreciation than the underlying securities.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments. The Daily Income Fund, Short-Term Government Securities Fund and Short-Term Bond Fund will not invest in warrants. The Value Fund and the Small-Company Stock Fund will limit investment in warrants to no more than 5% of net assets, valued at the lower of cost or market value, and will further limit its investment in unlisted warrants to no more than 2% of net assets.

COVER


Transactions using forward contracts, future contracts, options on futures contracts and options on indices, other than purchased options, expose the Equity 500 Index Portfolio and the MSCI(R) EAFE(R) Index Portfolio (the "Portfolios") to an obligation to another party. Each Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other forward contracts, options or futures contracts, or (2) cash, receivables and liquid assets, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash, receivables, or liquid assets in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding financial instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to cover or to segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.


INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS


The Portfolios may invest in index futures contracts, options on index futures contracts and options on securities indices.


Index Futures Contracts. U.S. futures contracts have been designed by exchanges that have been designated "contracts markets" by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and through their clearing corporations.

At the same time a futures contract on an index is purchased or sold, the Portfolios must allocate cash or securities as a deposit payment ("initial deposit"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required.

Options On Index Futures Contracts. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index.

The writing of a call option on a futures contract with respect to the index constitutes a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolios will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolios' holdings. The writing of a put option on an index futures contract constitutes a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Portfolios intend to purchase. If a put or call option the Portfolios has written is exercised, the Portfolios will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolios' losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract with respect to the index is similar in some respects to the purchase of protective put options on the Index. For example, the Portfolios may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Portfolios assume when they purchase an option on a futures contract with respect to the index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Futures Contracts On Stock Indices. The Portfolios may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities ("Futures Contracts"). This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolios or adversely affect the prices of securities that are intended to be purchased at a later date for the Portfolios.

In general, each transaction in Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolios will rise in value by an amount that approximately offsets the decline in value of the portion of the Portfolios' investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

Although Futures Contracts would be entered into for cash management purposes only, such transactions do involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in worse overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the Portfolios. The Portfolios may not purchase or sell a Futures Contract (or options thereon) if immediately thereafter its margin deposits on its outstanding Futures Contracts (and its premium paid on outstanding options thereon) would exceed 5% of the market value of the Portfolios' total assets.

Options On Securities Indices. The Portfolios may write (sell) covered call and put options to a limited extent on the index ("covered options") in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Portfolios may forgo the benefits of appreciation on the index or may pay more than the market price or the index pursuant to call and put options written by the Portfolios.

By writing a covered call option, the Portfolios forgo, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the index above the exercise price. By writing a covered put option, the Portfolios accept, in exchange for the net premium received, the risk of a decline in the market value of the index below the exercise price.

The Portfolios may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

When the Portfolios write an option, an amount equal to the net premium received by the Portfolios is included in the liability section of the Portfolios' Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolios enter into a closing purchase transaction, the Portfolios will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

The Portfolios have adopted certain other nonfundamental policies concerning index option transactions that are discussed above. The Portfolios' activities in index options also may be restricted by the requirements of the Internal Revenue Code of 1986 in order for the Stock Index Fund and International Stock Index Fund to qualify as regulated investment companies.

The hours of trading for options on the index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Because options on securities indices require settlement in cash, the Portfolios' investment adviser may be forced to liquidate portfolio securities to meet settlement obligations.

Options On Stock Indices. The Portfolios may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indices generally are similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolios will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

LOAN TRANSACTIONS


The Portfolios may engage in loan transactions that involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.


Securities loans will be made in accordance with the following conditions: (1) the Portfolios must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Portfolios must be able to terminate the loan after notice, at any time; (4) the Portfolios must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; and (5) the Portfolios may pay only reasonable custodian fees in connection with the loan.

While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. Such loan transactions are referred to in this Statement of Additional Information as "qualified" loan transactions.

U.S. DOLLAR-DENOMINATED SECURITIES OF FOREIGN ISSUERS


Subject to each Fund's investment objectives, investment program, policies, and restrictions, the Daily Income Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund and Small-Company Stock Fund may invest in certain types of U.S. dollar-denominated securities of foreign issuers. As described in the prospectus, with respect to equity securities, the Short-Term Bond Fund, Value Fund and Small-Company Stock Fund may purchase American Depository Receipts ("ADRs"). The Value Fund may not invest more than 10% of its net assets in ADRs. The Daily Income Fund, Short-Term Bond Fund, Value Fund and the Small-Company Stock Fund also may purchase U.S. dollar-denominated money market instruments, and the Short-Term Bond Fund, Value Fund and the Small-Company Stock Fund may purchase longer-term debt securities of foreign issuers. Such money market instruments and debt securities of foreign issuers may be issued and traded domestically (e.g., Yankee securities), or traded exclusively in foreign markets (e.g., Eurodollar securities).


Yankee securities include money market instruments and bonds of foreign issuers who customarily register such securities with the SEC and borrow U.S. dollars by underwritings of securities intended for delivery in the United States. Although the principal trading market for Yankee securities is the United States, foreign buyers can and do participate in the Yankee securities market. Interest on such Yankee bonds is customarily paid on a semi-annual basis. The marketability of these "foreign bonds" in the United States is in many cases better than that for foreign bonds in foreign markets, but is, of course, dependent upon the quality of the issuer.

Eurodollar securities include money market instruments and bonds underwritten by an international syndicate and sold "at issue" to non-U.S. investors. Such securities are not registered with the SEC or issued domestically and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.

The Daily Income Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund and Small-Company Stock Fund may invest in U.S. dollar denominated securities issued by foreign broker-dealers, commercial banks or registered investment advisers. In general, however, mutual funds are prohibited under Section 12(d)(3) of the 1940 Act and current rules thereunder from purchasing the securities of any foreign broker-dealer, commercial bank or registered investment adviser that, in its most recent fiscal year, derived more than 15% of such entity's gross revenues from securities-related activities. The SEC adopted certain amendments to Rule 12d3-1 under the 1940 Act that would permit mutual funds to acquire the equity securities of certain foreign securities-related businesses.

Although investments in securities of foreign issuers are intended to reduce risk by providing further diversification, such investments involve risks not ordinarily associated with investments in securities of domestic issuers. These risks include: the possibility of foreign political and economic instability; difficulties of predicting international trade patterns and the possibility of the imposition of exchange controls; and the possibility of expropriation, confiscatory taxation, and nationalization of foreign portfolio companies. Securities of foreign issuers that are traded primarily abroad (e.g., Eurodollar securities) also may be less liquid and subject to greater price fluctuations than securities of domestic issuers. Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. Moreover, there may be difficulties in obtaining and enforcing court judgment abroad and there may be difficulties in effecting the repatriation of capital invested abroad. Finally, there may be difficulties and delays in the settlement of transactions in certain foreign markets.

REVERSE REPURCHASE AGREEMENTS

The MSCI(R) EAFE(R) Index Portfolio may enter into reverse repurchase agreements. In substance, a reverse repurchase agreement is a borrowing for which the Portfolio provides securities as collateral. Under a reverse repurchase agreement, the Portfolio sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Portfolio retains the right to receive interest and principal payments with respect to the securities while the securities are in the possession of the financial institution. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect a Portfolio's ability to reacquire the underlying securities.

TOTAL RETURN SWAPS

The MSCI(R) EAFE(R) Index Portfolio may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. The Portfolio's return on a swap will depend on the ability of its counterparty to perform its obligations under the swap. The Portfolio's adviser will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines.

AMERICAN DEPOSITARY RECEIPTS (ADRS) AND EUROPEAN DEPOSITARY RECEIPTS (EDRS)

The MSCI(R) EAFE(R) Index Portfolio may purchase American Depository Receipts and European Depository Receipts of foreign corporations represented in the Portfolio's index.

Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are issued by European financial institutions for trading primarily in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of other investments in foreign securities.

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank or foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the Portfolio can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the U.S. for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject. For purposes of the Portfolio's investment policies, the Portfolio's investments in ADRs, EDRs, and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers to which they relate.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The MSCI(R) EAFE(R) Index Portfolio may invest in foreign currency exchange contracts. The Portfolio has the authority to deal in forward foreign currency exchange contracts (including those involving the US dollar). This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The Portfolio's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security or with respect to its portfolio positions generally.

PORTFOLIO TURNOVER


For the Nasdaq-100 Index Tracking Stock Fund, portfolio turnover more than doubled for the year 2002 to the year 2003. This is because shareholder purchases and sales into a fund have a direct effect on the trades made by portfolio managers, which in turn effect the portfolio turnover. In 2003, shareholder purchases and sales, increased substantially. Average net assets also increased significantly during the year, however, not at the same pace. The purchases and sales increased at a higher rate than the average net assets resulting in the increase in portfolio turnover. For the year 2002 to 2001, the Nasdaq-100 Index Tracking Stock Fund experienced a large decrease in portfolio turnover, this was caused by a decrease in shareholder redemptions in 2002. In addition, because the Fund's inception date was in January of 2001, its asset base was smaller during the year 2001. As a result, a relatively small amount of portfolio turnover has a magnified effect on the percentage of portfolio.


MANAGEMENT OF THE HOMESTEAD FUNDS

DIRECTORS AND OFFICERS

The primary responsibility of the Board of Directors is to represent the interests of the shareholders of the Funds and to provide oversight of the management and business affairs of the Homestead Funds. The Board also elects the officers of the Homestead Funds, who are responsible for supervising and administering the Funds' day-to-day operations.

The following tables list the directors and officers of Homestead Funds, any other position each may hold with the Homestead Funds, the principal occupation of each person listed during the past five years, and certain additional information as indicated. Each director and officer serves until his or her resignation or until a successor is duly elected and qualified. The address for each person is 4301 Wilson Boulevard, Arlington, Virginia 22203.

INDEPENDENT DIRECTORS


                                                                                                NUMBER OF         OTHER
                                POSITION(S)    TERM OF OFFICE                                  PORTFOLIOS     DIRECTORSHIPS
                                 HELD WITH     AND LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
NAME AND DATE OF BIRTH           THE FUND       TIME SERVED         DURING PAST FIVE YEAR       DIRECTOR        DIRECTOR
----------------------           --------       -----------         ---------------------       --------        --------
Douglas W. Johnson              Director,      2003-present        CEO, Blue Ridge EMC             8              None
6/2/55                          Member of
                                Audit
                                Committee

Francis P. Lucier               Director,      1997-present        Chairman, GlaxoSmithKline       8              None
10/1/27                         Member of                          Trust Investment Committee
                                Audit                              (1995-present); Chairman
                                Committee                          and Director, Hartland &
                                                                   Company (1989-2002)

                                                                                                  NUMBER OF         OTHER
                                POSITION(S)    TERM OF OFFICE                                    PORTFOLIOS     DIRECTORSHIPS
                                 HELD WITH     AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY       HELD BY
NAME AND DATE OF BIRTH           THE FUND       TIME SERVED         DURING PAST FIVE YEAR         DIRECTOR        DIRECTOR
----------------------           --------       -----------         ---------------------         --------        --------
James F. Perna                  Director,      1990-present      Partner, Krooth & Altman            8             None
12/1/47                         Chairman of                      LLP (law firm) (1981-
                                the Board,                       present)
                                Member of
                                Audit
                                Committee

Anthony C. Williams             Director,      1990-present      President, Homestead Funds,         8             None
1/2/42                          Member of                        Inc. (1990-2000) ; Director
                                Audit                            and President, RE Advisers
                                Committee                        Corporation and RE
                                                                 Investment Corporation
                                                                 (1990-2000); Senior Vice
                                                                 President of the Retirement,
                                                                 Safety and Insurance
                                                                 Department of NRECA
                                                                 (1985-2000); Director,
                                                                 Cooperative Benefit
                                                                 Administrators, Inc., Electric
                                                                 Life Cooperative Insurance
                                                                 Company and Cooperative
                                                                 Insurance Services, Inc.
                                                                 (1985-2000)

INTERESTED DIRECTORS AND OFFICERS

                                                                                                  NUMBER OF        OTHER
                                POSITION(S)    TERM OF OFFICE                                    PORTFOLIOS    DIRECTORSHIPS
                                HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY      HELD BY
NAME AND DATE OF BIRTH           THE FUND       TIME SERVED        DURING PAST FIVE YEARS         DIRECTOR       DIRECTOR
----------------------           --------       -----------         ---------------------         --------       --------
Peter R. Morris(1)             Director,       1990-present      President and Director of RE       8         RE Advisers , RE
9/28/48                        President                         Advisers; Vice President,                    Investment
                                                                 Secretary, and Director of RE                Corporation
                                                                 Investment; Vice President
                                                                 and Chief Investment Officer
                                                                 of NRECA (1988-present)

Anthony M. Marinello(2)        Director, Vice  1990-present      Vice President, Cooperative        8         None
4/13/46                        President                         Network (2000-present);
                                                                 Executive Director of
                                                                 Marketing and Service
                                                                 Operations of NRECA
                                                                 (1988-2000)

Hope Saxton                Secretary,           2001-present     Manager of Compliance,            N/A        N/A
5/8/73                     Compliance                            Chief Compliance Officer of
                           Officer                               NRECA (2002-present);
                                                                 Chief Compliance Officer
                                                                 and Secretary of RE Advisers
                                                                 (2001-present); Chief
                                                                 Compliance Officer of RE
                                                                 Investment Corporation
                                                                 (2002-present); Senior Legal
                                                                 Assistant, Investment
                                                                 Management, Kirkpatrick &
                                                                 Lockhart LLP (1996-2001)

Denise Trujillo            Vice President,      2001-present     Executive Director and Chief      N/A        N/A
1/9/58                     Counsel                               Employee Benefits Counsel
                                                                 of NRECA (2001-present);
                                                                 Employee Benefits Counsel
                                                                 of NRECA (1993-2001)

Sheri Cooper               Treasurer            2002-present     Vice President of the Finance     N/A        RE Advisers
3/10/64                                                          Department of NRECA                          ,
                                                                 (2002-present); Executive                    RE Investment
                                                                 Director of the Finance                      Corporation
                                                                 Department, NRECA (2000-
                                                                 2001); Manager of the
                                                                 Insurance and Financial
                                                                 Services Department,
                                                                 NRECA (1999-2000);


(1) Mr. Morris is a director who is an "interested person" of the Homestead Funds within the meaning of Section 2(a)19 of the 1940 Act. Mr. Morris is the Vice President, Secretary and a director of RE Investment Corporation, the Homestead Funds' distributor, and he is the President and a director of RE Advisers, the Homestead Funds' investment adviser. Mr. Morris is also an officer of NRECA, which indirectly wholly-owns RE Investment Corporation and RE Advisers.

(2) Mr. Marinello is a director who is an "interested person" of the Homestead Funds within the meaning of Section 2(a)19 of the 1940 Act. Mr. Marinello is the Vice President of the Cooperative Network of NRECA. NRECA indirectly wholly-owns the Homestead Funds' distributor, RE Investment Corporation, and the Homestead Funds' investment adviser, RE Advisers.



The table below shows the dollar range of Fund shares owned by each director of the Homestead Funds as of December 31, 2003.



                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                                             SECURITIES IN ALL FUNDS OVERSEEN
                                 DOLLAR RANGE OF EQUITY SECURITIES                      BY DIRECTOR
    NAME OF DIRECTOR                        IN THE FUND                      IN FAMILY OF INVESTMENT COMPANIES
    ----------------                        -----------                      ---------------------------------
Francis P. Lucier                None                                                   N/A

Anthony M. Marinello             Daily Income Fund                                      N/A
                                 $50,001-$100,000

                                 Short-Term Bond Fund
                                 $10,001-$50,000

                                 Stock Index Fund
                                 $1-$10,000

                                 Value Fund
                                 $50,001-$100,000

                                 Small-Company Stock Fund
                                 $50,001-$100,000

                                 International Stock Index Fund
                                 $1-$10,000

                                 Nasdaq-100 Index Tracking Stock Fund
                                 $1-$10,000

Douglas W. Johnson               Value Fund                                  N/A
                                 $1-$10,000

Peter R. Morris                  Daily Income Fund                           N/A
                                 over $100,000

                                 Short-Term Bond Fund
                                 over $100,000

                                 Stock Index Fund
                                 $50,001-$100,000

                                 Value Fund
                                 over $100,000

                                 Small-Company Stock Fund
                                 over $100,000

                                 International Stock Index Fund
                                 over $100,000

James F. Perna                   None                                        N/A

Anthony C. Williams              Daily Income Fund                           N/A
                                 over $100,000

                                 Short-Term Bond Fund
                                 $50,001-$100,000

                                 Stock Index Fund
                                 $10,001-$50,000

                                 Value Fund
                                 over $100,000

                                 Small-Company Stock Fund
                                 over $100,000

                                 International Stock Index Fund
                                 $10,001-$50,000

                                 Nasdaq-100 Index Tracking Stock Fund
                                 $10,001-50,000


COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of Homestead Funds has an Audit Committee and an Executive Committee. The duties of these two committees and their present membership are as follows:


Audit Committee: The members of the Audit Committee consult with the Homestead Funds' independent accountants at least twice annually to discuss the scope and results of the annual audit of the Funds and such other matters as may be deemed appropriate or desirable. Messrs. Johnson, Lucier, Perna and Williams are members of the Audit Committee. The Audit Committee met two times during 2003.

Executive Committee: During intervals between Board Meetings, the Executive Committee possesses and may exercise all of the powers of the Board of Directors in the management of the Homestead Funds except as to matters where action of the full Board of Directors is specifically required. Included within the scope of such powers are matters relating to valuation of securities held in each Fund's portfolio and the pricing of each Fund's shares for purchase and redemption. Messrs. Marinello and Morris are members of the Executive Committee. The Executive Committee did not meet in 2003.

COMPENSATION

Homestead Funds does not pay any salary or other compensation to the interested directors or to any of its officers. During 2003, Homestead Funds paid $3,000 per meeting to each of the independent directors for attendance at the first and second quarterly meetings of the Board of Directors and $3,500 per meeting to each of the independent directors for attendance at the third and fourth quarterly meetings. During 2003, Homestead Funds also paid $2,500 to each memeber of the Audit Committee for attendance at the first meeting of the Audit Committee and $3,000 to each member for the second meeting. As set forth in the table below, Homestead Funds paid total compensation of $68,500 to its independent directors during the year ended December 31, 2003.

                                                  PENSION OR                                     TOTAL COMPENSATION
                                AGGREGATE         RETIREMENT                 ESTIMATED             FROM HOMESTEAD
                              COMPENSATION    BENEFITS ACCRUED AS             ANNUAL               FUNDS AND FUND
  NAME OF PERSON,            FROM HOMESTEAD   PART OF CORPORATION          BENEFITS UPON           COMPLEX PAID TO
      POSITION                   FUNDS             EXPENSES                  RETIREMENT               DIRECTORS
      --------                   -----             --------                  ----------               ---------
Douglas W. Johnson,           $ 13,000*            N/A                         N/A                    $ 13,000*
Director
Francis P. Lucier,            $ 18,500             N/A                         N/A                    $ 18,500
Director
James F. Perna,               $ 18,500             N/A                         N/A                    $ 18,500
Director
Anthony C. Williams,          $ 18,500             N/A                         N/A                    $ 18,500
Director

 *Mr. Johnson began serving as a director on June 19, 2003.

TRUSTEES AND OFFICERS OF THE EQUITY 500 INDEX PORTFOLIO AND THE MSCI(R)EAFE(R) INDEX PORTFOLIO

The Equity 500 Index Portfolio and the MSCI(R) EAFE(R) Index Portfolio are each a series of the State Street Master Funds (the "Trust"). The Trustees are responsible for generally overseeing the Trust's business. The following table provides biographical information with respect to each Trustee and officer of the Trust. As of April 1, 2004, none of the Trustees was considered an "interested person" of the Trust, as defined in the 1940 Act.

                                                                                               NUMBER OF
                                                                                             FUNDS IN FUND
                              POSITION(S)    TERM OF OFFICE AND                                COMPLEX              OTHER
                               HELD WITH       LENGTH OF TIME     PRINCIPAL OCCUPATION        OVERSEEN BY       DIRECTORSHIPS
NAME, ADDRESS, AND AGE           TRUST             SERVED        DURING PAST FIVE YEARS         TRUSTEE        HELD BY TRUSTEE
----------------------           -----             ------        ----------------------         -------        ---------------
INDEPENDENT TRUSTEES

Michael F. Holland            Trustee and    Term: Indefinite    Chairman, Holland &              14          Trustee, State
Holland & Company, LLC        Chairman of                        Company L.L.C. (investment                   Street Institutional
375 Park Avenue               the Board      Elected: 7/99       adviser) (1995 - present).                   Investment Trust;
New York, NY 10152                                                                                            Director of the
                                                                                                              Holland Series
                                                                                                              Fund, Inc.; and
Age: 59                                                                                                       Director, The
                                                                                                              China Fund, Inc.

William L. Boyan              Trustee        Term: Indefinite    Trustee of Old Mutual South      14          Trustee, State
State Street Master Funds                                        Africa Master Trust                          Street
P.O. Box 5049                                Elected: 7/99       (investments) (1995 -                        Institutional
Boston, MA 02206                                                 present); Chairman                           Investment Trust;
                                                                 emeritus, Children's                         and Trustee, Old
Age: 67                                                          Hospital (1984 - present);                   Mutual South
                                                                 Director, Boston Plan For                    Africa Master
                                                                 Excellence (non-profit)                      Trust
                                                                 (1994 - present);
                                                                 President and Chief
                                                                 Operations Officer, John
                                                                 Hancock Mutual Life
                                                                 Insurance Company (1959 -
                                                                 1999). Mr. Boyan retired in
                                                                 1999.

Rina K. Spence                Trustee        Term: Indefinite    President of SpenceCare          14          Trustee, State
7 Acacia Street                                                  International LLC (1998 -                    Street
Cambridge, MA 02138                          Elected: 7/99       present); Member of the                      Institutional
                                                                 Advisory Board, Ingenium                     Investment Trust;
Age: 55                                                          Corp. (technology company)                   Director of
                                                                 (2001 - present); Chief                      Berkshire Life
                                                                 Executive Officer,                           Insurance
                                                                 IEmily.com (internet                         Company of
                                                                 company) (2000 - 2001);                      America; and
                                                                 Chief Executive Officer of                   Director,
                                                                 Consensus Pharmaceutical,                    IEmily.com
                                                                 Inc. (1998 - 1999); Founder,
                                                                 President and Chief
                                                                 Executive Officer of Spence
                                                                 Center for Women's Health
                                                                 (1994 - 1998); Trustee,
                                                                 Eastern Enterprise
                                                                 (utilities) (1988 - 2000).

Douglas T. Williams           Trustee        Term: Indefinite    Executive Vice President of      14          Trustee, State
State Street Master Funds                                        Chase Manhattan Bank                         Street
P.O. Box 5049                                Elected: 7/99       (1987 - 1999). Mr.                           Institutional
Boston, MA 02206                                                 Williams retired in 1999.                    Investment Trust

Age: 63

Officers:

                                                                                               NUMBER OF
                                                                                             FUNDS IN FUND
                              POSITION(S)    TERM OF OFFICE AND                                 COMPLEX             OTHER
                               HELD WITH       LENGTH OF TIME     PRINCIPAL OCCUPATION        OVERSEEN BY       DIRECTORSHIPS
NAME, ADDRESS, AND AGE           TRUST             SERVED        DURING PAST FIVE YEARS         TRUSTEE        HELD BY TRUSTEE
----------------------           -----             ------        ----------------------         -------        ---------------
Donald A. Gignac                                                                                 ------            ------
State Street Bank and         President      Term: Indefinite    Senior Vice President
Trust Company                                                    of State Street Bank
2 Avenue de Lafayette                        Elected: 8/03       and Trust Company
Boston, MA 02111                                                 (2002 - present); Vice
                                                                 President of State
Age: 38                                                          Street Bank and Trust
                                                                 Company (1993 to 2002).

Karen Gillogly                                                                                   ------            ------
State Street Bank and         Treasurer      Term: Indefinite    Vice President of
Trust Company                                                    State Street Bank and
One Federal Street                           Elected: 9/03       Trust Company (1999 -
Boston, MA 02110                                                 present); Audit Senior
                                                                 Manager, Ernst & Young
                                                                 LLP (1998-1999).
Age: 37

Julie A. Tedesco                                                                                 ------            ------
State Street Bank and         Secretary      Term: Indefinite    Vice President and
Trust Company                                                    Counsel of State
One Federal Street                           Elected: 5/00       Street Bank and Trust
Boston, MA 02110                                                 Company (2000 -
                                                                 present); Counsel of
Age: 46                                                          First Data Investor
                                                                 Services Group, Inc.,
                                                                 (1994 - 2000).

The By-Laws of the Trust provide that the Trust shall indemnify each person who is or was a Trustee of the Trust against all expenses, judgments, fines, settlements and other amounts actually and reasonable incurred in connection with any proceedings if the person in good faith and reasonably believes that his or her conduct was in the Trust's best interest. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Standing Committees

The Board of Trustees of the Trust has established various committees to facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, the Trust, and the Trust's interestholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Nominating Committee and Pricing Committee.

The Audit Committee is composed of all the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Trust. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant's key personnel involved in the foregoing activities and monitors the independent accountant's independence. During the fiscal year ended December 31, 2003, the Audit Committee held two meetings.

The Nominating Committee is composed of all of the Independent Trustees. The Nominating Committee is responsible for nominating for election as Trustees all Trustee candidates. The Nominating Committee will consider nominees to the Board of Trustees recommended by interestholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Trust. The Nominating Committee meets as is required. During the fiscal year ended December 31, 2003, the Nominating Committee did not meet.

The Pricing Committee is composed of each Independent Trustee. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or sale prices are not readily available. The Pricing Committee meets as is required. During the fiscal year ended December 31, 2003, the Pricing Committee did not meet.

Trustee Compensation

Pursuant to certain agreements with State Street and its affiliates, each Trustee receives for his or her services a $20,000 retainer in addition to $2,500 for each in-person meeting and $500 for each telephonic meeting from State Street or its affiliates.

The following table sets forth the total remuneration of Trustees and officers of the Trust for the fiscal year ended December 31, 2003.

                                                   PENSION OR
                                                   RETIREMENT                           TOTAL COMPENSATION
                                 AGGREGATE         BENEFITS             ESTIMATED       FROM TRUST & FUND
                             COMPENSATION FROM  ACCRUED AS PART OF   ANNUAL BENEFITS     COMPLEX PAID TO
NAME AND POSITION                 TRUST          TRUST EXPENSES      UPON RETIREMENT        TRUSTEES
-----------------                 -----          --------------      ---------------        --------
William L. Boyan, Trustee       $30,000               $0                 $0                 $30,000
Michael F. Holland, Trustee     $30,000               $0                 $0                 $30,000
Rina K. Spence, Trustee         $30,000               $0                 $0                 $30,000
Douglas T. Williams, Trustee    $30,000               $0                 $0                 $30,000

The Trust and the SSgA Funds Management, Inc. have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust, SSgA Funds Management, Inc., or State Street.


CODE OF ETHICS

Homestead Funds, RE Advisers, and RE Investment Corporation ("RE Investment") have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that permits their personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions and provisions.


PROXY VOTING

The Board of Directors of Homestead Funds has delegated proxy voting responsibility for securities held by the Funds to RE Advisers as part of its management and administration of the Funds. RE Advisers will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B, subject to the Board's continuing oversight.

The Trust has adopted proxy voting procedures pursuant to which the Trust delegates the responsibility for voting proxies relating to portfolio securities held by the Portfolios to SSgA Funds Management, Inc. as part of SSgA Funds Management, Inc.'s general management of the Portfolios, subject to the Board's continuing oversight. A copy of the Trust's proxy voting procedures is located in Appendix C and a copy of SSgA Funds Management, Inc.'s proxy voting procedures is located in Appendix D.

Shareholders may receive information regarding how the Funds and the Portfolios voted proxies relating to their portfolio securities during the most recent 12-month period ending June 30, 2004 (i) by calling (800) 258-3030 for the Funds and (800) 997-7327 for the Portfolios or (ii) on the SEC's website at www.sec.gov.

PRINCIPAL HOLDERS OF SECURITIES

Set forth below is certain information with respect to those shareholders of the Homestead Funds who owned of record 5% or more of the outstanding shares of a Fund on April 14, 2004.

                                        NAME AND ADDRESS             PERCENT OF FUND
                                        ----------------             ---------------
Short-Term Government           OEC FAS106 Irrevocable Trust             8.10%
Securities Fund                 Dtd 01/01/95
                                P.O. Box 1208
                                Norman, OK 73070-1208

Small-Company Stock Index Fund  Peter R. Morris and Jainel Morris       5.001%
                                4301 Wilson Blvd.
                                Arlington, VA 22203

International Stock Index Fund  Myron W. Kempfer IRA R/O                 5.03%
                                P.O Box 2060
                                Murrells Inlet, SC 29576-2060

Nasdaq-100 Index Tracking       James M. Stubblefield IRA R/0           10.74%
Stock(SM) Fund                  P.O. Box 305
                                Monument, OR 97864-0305

MANAGEMENT OWNERSHIP

As of April 14, 2004, directors and officers of the Corporation as a group owned 5.791% of the outstanding shares of the Small-Company Stock Fund, 4.871% of the outstanding shares of the International Stock Index Fund, and less than 1% of the outstanding shares of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, and Nasdaq-100 Index Tracking Stock(SM) Fund.


INVESTMENT MANAGEMENT AND OTHER SERVICES

RE ADVISERS


RE Advisers, 4301 Wilson Boulevard, Arlington, VA 22203, serves as investment manager of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund, Small-Company Stock Fund, and Nasdaq-100 Index Tracking Stock(SM) Fund pursuant to separate Investment Management Agreements that have been annually approved by the Board of Directors of the Homestead Funds, including a majority of independent directors. The directors and the principal executive officers of RE Advisers are Sheri Cooper, Peter R. Morris, Stuart E. Teach, and Robert F. Fuentes. RE Advisers is a direct subsidiary of RE Investment, which is a wholly-owned subsidiary of NRECA United, Inc., a holding company organized by NRECA to hold stock of certain NRECA subsidiaries.


The initial term of each Investment Management Agreement is one year. However, once the Investment Management Agreements for each Fund are approved by the respective shareholders of each Fund, each such Agreement may continue in effect from year to year thereafter if approved at least annually by a vote of a majority of the Board of Directors (including a majority of the directors who are not parties to the Investment Management Agreement or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding shares of the particular Fund.

On September 26, 2003, the Board considered and approved the renewal of each Fund's management agreement with RE Advisers. In connection with this annual review, the Board received and considered information and reports relating to the nature, quality, and scope of the services provided to the Funds by RE Advisers. The Board considered the level and reasonableness of the fees charged for these services, together with comparative fee and expense information showing, among other things, the fees paid for investment management and other services and the total expense ratio of each Fund relative to its peer group of mutual funds. In addition, the Board considered, among other factors; the effect of the investment management fee structure, including any expense limitations, on the expense ratio of each Fund; the effect of the investment management fee structure on the nature and level of services to be provided to each Fund; the nature, quality, and extent of administrative and shareholder services provided to each Fund; the investment performance of each Fund; information on the investment performance, management fees, and expense ratios of other investment companies not advised by RE Advisers but believed to be generally comparable in their investment objectives and size to each Fund; information on the investment performance of appropriate indices; and the continuing need of RE Advisers to retain and attract qualified investment and service professionals to serve the Funds in an increasingly competitive industry. Based on its review and analysis of all the factors described above and such other considerations and information as it deemed relevant to its decision, the Board determined that the existing management fee structure for each Fund was fair and reasonable and that renewal of each Fund's management agreement with RE Advisers was in the best interests of that Fund and its shareholders.


In addition to the duties set forth in the prospectus, RE Advisers, in furtherance of such duties and responsibilities, is authorized and has agreed to provide or perform the following functions: (1) formulate and implement a continuing investment program for use in managing the assets and resources of each Fund in a manner consistent with each Fund's investment objectives, investment program, policies, and restrictions, which program may be amended and updated from time to time to reflect changes in financial and economic conditions; (2) make all determinations with respect to the investment of each Fund's assets in accordance with (a) applicable law, (b) each Fund's investment objectives, investment program, policies, and restrictions as provided in the Homestead Funds' prospectus and Statement of Additional Information, as amended from time to time, (c) provisions of the Internal Revenue Code of 1986, as amended (the "Code"), relating to regulated investment companies, and (d) such other limitations as the Board of Directors of the Homestead Funds may impose by written notice; (3) make all determinations as to the purchase or sale of portfolio securities, including advising the Board of Directors as to certain matters involving each Fund's portfolio securities that are not in the nature of investment decisions; (4) buy, sell, exchange, convert for each Fund's use, and otherwise trade in portfolio securities and other assets; (5) furnish to the Board of Directors periodic reports concerning RE Adviser's economic outlook and investment strategy, as well as information concerning each Fund's portfolio activity and investment performance; (6) select the broker-dealers, underwriters, or issuers to be used, place orders for the execution of portfolio transactions with such broker-dealers, underwriters or issuers, and negotiate the commissions (if any) for the execution of transactions in securities with or through such broker-dealers, underwriters or issuers selected by RE Advisers;
(7) obtain and evaluate business and financial information in connection with the exercise of its duties; (8) determine the quality of the Daily Income Fund's portfolio; (9) determine the creditworthiness of the issuers, obligors, or guarantors of portfolio securities; and (10) evaluate the creditworthiness of any entities with which the Funds propose to engage in repurchase transactions. In addition, RE Advisers has agreed to provide a number of administrative services to the Homestead Funds (other than the Stock Index Fund and the International Stock Index Fund) including: maintenance of these Funds' corporate existence and corporate records; maintenance of the registration and qualification of each Fund's shares under federal and state law; coordination and supervision of the financial, accounting, and administrative functions for each Fund; selection, coordination of the activities of, supervision, and service as liaison with various agents and other parties employed by these Funds (e.g., custodian, transfer agent, accountants and attorneys); and assistance in the preparation and development of all shareholder communications and reports. RE Advisers also will furnish to or place at the disposal of these Funds such information, reports, evaluations, analyses and opinions as these Funds may, from time to time, reasonably request or which RE Advisers believes would be helpful to these Funds.

Pursuant to administrative service agreements with Homestead Funds, RE Advisers has also agreed to provide a number of administrative services to the Stock Index Fund and the International Stock Index

Fund including: maintenance of the Funds' corporate existence and corporate records; maintenance of the registration and qualification of the Funds' shares under federal and state law; coordination and supervision of the financial, accounting, and administrative functions for the Funds' selection, coordination of the activities of, supervision, and service as liaison with various agents and other parties employed by the Funds (e.g., custodian, transfer agent, auditors, and attorneys); and assistance in the preparation and development of all shareholder communications and reports. RE Advisers also will furnish to or place at the disposal of the Funds such information, reports, evaluations, analyses, and opinions as the Funds may, from time to time, reasonably request or which RE Advisers believes would be helpful to the Funds. As compensation for these services and for the expenses which it assumes, RE Advisers receives from the Stock Index Fund and the International Stock Index Fund, on a monthly basis, an administration fee based on the Funds' average daily net assets at an annualized rate equal to .25% of average daily net assets.

Under a Joint Services Agreement by and between NRECA, RE Advisers and RE Investment, NRECA has agreed to provide personnel, property, and services to RE Investment and RE Advisers in carrying out their responsibilities and services under agreements with the Homestead Funds. In turn, RE Advisers has agreed to provide, without cost to the Homestead Funds, persons (who are directors, officers, or employees of RE Advisers) to serve as directors, officers, or members of any committees of the Board of Directors of the Homestead Funds. As between the Homestead Funds and RE Advisers, RE Advisers has agreed to pay all necessary salaries, expenses and fees, if any, of the directors, officers and employees of the Homestead Funds who are affiliated with RE Advisers.

As compensation for its services and for the expenses which it assumes, the Homestead Funds pay RE Advisers, on a monthly basis, an investment management fee based on each Fund's average daily net assets at the following annualized rates: with respect to the Daily Income Fund, .50% of average daily net assets; with respect to the Short-Term Government Securities Fund, .45% of average daily net assets; with respect to the Short-Term Bond Fund, .60% of average daily net assets; with respect to the Value Fund, .65% of average daily net assets up to $200 million; .50% of average daily net assets up to the next $200 million; and ..40% of average daily net assets in excess of $400 million; with respect to the Small-Company Stock Fund, .85% of average daily net assets up to $200 million; and .75% of average daily net assets in excess of $200 million; and with respect to the Nasdaq-100 Index Tracking Stock(SM) Fund, .25% of average daily net assets.


The management fees or administration fees paid to RE Advisers by each Fund during the past three years were as follows:

                                                    Year Ended December 31,
                                               ---------------------------------
                                               2003          2002          2001
                                               ----          ----          ----
Daily Income Fund                           $  363,023   $  357,466   $  306,246
Short-Term Government Securities Fund       $  152,623   $  121,444   $   84,888
Short-Term Bond Fund                        $1,150,472   $1,009,255   $  828,444
Stock Index Fund(1)                         $   19,853   $        0   $        0
Value Fund                                  $1,799,728   $1,882,085   $1,946,694
Small-Company Stock Fund                    $  182,126   $  141,558   $   48,795
International Stock Index Fund(1)           $        0   $        0   $        0(2)
Nasdaq-100 Index Tracking Stock(SM) Fund    $        0   $        0   $        0(2)

(1) Administration fees paid to RE Advisers.

(2) For the period beginning January 22, 2001 (inception date) to
    December 31, 2001.

Each Expense Limitation Agreement provides that to the extent that the aggregate expenses incurred by each Fund in any fiscal year, including but not limited to fees of RE Advisers, computed as hereinabove set forth (but excluding interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Fund's business) (hereinafter referred to as "Fund Operating Expenses"), exceed the lowest applicable limit actually enforced by any state in which a Fund's shares are qualified for sale ("State Expense Limit"), such excess amount ("Excess Amount") will be the liability of RE Advisers. To determine RE Advisers' liability for the Excess Amount, the Fund Operating Expenses will be annualized monthly as of the last day of the month. If the annualized Fund Operating Expenses for any month exceed the State Expense Limit, RE Advisers will first waive or reduce its investment management fee or administration fee for such month, as appropriate, to the extent necessary to pay such Excess Amount. In the event the Excess Amount exceeds the amount of the investment management or administration fee for such month, RE Advisers, in addition to waiving its entire investment management or administration fee for such month, will also remit to the applicable Fund the difference between the Excess Amount and the amount due as the investment management or administration fee, provided, however, that an adjustment will be made on or before the last day of the first month of the next succeeding fiscal year if the aggregate Fund Operating Expenses for that Fund for the fiscal year do not exceed the State Expense Limit.


In addition, the Expense Limitation Agreements provide that RE Advisers is also liable for any other Fund Operating Expenses which in any year exceed .80% of the Daily Income Fund's average daily net assets; .75% of the Short-Term Government Securities Fund's, Short-Term Bond Fund's or Stock Index Fund's average daily net assets; 1.25% of the Value Fund's average daily net assets; and 1.50% of the Small-Company Stock Fund's, the International Stock Index Fund's and the Nasdaq-100 Index Tracking Stock(SM) Fund's average daily net assets (the "Operating Expense Limit"). Effective July 1, 2003, RE Advisers voluntarily agreed to temporarily increase the amount of expenses waived for the Daily Income Fund, resulting in a reduction of the expense ratio from .80% to ..70% of average daily net assets. To determine RE Advisers' liability for each Fund's expenses, the expenses of each Fund will be annualized monthly as of the last day of the month. If a Fund's annualized expenses for any month exceed the Operating Expense Limit, such excess amount ("Excess Operating Amount") will be the liability of RE Advisers. To pay such liability, RE Advisers will first waive or reduce its investment management or administration fee for such month, as appropriate, and, if necessary, will also assume as its own expense and reimburse each Fund for the difference between the Excess Operating Amount and the investment management or administration fee up to the amount of the State Expense Limit; provided, however, that an adjustment, if necessary, will be made on or before the last day of the first month of the next succeeding fiscal year, if the aggregate Fund Operating Expenses for the fiscal year do not exceed the Operating Expense Limit.



The management fees or administration fees waived by RE Advisers for each Fund during the past three years were as follows:



                                                     Year Ended December 31,
                                                 ------------------------------
                                                 2003         2002         2001
                                                 ----         ----         ----
Daily Income Fund                               $ 44,397    $      0    $ 27,627
Short-Term Government Securities Fund           $ 37,576    $ 38,814    $ 50,944
Short-Term Bond Fund                            $141,940    $124,101    $132,530
Stock Index Fund(1)                             $ 45,355    $ 54,748    $ 59,767
Value Fund                                      $      0    $      0    $      0
Small-Company Stock Fund                        $  8,327    $ 18,025    $ 51,264
International Stock Index Fund(1)               $  5,648    $  2,629    $    598(2)
Nasdaq-100 Index Tracking Stock(SM) Fund        $  8,769    $  4,019    $  2,106(2)

(1) Administration fees waived by RE Advisers.

(2) For the period beginning January 22, 2001 (inception date) to
    December 31, 2001.

Operating expenses reimbursed by RE Advisers for each Fund during the past three years were as follows:

                                                    Year Ended December 31,
                                                   --------------------------
                                                   2003       2002       2001
                                                   ----       ----       ----
Stock Index Fund                                  $     0    $12,922    $ 23,123
International Stock Index Fund                    $43,647    $54,435    $ 38,049(1)
Nasdaq-100 Index Tracking Stock(SM) Fund          $25,247    $50,033    $ 35,456(1)

(1) For the period beginning January 22, 2001 (inception date) to
    December 31, 2001.

SSgA FUNDS MANAGEMENT, INC. AND STATE STREET BANK AND TRUST COMPANY

SSgA Funds Management, Inc. ("SSgA") is responsible for the investment management of the Equity 500 Index Portfolio and the MSCI(R) EAFE(R) Index Portfolio pursuant to an Investment Advisory Agreement dated May 1, 2001 (the "Advisory Agreement"), by and between the Adviser and the State Street Master Funds. Prior to May 1, 2001, State Street Bank and Trust Company ("State Street") served as investment adviser to the Portfolios pursuant to an Investment Advisory Agreement dated March 1, 2000, by and between State Street and the Trust. Both the SSgA and State Street are wholly owned subsidiaries of State Street Corporation, a publicly held bank holding company. SSgA's and State Street's principal address is Two International Place, Boston, Massachusetts 02110. As of December 31, 2003, SSgA managed approximately $92 billion in assets and together with its affiliates managed approximately $1.1 trillion in assets.

Under the terms of the Advisory Agreement, SSgA, subject to the supervision and direction of the Board of Trustees of the Trust, directs each Portfolio's investments in accordance with its investment objectives, policies and limitations. For these services, and the administration, transfer agency and custody services State Street provides, each of the Portfolios pays an advisory fee at the rates stated in its registration statement dated April 29, 2004.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Independent Trustees or a majority of the interestholders of the Trust approve its continuance. The Advisory Agreement may be terminated by the Adviser or the Trust without penalty upon sixty days' notice and will terminate automatically upon its assignment. The Advisory Agreement was most recently approved by the Trustees, including a majority of the Independent Trustees on November 20, 2003. In determining to continue the Advisory Agreement, the Board requested, and received from the Adviser, information it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel to the Trust and independent counsel to the Independent Trustees with respect to its deliberations. In considering the Advisory Agreement, the Board reviewed numerous factions, including (i) the nature and quality of services rendered under the Advisory Agreement; (ii) the reasonableness of overall compensation to be paid by the Portfolios to the Adviser; (iii) the requirements of the Portfolios for the services provided by the Adviser; (iv) the quality of the services expected to be provided; (v) the fees payable for the services; (vi) the total expenses of the respective Portfolios; (vii) the performance of the Portfolios; (viii) the profitability of the Adviser with respect to the management of the Portfolios; (iv) the capabilities and financial condition of the Adviser; (x) the historical relationship between the Trust and the Adviser; and (xi) the "fall-out" financial benefits that the Adviser may receive in providing services to the Trust.

In approving the continuance of the Advisory Agreement, the Board, after reviewing various materials and reports, and following extended discussions with independent counsel to the Independent Trustees concerning the same, concluded that (i) the Adviser and its personnel were sufficiently experienced and qualified to provide investment advisory services for the Portfolios; (ii) the Portfolios' expense ratios are low compared to other funds with similar investment objectives; (iii) the Portfolios' performance has been satisfactory when compared to their relevant benchmarks and other funds with similar investment objectives; and (iv) the profitability of the Adviser for providing services to the Portfolios is fair and reasonable.


SSgA and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations that may be purchased on behalf of one or more Portfolios of the Trust, including outstanding loans to such issuers, which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. SSgA has informed the Trust that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolios, SSgA will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of SSgA, its parent or its subsidiaries or affiliates and, in dealing with its customers, SSgA, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any Portfolio managed by SSgA or any such affiliate.


In certain instances there may be securities that are suitable for either or both Portfolios as well as for one or more of SSgA's other clients. Investment decisions for the Trust and for SSgA's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolios are concerned. However, it is believed that the ability of the Portfolios to participate in volume transactions will produce better executions for the Portfolios.


The Trust has entered into an Administrative Services Agreement (the "Administration Agreement") with State Street Bank and Trust Company ("State Street"). Pursuant to the Administration Agreement, State Street is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Trust and the Portfolios. State Street will generally assist in all aspects of Trusts' and the Portfolios' operations; supply and maintain office facilities (which may be in State Street's own offices); provide statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to interestholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state blue sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, By-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. Pursuant to the Administration Agreement, the Trust has agreed to indemnify the State Street for certain liabilities, including certain liabilities arising under federal securities laws, unless such loss or liability results from State Street's gross negligence or willful misconduct in the performance of its duties.

The Trust has entered into a Custodian Agreement with State Street (the "Custodian Agreement"). Pursuant to the Custodian Agreement, State Street serves as custodian for the Portfolios. As custodian, State Street holds the Portfolios' assets.

The Trust has entered into a Transfer Agency Agreement with State Street (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, State Street serves as transfer agent for the Portfolios.

CUSTODIAN AND TRANSFER AGENT

State Street, 801 Pennsylvania, Kansas City, MO 64105, is custodian of the securities and cash owned by the Funds. State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Homestead Funds, computing the net asset value of each Fund, calculating each Fund's standardized performance information, and performing other administrative duties, all as directed by persons authorized by the Homestead Funds. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Homestead Funds. Portfolio securities of the Funds purchased in the United States are maintained in the custody of State Street and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Company. Pursuant to the Custodian Agreement, portfolio securities purchased outside the United States are maintained in the custody of various foreign custodians, including foreign banks and foreign securities depositories, as are approved by the Board of Directors, in accordance with regulations under the 1940 Act. The Funds may invest in obligations of State Street and may purchase or sell securities from or to State Street.


National Financial Data Services, Inc. ("NFDS" Inc.,), doing business as BFDS, is the transfer agent and dividend disbursing agent for the Funds and provides the Funds with various shareholder services, including shareholder statements and responses to shareholder inquiries.


BROKERAGE ALLOCATION AND OTHER PRACTICES

RE ADVISERS

Neither the Homestead Funds nor any of its directors or officers nor those of RE Advisers have any interest in any brokerage firm through which or with which each Fund effects purchases or sales of its portfolio securities that would cause such brokerage firm to be considered an affiliated person of such entity or person.

Subject to the general supervision of the Board of Directors, RE Advisers is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund. RE Advisers is also responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.


Purchases and sales of common stock and other equity securities are usually effected on an exchange through brokers who charge a commission. The purchase of money market instruments and other debt securities traded in the over-the-counter market usually will be on a principal basis directly from issuers or dealers serving as primary market makers. Occasionally, equity securities may be traded in the over-the-counter market as well. The price of such money market instruments and debt securities, as well as equity securities traded in the over-the counter market, is usually negotiated, on a net basis, and no brokerage commissions are paid. Commissions are frequently paid for securities traded in the over-the-counter market, transactions in such securities with dealers usually include the dealer's "mark-up" or "mark-down." Money market instruments and other debt securities as well as certain equity securities may also be purchased in underwritten offerings, which include a fixed amount of compensation to the underwriter, generally referred to as the underwriting discount or concession.


In selecting brokers and dealers to execute transactions for each Fund, RE Advisers' primary consideration is to seek to obtain the best execution of the transactions, at the most favorable overall price, and in the most effective manner possible, considering all the circumstances. Such circumstances include: the price of the security; the rate of the commission or broker-dealer's "spread"; the size and difficulty of the order; the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers; and the value of research and other services provided by the broker-dealer. RE Advisers may also rank broker-dealers based on the value of their research services and may use this ranking as one factor in its selection of broker-dealers.

In placing orders for each Fund, RE Advisers, subject to seeking best execution, is authorized pursuant to the Investment Management Agreements to cause each Fund to pay broker-dealers that furnish brokerage and research services (as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) a higher commission than that which might be charged by another broker-dealer that does not furnish such brokerage and research services or who furnishes services of lesser value. However, such higher commissions must be deemed by RE Advisers as reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall decision-making responsibilities of RE Advisers with respect to the Homestead Funds or other accounts, as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act).


The brokerage commission fees paid to brokers that provided research and other brokerage services to RE Advisers during the past three years were as follows:

                                                    Year Ended December 31,
                                                 -----------------------------
                                                 2003         2002        2001
                                                 ----         ----        ----
Daily Income Fund                               $      0    $      0    $      0
Short-Term Government Securities Fund           $      0    $      0    $      0
Short-Term Bond Fund                            $      0    $      0    $      0
Stock Index Fund                                $      0    $      0    $      0(1)
Value Fund                                      $205,658    $409,166    $272,542
Small-Company Stock Fund                        $ 27,131    $ 23,083    $ 12,170
International Stock Index Fund                  $      0    $      0    $      0(1)
Nasdaq-100 Index Tracking Stock(SM) Fund        $ 11,390    $  3,441    $  6,318(1)

(1) For the period beginning January 22, 2001 (inception date) to
    December 31, 2001.


RE Advisers currently provides investment advice to the Homestead Funds as well as certain private advisory accounts. In addition, persons employed by RE Advisers currently provide investment advice to and supervision and monitoring of a qualified defined benefit plan, a qualified defined contribution plan, and a welfare benefit plan provided by NRECA for its employees and employees of its rural electric cooperative members ("NRECA Plans"). Some of the NRECA Plans and other accounts have investment objectives and programs similar to the Homestead Funds. Accordingly, occasions may arise when RE Advisers and the NRECA investment personnel may engage in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and programs of the Homestead Funds, the NRECA Plans, and other accounts.

On those occasions when such simultaneous investment decisions are made, RE Advisers and the NRECA investment personnel will allocate purchase and sale transactions in an equitable manner according to written procedures approved by the Homestead Funds' Board of Directors. Specifically, such written procedures provide that, in allocating purchase and sale transactions made on a combined basis, RE Advisers and the NRECA investment personnel will seek to achieve the same average unit price of securities for each entity and will seek to allocate, as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased or sold by each entity. Such procedures may, in certain instances, be either advantageous or disadvantageous to the Homestead Funds.

SSgA FUNDS MANAGEMENT, INC. ("SSgA")

The policy of the State Street Master Funds (the "Trust") regarding purchases and sales of securities for the Equity 500 Index Portfolio and the MSCI(R) EAFE(R) Index Portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions, which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Portfolio and the State Street from obtaining a high quality of brokerage and research services.

In seeking to determine the reasonableness of brokerage commissions paid in any transaction, SSgA relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In seeking to implement the Trust's policies, SSgA effects transactions with those brokers and dealers who the State Street believes provides the most favorable prices and are capable of providing efficient executions. If SSgA believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolio or SSgA. Such services may include, but are not limited to, information as to the availability of securities for purchase or sale and statistical information pertaining to corporate actions affecting stocks, including but not limited to, stocks within the index whose performance the Portfolio seeks to replicate. The fee paid by the Portfolio is not reduced because SSgA and its affiliates receive these services even though SSgA might otherwise have been required to purchase some of these services for cash.

SSgA assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by SSgA are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by SSgA. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

PURCHASE AND REDEMPTION OF SECURITIES BEING OFFERED

The shares of each Fund are offered to the public for purchase directly through RE Investment, which serves as the principal underwriter and distributor for the Homestead Funds.


The offering and redemption price of the shares of each Fund is based upon that Fund's net asset value per share next determined after a purchase order or redemption request has been received in good order by the Homestead Funds' transfer agent. See "Determination of Net Asset Value" below. Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities of the applicable Fund or, in the case of the Stock Index Fund and the International Stock Index Fund, of the Equity 500 Index Portfolio and the MSCI(R) EAFE(R) Index Portfolio (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. Nevertheless, pursuant to Rule 18f-1 under the 1940 Act, each Fund is committed to pay in cash to any shareholder of record, all such shareholder's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Fund's net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Board of Directors of the Homestead Funds and the Trustees of the Equity 500 Index Portfolio and the MSCI(R) EAFE(R) Index Portfolio deem fair and equitable.

The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (1) for any period during which trading on the New York Stock Exchange ("NYSE") is restricted or such NYSE is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Fund is not reasonably practicable, or (3) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.


DETERMINATION OF NET ASSET VALUE


The net asset value of shares of each Fund is calculated as of the close of trading on the NYSE on every day the NYSE is open for trading, except (1) on days where the degree of trading in the Fund's portfolio securities would not materially affect the net asset value of the Fund's shares and (2) on days during which no shares of the Fund were tendered for redemption and no purchase orders were received. The NYSE is open Monday through Friday except on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


The net asset value of each Fund's shares is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund.

For purposes of calculating the Daily Income Fund's net asset value per share, portfolio securities are valued on the basis of amortized cost, which method does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.

For purposes of calculating the net asset value per share of all Funds other than the Daily Income Fund, portfolio securities are valued primarily based on market quotations, or if market quotations are not available, by a method that the Board of Directors believes accurately reflects fair value. In accordance with procedures and agreements approved by the Board of Directors, the Homestead Funds will use State Street to perform the above-described valuation functions and RE Advisers continuously monitors State Street's performance of those functions.

DISTRIBUTION OF SHARES

Pursuant to a Distribution Agreement between the Homestead Funds and RE Investment, a wholly-owned subsidiary of NRECA United, Inc., a holding company organized by NRECA, RE Investment serves as the exclusive principal underwriter and distributor of the shares of each Fund in a continuous offering. RE Investment wholly owns RE Advisers and is located at 4301 Wilson Blvd, Arlington, Virginia 22203.

Under the terms of the Distribution Agreement, RE Investment is not obligated to sell any specific number of shares of the Funds. Pursuant to the Distribution Agreement, RE Investment has agreed to bear the costs and expenses incurred by it in performing its obligations thereunder, including the following costs and expenses: (1) the printing and distribution of the Homestead Funds' prospectus, Statement of Additional Information, and periodic reports to potential investors in the Funds; (2) the preparation, printing, and distribution of any advertisement or other sales literature; and, (3) all other expenses which are primarily for the purpose of promoting the sale of each Fund's shares.

As previously discussed in this Statement of Additional Information, NRECA has agreed to provide personnel, property, and services to RE Investment in carrying out its responsibilities and services under its agreement with the Homestead Funds. In turn, RE Investment has agreed to provide, without cost to the Homestead Funds, persons to serve as directors, officers, or employees of the Homestead Funds.

RE Investment will not receive commissions or other compensation for acting as principal underwriter and distributor of the Homestead Funds, and no commission or other fee will be paid by the Homestead Funds or RE Investment to any person or entity in connection with the sale of shares of the Funds.


TAXES



Each Fund intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Code. By doing so, the Funds will be exempt from federal taxes to the extent that they meet certain requirements regarding the character of investments in each Fund, investment diversification, and distribution.



In general, to qualify as a RIC, at least 90% of the gross income of each Fund for the taxable year must be derived from dividends, interest, and gains from the sale or other disposition of securities.



Each Fund must declare and distribute dividends equal to at least 98% of its ordinary income for the twelve month period ended December 31 and distribute at least 98% of its capital gains as of the twelve months ended December 31 (or October 31, for the Stock Index Fund, International Stock Index Fund and Nasdaq-100 Index Tracking Stock(SM) Fund), in order to avoid a federal excise tax. Additionally, each Fund must distribute 100% of its ordinary income and capital gains for its taxable year to avoid paying a Federal Income Tax. Each Fund intends to make the required distributions, but cannot guarantee that it will do so.



For shareholders with taxable accounts, distributions of income and short-term capital gains are taxable as ordinary income, unless they are designated as qualified dividend income and the shareholder has met the required holding period, in which case such distributions are taxed at long-term capital gain rates. Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period. The required holding period for qualified dividend income is met if the underlying shares are held more than 60 days in the 120-day period beginning 60 days prior to the ex-dividend date. Distributions from gains on assets held by the funds longer than 12 months are taxable as long-term gains regardless of the length of time a shareholder has held the shares.



A corporate shareholder may be entitled to take a deduction for income dividends received by it that are attributable to dividends received from a domestic corporation, provided that both the corporate shareholder retains its shares in the applicable Fund for more than 45 days during the 90-day period beginning 45 days prior to the ex-dividend date and the Fund retains its shares in the issuer from whom it received the income dividends for such period of time. A distribution of net capital gain reflects a Fund's excess of net long-term gain over its net short-term loss. Each Fund must designate income dividends and distributions of net capital gain and must notify shareholders of these designations within sixty days after the close of the Homestead Funds' taxable year. A corporate shareholder of a Fund cannot use a dividends-received deduction for distributions of net capital gain.



If, in any taxable year, a Fund should not qualify as a RIC under the Code: (1) that Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) that Fund's distributions to the extent made out of that Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends), and may qualify for the deduction for dividends received by corporations and for qualified dividend income received by individuals.



If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), that Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of the shares even if the income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund with respect to deferred taxes arising from the distributions or gains. If a Fund were to purchase shares in a PFIC and (if the PFIC made the necessary information available) elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the PFIC, even if not distributed to the Fund and the amounts would be subject to the 90 percent and calendar year distribution requirements described above. If a Fund holds shares in a PFIC, the Fund may elect to mark to market annually the gains in the PFIC's stock and the losses in such stock to the extent of prior gains.

CAPITAL STOCK AND CORPORATE MATTERS

As a Maryland corporate entity, the Homestead Funds need not hold regular annual shareholder meetings and, in the normal course, do not expect to hold such meetings. The Homestead Funds, however, must hold shareholder meetings for such purposes as, for example: (1) electing the initial Board of Directors; (2) approving certain agreements as required by the 1940 Act; (3) changing fundamental investment objectives, policies, and restrictions of the Funds; and
(4) filling vacancies on the Board of Directors in the event that less than a majority of the directors were elected by shareholders. The Homestead Funds expect that there will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At such time, the directors then in office will call a shareholders meeting for the election of directors. In addition, holders of record of not less than two-thirds of the outstanding shares of the Homestead Funds may remove a director from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Homestead Funds. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, directors will continue in office and may appoint successor directors.

PERFORMANCE INFORMATION


DAILY INCOME FUND YIELD CALCULATION

The Daily Income Fund calculates a seven-day "current yield" based on a hypothetical account containing one share at the beginning of the seven-day period. Current yield is calculated for the seven-day period by determining the net change in the hypothetical account's value for the period and dividing the net change in the account value by the value of the account at the beginning of the period in order to obtain the base period return. This base period return is then multiplied by 365/7 to annualize the yield figure, which is carried to the nearest one-hundredth of one percent. The net change in value of the account reflects the value of additional shares, but does not include realized capital gains or losses and unrealized appreciation or depreciation. Account values reflect all accrued expenses.

The Daily Income Fund may also calculate a compound effective yield for the period by compounding the base period return described above according to the following formula:

              EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(365/7)] - 1

Current and compound yields will fluctuate daily. Accordingly, yields for any given seven-day period do not necessarily represent future results.

TOTAL RETURN CALCULATIONS

Each Fund may provide average annual total return information calculated according to a formula prescribed by the SEC. According to that formula, average annual total return figures represent the average annual percentage change in value of a static account in the Fund from the beginning of the measurement period to the end of the measurement period. These figures reflect changes in the prices of the shares and assume that any income dividends and any capital gains distributions made by a fund during the period were reinvested in shares of the fund when paid.

Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10- year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

           P(1+T)(n) = ERV

           Where:        P = a hypothetical initial payment of $1,000.
                         T = average annual total return.
                         n = number of years.

                         ERV=ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period.

Each Fund, other than Daily Income Fund, may also provide after tax average annual total return information calculated according to formulas prescribed by the SEC. These returns may be presented after taxes on distributions and after taxes on distributions and redemption. According to these formulas, after tax average annual total return figures represent the average annual percentage change in value of a static account in the Fund from the beginning of the measurement period to the end of the measurement period. These figures reflect changes in the prices of the shares and assume that any income dividends and any capital gains distributions made by a fund during the period, less any taxes a shareholder would pay on those distributions, were reinvested in shares of the fund when paid. Taxes are calculated using the highest individual marginal federal income tax rate in effect on the reinvestment date. The average annual total return after taxes on distributions and redemptions assumes that the shares were sold at the end of the measuring period.

Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

           P(1+T)(n)=ATV(D)

           Where:        P = a hypothetical initial payment of $1,000.
                         T = average annual total return (after taxes on distributions).
                         n = number of years.
                         ATV (D) = ending value of a
                         hypothetical $1,000 payment made
                         at the Beginning of the applicable
                         period calculated at the end of
                         the applicable period, after taxes
                         on fund distributions, but not
                         after taxes on redemption.

Average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

           P(1+T)(n)=ATV(DR)

           Where:        P = a hypothetical initial payment of $1,000.
                         T = average annual total return (after taxes on distributions and redemption).
                         n = number of years.
                         ATV (DR) = ending value of a
                         hypothetical $1,000 payment made
                         at the beginning of the applicable
                         period calculated at the end of
                         the applicable period, after taxes
                         on distributions and redemption.

SHORT-TERM GOVERNMENT SECURITIES FUND AND SHORT-TERM BOND FUND YIELD
CALCULATIONS

In addition to providing total return information, the Short-Term Government Securities Fund and Short-Term Bond Fund may also illustrate performance by providing yield information.

Each Fund's yield is based on a specified 30-day (or one month) period and is computed by dividing the net investment income per share earned during the specified period by the maximum offering price (i.e., net asset value) per share on the last day of the specified period, and annualizing the net results according to the following formula:

           YIELD = 2[(a-b + 1)(6) -1]
                      ---
                      cd

           Where:   a = dividends and interest earned during the period.
                    b = expenses accrued for the period (net of reimbursements). c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
                    d = the maximum offering price per share on the last day of the period.

Yield fluctuations may reflect changes in net income, and portfolio changes resulting from net purchases or net redemptions of the Fund's shares may affect its yield. Accordingly, yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of the Fund's future yield. The yields of the Short-Term Bond Fund and Short-Term Government Securities Fund are not guaranteed, and the principal is not insured.


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, whose address is 250 West Pratt Street, Suite 2100, Baltimore, MD 21201-2304, is the independent accountant for the Homestead Funds.


The audited financial statements for the fiscal year ended December 31, 2003, and the report of the independent accountants for the year then ended, are included in the Homestead Funds' Annual Report to Shareholders dated December 31, 2003. The annual report is incorporated by reference into this Statement of Additional Information and is available without charge upon request by contacting Homestead Funds at 1-800-258-3030 or on the Funds' website at www.homesteadfunds.com.

The annual report to shareholders dated December 31, 2003 for the Equity 500 Index Portfolio and the MSCI(R) EAFE(R) Index Portfolio is also incorporated by reference into this Statement of Additional Information and is available without charge upon request by contacting Homestead Funds at 1-800-258-3030.


LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the offer and sale of the shares described in the prospectus has been provided by Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004, which serves as Special Counsel to the Homestead Funds.

                                   APPENDIX A


    DESCRIPTION OF RATINGS OF CERTAIN MONEY MARKET SECURITIES AND OTHER DEBT
                                   SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S COMMERCIAL PAPER RATINGS:

Prime-1 (or related institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

1. Leading market positions in well established industries. High rates of return on funds employed.

2. Conservative capitalization structures with moderate reliance on debt and ample asset protection.

3. Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

4. Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 (or related supporting institutions) have a strong capacity for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

Aaa--Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds, which are rated Aa, are judged to be a high-quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds, which are rated A, possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds, which are rated Baa, are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and may have speculative characteristics as well.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S COMMERCIAL PAPER RATINGS:

A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS:

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are medium-grade category bonds, which are regarded as having adequate capacity to pay principal and interest. Although these bonds have adequate asset coverage and normally are protected by satisfactory earnings, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and principal.

DESCRIPTION OF FITCH INVESTOR'S SERVICE, INC.'S COMMERCIAL PAPER RATINGS:

Fitch-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

Fitch-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

DESCRIPTION OF FITCH INVESTOR'S SERVICE, INC.'S CORPORATE BOND RATINGS:

AAA--Bonds of this rating are regarded as strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance, varying with the length of maturity. Such bonds are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high-class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt, by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence the rating.

AA--Bonds in this group are of safety virtually beyond question, and as a class are readily saleable while many are highly active. Their merits are not greatly unlike those of the "AAA" class, but a bond so rated may be of junior though strong lien--in many cases directly following an AAA bond--or the margin of safety is strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

                                   APPENDIX B
                             RE ADVISERS CORPORATION
                      PROXY VOTING POLICIES AND PROCEDURES

RE Advisers Corporation ("RE Advisers") generally is responsible for voting proxies with respect to securities held in client accounts, including clients that are pension plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth our policies with respect to proxy voting and our procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). Specifically, Rule 206(4)-6 requires that we:

- adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

- describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request; and

- disclose to clients how they may obtain information from us about how we voted proxies for their securities.


A.    OBJECTIVE

Where RE Advisers is given responsibility for voting proxies, we take reasonable steps under the circumstances to ensure that proxies are voted in the best interest of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts. The financial interest of our clients is the primary consideration in determining how proxies should be voted.

B. Accounts for Which RE Advisers Has Proxy Voting Responsibility

RE Advisers generally is responsible for voting proxies with respect to securities selected by RE Advisers and held in client accounts. RE Advisers' form investment advisory agreement provides that RE Advisers is generally responsible for proxy voting unless the client has directed RE Advisers to the contrary in writing. As a general rule, RE Advisers does not, however, vote proxies for securities not selected by RE Advisers that are nevertheless held in a client account or where RE Advisers otherwise is not vested with discretionary authority over securities held in a client account.

Although clients may reserve to themselves or assign to another person proxy voting responsibility, certain formalities must be observed in the case of ERISA plans. Where authority to manage ERISA plan assets has been delegated to RE Advisers, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed RE Advisers has expressly reserved to itself or another named fiduciary proxy voting responsibility. To be effective, a reservation of proxy voting responsibility for a given ERISA plan should:

-     be in writing;

- state that RE Advisers is "precluded" from voting proxies because proxy voting responsibility is reserved to an identified named fiduciary; and

- be consistent with the plan's documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).

C. Arrangement with IRRC

To assist us in carrying out our responsibilities with respect to proxy voting, RE Advisers uses the services of Investor Responsibility Research Center ("IRRC"), which is a proxy research, advisory, voting, recordkeeping, and vote-reporting service. Pursuant to a proxy voting agency service agreement, IRRC keeps RE Advisers apprised of the shareholder meeting dates of securities holdings, makes copies of proxy materials available for our review, and votes proxies in accordance with our guidelines or instructions. IRRC maintains all necessary proxy voting records and, upon request, prepares reports concerning how votes were cast for clients.

When making proxy voting decisions, and except to the extent superseded by client proxy voting policies, RE Advisers generally adheres to its proxy voting guidelines, which set forth RE Advisers' positions on recurring issues. The guidelines are reviewed periodically and updated or revised as necessary. The guidelines are not exhaustive and do not include all potential voting issues. Proposals not covered by the guidelines and contested situations are evaluated on a case-by-case basis, taking into consideration all of the relevant facts and circumstances at the time of the vote. RE Advisers' voting decisions are then communicated to IRRC.

Although we may consider IRRC's recommendations on proxy issues, RE Advisers bears ultimate responsibility for proxy voting decisions. For ERISA plans for which RE Advisers votes proxies, RE Advisers is not relieved of its fiduciary responsibility by following directions of IRRC or the ERISA plans' named fiduciaries or by delegating proxy voting responsibility to another person.

D.    ADHERENCE TO CLIENT PROXY VOTING POLICIES

Although clients do not always have proxy voting policies, if a client has such a policy and instructs RE Advisers to follow it, RE Advisers is required to comply with it except in any instance in which doing so would be imprudent or unlawful. In the case of ERISA plans, RE Advisers, as a fiduciary, is required to discharge its duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA). These documents include statements of proxy voting policy.

RE Advisers must to the extent possible comply with each client's proxy voting policy. If such policies conflict, RE Advisers may vote proxies to reflect each policy in proportion to the respective client's interest in any pooled account, for example (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

E.    CONFLICTS OF INTEREST

From time to time, proxy voting proposals may raise conflicts between the interests of RE Advisers' clients and the interests of RE Advisers, its employees, or its affiliates. RE Advisers must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the clients' best interest and was not the product of the conflict. For example, conflicts of interest may arise when:

- A proponent of a proxy proposal has a business relationship with RE Advisers or its affiliates;

- RE Advisers or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;

- An RE Adviser employee has a personal interest in the outcome of a particular matter before shareholders; or

- An RE Adviser employee has a business or personal relationship with participants in proxy contests, corporate directors or director candidates.

RE Advisers' President is responsible for identifying proxy voting proposals that present a conflict of interest. If RE Advisers receives a proxy relating to an issuer that raises a conflict of interest, the President shall determine whether the conflict is "material" to any specific proposal included within the proxy. The President will determine whether a proposal is material as follows:

- Routine Proxy Proposals - Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest for RE Advisers, unless the President has actual knowledge that a routine proposal should be treated differently. For this purpose, "routine" proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

- Non-Routine Proxy Proposals - Proxy proposals that are "non-routine" will be presumed to involve a material conflict of interest, unless the President determines that RE Advisers does not have such a conflict of interest. For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing, or other special remuneration plans). In determining on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest, the President will consider whether RE Advisers or any of its officers, directors, employees, or affiliates may have a business or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors, or candidates for directorships, and will survey RE Advisers' personnel to elicit whether any of them have such a business or personal relationship. The President will record in writing the basis for any such determination.

For any proposal where the President determines that RE Advisers has a material conflict of interest, RE Advisers may vote a proxy regarding that proposal in any of the following manners:

- Refer Proposal to the Client - RE Advisers may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

- Obtain Client Ratification - If RE Advisers is in a position to disclose the conflict to the client (i.e., such information is not confidential), RE Advisers may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how RE Advisers will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

- Use Predetermined Voting Policy - RE Advisers may vote according to its guidelines or, if applicable, the proxy voting policies mandated by the client, so long as the subject matter of the proposal is specifically addressed in the guidelines or proxy voting policies such that RE Advisers will not be exercising discretion on the specific proposal raising a conflict of interest.

- Use an Independent Third Party - Subject to any client imposed proxy voting policies, RE Advisers may use an independent third party to recommend how to vote proxies for proposals that involve a conflict or may have the third party vote such proxies.

F.    OPERATIONAL PROCEDURES

RE Advisers' Investments Division is responsible for ensuring that IRRC receives, processes, and votes proxies in accordance with our proxy voting guidelines or instructions. Once a client account is established, the Investments Division will arrange for the client's custodian to forward proxy materials to IRRC. The Investments Division will also make sure the client's custodian provides IRRC with a list of client holdings on a regular basis to enable IRRC to track meeting dates and notify RE Advisers of upcoming meetings. A portfolio manager at RE Advisers will review each proxy before it is voted by IRRC to ensure that proxies are voted in the best interest of our clients. RE Advisers or its designee will periodically perform an audit designed to confirm that proxy materials for client accounts are sent to IRRC and that proxy proposals are voted by IRRC in accordance with RE Advisers' guidelines or instructions.

G.    DISCLOSURE OF PROXY VOTING INTENTIONS

RE Advisers personnel should not discuss with members of the public how RE Advisers intends to vote on any particular proxy proposal without the advance approval of its President. This does not restrict communications in the ordinary course of business with named fiduciaries of ERISA plans or other clients for which RE Advisers votes proxies. Disclosure of RE Advisers' proxy voting intentions - especially when done with the purpose or effect of influencing the management or control of a company - could trigger various restrictions under the federal securities laws, including under the proxy solicitation, beneficial ownership, and short-swing profit liability provisions of the Securities Exchange Act of 1934.

H.    SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

Although RE Advisers has an arrangement with IRRC, voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA plan), RE Advisers may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision as to whether voting a given proxy proposal is prudent.

I.    SECURITIES SUBJECT TO LENDING ARRANGEMENTS

For various legal or administrative reasons, RE Advisers may not be able to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. RE Advisers will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, RE Advisers may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients' custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in RE Advisers' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

J.    CLIENT INFORMATION

RE Advisers' proxy voting policies and procedures, as well as its proxy voting guidelines, are available to clients upon request. To clients for which RE Advisers has proxy voting authority, we will provide a summary of our proxy voting policies and procedures and disclose how those clients may obtain information about how their proxies were voted. If requested, RE Advisers will provide clients with information on our proxy voting decisions and actions for securities in their accounts. In the case of ERISA plans, the named fiduciary that appointed RE Advisers is required to monitor periodically our activities, including our decisions and actions with regard to proxy voting. Accordingly, RE Advisers provides these named fiduciaries on request with reports to enable them to monitor our proxy voting decisions and actions, including our adherence, as applicable, to their proxy voting policies.

K.    RECORDKEEPING

RE Advisers, in conjunction with IRRC, will compile and maintain for five (5) years the proxy voting records required by Rule 204-2(c)(2) under the Advisers Act, which include (1) copies of its proxy voting policies and procedures, (2) a copy of each proxy statement received for client securities, (3) a record of each vote cast on behalf of a client, (4) a copy of any document created by RE Advisers that was material to making the voting decision or that memorializes the basis for the decision, and (5) a copy of each written client request for information on how RE Advisers voted proxies on the client's behalf, as well as a copy of any written response to a written or oral client request for such information.

APPENDIX C

                            State Street Master Funds
                   State Street Institutional Investment Trust

                       Proxy Voting Policy and Procedures

The Board of Trustees of State Street Master Funds and State Street Institutional Investment Trust (the "Trusts") has determined that it is in the best interests of the Trusts and their respective series (each, a "Fund" and collectively, the "Funds") for the Trusts to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Funds.

I. POLICY

It is the policy of the Trusts to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to SSgA Funds Management, Inc. (the "Adviser") as a part of the Adviser's general management of the Funds' portfolios, subject to the Board's continuing oversight. The Board of Trustees of the Trusts (the "Board") hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by each Fund consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Funds.

                               II. Fiduciary Duty

         The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III. PROCEDURES

The following are the procedures adopted by the Board for the administration of this policy:

         A. Review of Adviser Proxy Voting Procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures.

         B. Voting Record Reporting. The Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the Trusts at least annually. Such voting record information shall be in a form acceptable to the Trusts and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Trusts and the Adviser may agree to from time to time. With respect to those proxies that the Adviser has identified as involving a conflict of interest(1), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting

-------------
(1) As it is used in this document, the term "conflict of interest" refers to a situation in which the principal underwriter, Adviser or affiliated persons of the principal underwriter or Adviser have an interest in a matter presented by a proxy other than the obligation it incurs as a service provider to the Funds which could potentially compromise the principal underwriter's or Adviser's independence of judgment and action with respect to the voting of the proxy.

         of the proxy.

         C. RECORD RETENTION. The Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940, as amended and the rules promulgated thereunder.

         D. Conflicts of Interest. Any actual or potential conflicts of interest between a Fund's principal underwriter or Adviser and the applicable Fund's shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser's application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of the Trusts that a conflict of interest cannot be resolved under the Adviser's Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Trusts of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

IV. REVOCATION

         The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

         V. ANNUAL FILING

         The Trusts shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.(2)

         VI. DISCLOSURES

         A. The Trusts shall include in its registration statement:

                  1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

                  2. A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts' toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the "SEC") website.

         B. The Trusts shall include in its annual and semi-annual reports to shareholders:

                  1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Trusts to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trusts' toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and

                  2. A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts' toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.

VII. Review of Policy.

---------------
(2) The Trusts must file their first report on Form N-PX not later than August 31, 2004, for the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

The Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

APPENDIX D

   PROXY VOTING POLICY                                     [SSgA LOGO]

                                                       Funds Management, Inc.

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)  provides the client with this written proxy policy, upon request;

3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

4)  matches proxies received with holdings as of record date;

5)  reconciles holdings as of record date and rectifies any discrepancies;

6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)  documents the reason(s) for voting for all non-routine items; and

8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. FM votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

    - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities

    -   Approval of auditors

    -   Directors' and auditors' compensation

    -   Directors' liability and indemnification

    -   Discharge of board members and auditors

    -   Financial statements and allocation of income

    - Dividend payouts that are greater than or equal to country and industry standards

    -   Authorization of share repurchase programs

    -   General updating of or corrective amendments to charter

    -   Change in Corporation Name

    -   Elimination of cumulative voting

II. FM votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

    - Capitalization changes which eliminate other classes of stock and voting rights

    - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

    - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

    -   Elimination of "poison pill" rights

    - Stock purchase plans with an exercise price of not less that 85% of fair market value

    -   Stock option plans which are incentive based and not excessive

    -   Other stock-based plans which are appropriately structured

    -   Reductions in super-majority vote requirements

    -   Adoption of anti-"greenmail" provisions

III. FM votes against management on the following items, which have potentially substantial financial or best interest impact:

    - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

    - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

    - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

    - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

    -   Elimination of Shareholders' Right to Call Special Meetings

    -   Establishment of classified boards of directors

    - Reincorporation in a state which has more stringent anti-takeover and related provisions

    - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

    -   Excessive compensation

    - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

    -   Adjournment of Meeting to Solicit Additional Votes

    - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

    - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

    - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

    - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

    - Against offers when there are prospects for an enhanced bid or other bidders

    - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

    -   Requirements that auditors attend the annual meeting of shareholders

    -   Establishment of an annual election of the board of directors

    - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

    -   Mandates that amendments to bylaws or charters have shareholder approval

    -   Mandates that shareholder-rights plans be put to a vote or repealed

    -   Establishment of confidential voting

    - Expansions to reporting of financial or compensation-related information, within reason

    -   Repeals of various anti-takeover related provisions

    -   Reduction or elimination of super-majority vote requirements

    -   Repeals or prohibitions of "greenmail" provisions

    -   "Opting-out" of business combination provisions

    - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

    - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

    - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

    - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

    - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. FM votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

    -   Limits to tenure of directors

    - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

    -   Restoration of cumulative voting in the election of directors

    - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

    - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

    -   Proposals which require inappropriate endorsements or corporate actions

    - Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model.

    - Proposal asking companies to adopt full tenure holding periods for their executives.

    - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

    1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

    2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

    3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

    4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

    5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

PART C.  OTHER INFORMATION

ITEM 23.        EXHIBITS.


a.(1). Articles of Incorporation (1)



(2). Articles Supplementary to the Articles of Incorporation effective November 18, 1997 (2)



(3). Articles Supplementary to the Articles of Incorporation effective May 27, 1999 (3)



(4). Articles Supplementary to the Articles of Incorporation effective October 5, 2000 (1)



(5). Certificate of Correction effective July 12, 2002 to the Articles Supplementary effective October 5, 2002 (4)



(6). Certificate of Correction effective September 24, 2002 to the Certificate of Correction effective July 12, 2002 (4)



(7). Articles of Amendment effective December 31, 2002 (filed herewith)



b. By-Laws (1)



c.(1). Specimen Certificate of Stock of the Daily Income Fund (1)



(2). Specimen Certificate of Stock of the Value Fund (1)



(3). Specimen Certificate of Stock of the Short-Term Bond Fund (1)



(4). Specimen Certificate of Stock of the Short-Term Government Securities Fund
(1)



(5). Specimen Certificate of Stock of the Small-Company Stock Fund (2)



d.(1). Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Daily Income Fund, and RE Advisers Corporation (filed herewith)



(2). Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Value Fund, and RE Advisers Corporation (filed herewith)



(3). Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Bond Fund, and RE Advisers Corporation (filed herewith)



(4). Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Government Securities Fund, and RE Advisers Corporation (filed herewith)



(5). Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Small-Company Stock Fund, and RE Advisers Corporation (filed herewith)



(6). Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Nasdaq-100 Index Tracking Stock(SM) Fund, and RE Advisers Corporation (filed herewith)



e. Distribution Agreement between Homestead Funds, Inc. and RE Investment Corporation (1)



f. Not applicable.



g.(1). Custodian Agreement by and between Homestead Funds, Inc. and State Street Bank and Trust Company (6)

(2). First Amendment to Custodian Agreement, dated July 1, 2002 (4)



h.(1). Transfer Agency Agreement by and between Homestead Funds, Inc. and NFDS, Inc. (6)



(2) Amendment to Transfer Agency Agreement dated January 1, 2003 (filed herewith)



(3). Fee Schedule to Transfer Agency Agreement (Effective Date January 1, 2004 through January 31, 2007) (filed herewith)



(4). Joint Services Agreement among National Rural Electric Cooperative Association, RE Investment Corporation, and RE Advisers Corporation (1)



(5). Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of the Daily Income Fund, and RE Advisers Corporation (5)



(6). Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of the Value Fund, and RE Advisers Corporation (5)



(7). Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Bond Fund, and RE Advisers Corporation (5)



(8). Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Government Securities Fund, and RE Advisers Corporation
(5)



(9). Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of the Small-Company Stock Fund, and RE Advisers Corporation (2)



(10). Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of the Stock Index Fund, and RE Advisers Corporation (4)



(11). Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of the Nasdaq-100 Index Tracking Stock(SM) Fund, and RE Advisers Corporation (1)



(12). Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of the International Stock Index Fund, and RE Advisers Corporation (4)



(13). Administrative Service Agreement by and between Homestead Funds, Inc., on behalf of the Stock Index Fund, and RE Advisers Corporation (3)



(14). Administrative Service Agreement by and between Homestead Funds, Inc., on behalf of the International Stock Index Fund, and RE Advisers Corporation (1)



(15). Master Feeder Participation Agreement between Homestead Funds, Inc., on behalf of Stock Index Fund, and State Street Master Funds (7)



(16). Master Feeder Participation Agreement between Homestead Funds, Inc., on behalf of International Stock Index Fund, and State Street Master Funds (1)



i. Opinion and Consent of Counsel (filed herewith)



j.(1). Consent of PricewaterhouseCoopers LLP (filed herewith)



(2). Consent of Morgan, Lewis & Bockius LLP (filed herewith)



k. Not applicable.

l.(1). Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Daily Income Fund and Value Fund (to be filed)



(2). Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Short-Term Bond Fund (1)



(3). Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Short-Term Government Securities Fund (1)



(4). Stock Subscription Agreement by and between RE Advisers Corporation and Homestead Funds, Inc. on behalf of the Small-Company Stock Fund (2)



(5). Stock Subscription Agreement by and between RE Advisers Corporation and Homestead Funds, Inc. on behalf of the Nasdaq-100 Index Tracking Stock(SM) Fund (to be filed)



m. Not applicable.



n. Not applicable.



o. Not applicable.



p.(1). Code of Ethics for Homestead Funds Inc. (filed herewith)



(2). Code of Ethics for State Street Master Funds (filed herewith)



(3). Code of Ethics for State Street Global Advisors (filed herewith)



q.(1). Powers of Attorney for James F. Perna, Francis Lucier, Anthony C. Williams, Peter R. Morris, Anthony Marinello, and Sheri Cooper (Homestead Funds, Inc.) (7)



(2). Power of Attorney for Douglas W. Johnson (Homestead Funds, Inc.) (filed herewith)



(3). Power of Attorney (State Street Master Funds) (1)


(1) Incorporated by reference from Post-Effective Amendment No. 23 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2002.

(2) Incorporated by reference from Post-Effective Amendment No. 12 to the Registration Statement, SEC File No. 33-35788, filed March 4, 1998.

(3) Incorporated by reference from Post-Effective Amendment No. 17 to the Registration Statement, SEC File No. 33-35788, filed October 28, 1999.

(4) Incorporated by reference from Post-Effective Amendment No. 24 to the Registration Statement, SEC File No. 33-35788, filed December 16, 2002.

(5) Incorporated by reference from Post-Effective Amendment No. 10 to the Registration Statement, SEC File No. 33-35788, filed May 1, 1997.

(6) Incorporated by reference from Post-Effective Amendment No. 19 to the Registration Statement, SEC File No. 33-35788, filed September 11, 2000.


(7) Incorporated by reference from Post-Effective Amendment No. 25 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2003.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 25.   INDEMNIFICATION

(a) General. The Homestead Funds will indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Homestead Funds, or who is or has been serving at the request of the Homestead Funds as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his service in that capacity, was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorney's fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under the Maryland General Corporation Law. Except as otherwise set forth in the Homestead Funds' Articles of Incorporation and By-Laws, any payment of indemnification or advance of expenses will be made in accordance with the procedures set forth in the Maryland General Corporation Law. [By-Laws, Article 10, Section 10.01]

(b) Disabling Conduct. The Homestead Funds will not indemnify any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (such conduct hereinafter referred to as "Disabling Conduct").

Accordingly, the Homestead Funds will make no indemnification of any Indemnitee unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination is made by: (a) the vote of a majority of a quorum of directors who are neither interested persons of the Homestead Funds nor parties to the Proceeding (hereinafter referred to as "disinterested non-party directors") or (b) independent legal counsel in a written opinion. [By-Laws, Article 10, Section 10.01]

(c) Standard of Conduct. Under Maryland General Corporation Law, a Corporation may indemnify any director made a party to a Proceeding by reason of service in that capacity unless it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the proceeding and (a) was committed in bad faith, or (b) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. [MGCL Section 2-418(b)]

Under Maryland General Corporation Law, the termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct; however, the termination of any proceeding by conviction, or plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, will create a rebuttable presumption that the director did not meet the requisite standard of conduct. No indemnification may be made under Maryland General Corporation Law unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the applicable standard of conduct required. [MCCL Section 2-418 (b) and
(c)]

(d) Required Indemnification. The Maryland General Corporation Law requires that a director who is successful, on the merits or otherwise, in the defense of any Proceeding be indemnified against reasonable expenses incurred by the director in connection therewith. In addition, under Maryland General Corporation Law, a court of appropriate jurisdiction may order indemnification under certain circumstances. [MGCL Section 2-418(d)]

(e) Advance Payment. The Homestead Funds will pay any reasonable expenses so incurred by an Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under the Maryland General Corporation Law. However, any advance of expenses by the Homestead Funds to any Indemnitee will be made only upon receipt of: (1) a written affirmation by the Indemnitee of his good faith belief that the requisite standard of conduct necessary for indemnification under the Maryland General Corporation Law has been met, and (2) a written undertaking by the Indemnitee to repay such advance if it is ultimately determined that such standard of conduct has not been met; provided that either (a) the Indemnitee provides a security for his undertaking, or (b) the Homestead Funds are insured against losses arising by reason of any such lawful advances, or (c) a majority of a quorum of the disinterested non-party directors, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification. [By-Laws, Article 10, Section 10.02]

(f) Non-Exclusive Right. The indemnification and advancement of expenses provided or authorized by Maryland General Corporation Law is not deemed exclusive of any other rights to which a director may be entitled under any articles of incorporation, by-law, resolution of stockholders or directors, agreement, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. [MGCL Section 2-418(g)]

(g) Insurance. The Homestead Funds may purchase and maintain insurance on its behalf and on behalf of any director, officer, employee, or agent of the Homestead Funds, or who is or was serving at the request of the Homestead Funds as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Homestead Funds would have the power to indemnify him against such liability. [By-Laws, Article 10, Section 10.03]


(h) Public Policy Presumption under the Securities Act of 1933 (the "1933 Act") and Undertaking Pursuant to Rule 484(b)(1) under the 1933 Act. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Registrant's By-Laws or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. [1933 Act, Rule 484(b)]


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

Certain information pertaining to business and other connections of the Registrant's investment manager, RE Advisers is hereby incorporated herein by reference from the Prospectus.

Below is a list of each director and officer of RE Advisers indicating each business, profession, vocation, or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, partner, or trustee. The principal business address of each organization listed in the table below is 4301 Wilson Boulevard, Arlington, VA 22203.


            NAME                                POSITION AND ORGANIZATION
----------------------------   ---------------------------------------------------------------
Peter Morris                   President and Director of Homestead Funds (2002-present);
President and Director         Secretary, Treasurer and Director of Homestead Funds
                               (1990-2002); Vice President, Secretary and Director of
                               RE Investment (2002-present); Vice President, Secretary,

                               Treasurer and Director of RE Investment (1990-2002); Vice
                               President and Chief Investment Officer of NRECA (1988-present).

Stuart E. Teach                Director and President of RE Investment; Senior Equity Portfolio
Vice President and  Director   Manager of RE Advisers (1990-present) and NRECA
                               (1985-present).

Sheri Cooper                   Treasurer of the Homestead Funds (2002-present); Treasurer and
Treasurer and Director         Director of RE Investment (2002-present); Vice President of the
                               Finance Department, NRECA (2002-present)

Robert F. Fuentes              Vice President of Operations and Technology of Insurance and
Director                       Financial Services Department of NRECA (2003-present); Partner of
                               Andrasko & Associates Consulting (2003); Senior Vice President of
                               Insurance Operations for Dime Savings Bank (1999-2003)

Hope L. Saxton                 Manager of Compliance, Chief Compliance Officer of NRECA
Chief Compliance Officer and   (2001-present); Compliance Officer (2001- present) and Secretary
Secretary                      of Homestead Funds (2002- present); Chief Compliance Officer of
                               RE Investment (2002-present)


ITEM 27. PRINCIPAL UNDERWRITERS.

(a) RE Investment acts as principal underwriter of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting and distribution services. RE Investment does not serve as principal underwriter or distributor for any other investment company.

(b) Set forth below is information concerning each director, officer, or partner of RE Investment.


NAME AND            POSITIONS AND           POSITIONS AND
PRINCIPAL           OFFICES                 OFFICES WITH
BUSINESS ADDRESS*   WITH UNDERWRITER        REGISTRANT
-----------------   ----------------------  ----------------
Stuart E. Teach     President and Director  None

Peter R. Morris     Vice President,         President and
                    Secretary and Director  Director

Sheri Cooper        Treasurer and Director  Treasurer

Patricia Murphy     Director                None

James Wagner        Director                None

Hope L. Saxton      Chief Compliance        Chief Compliance
                    Officer                 Officer and
                                            Secretary

*The principal business address of each person listed in the table is 4301 Wilson Boulevard, Arlington, VA 22203.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

         The following entities prepare, maintain and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

         State Street Bank and Trust Company ("State Street"), 801 Pennsylvania, Kansas City, MO 64105, serves as custodian and accounting services agent for the Registrant and in such capacity keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and other records relating to State Street's duties in its capacity as custodian and accounting services agent.


         NFDS, Inc. (doing business as BFDS), 330 West 9th Street, Kansas City, MO 64105, serves as the transfer agent, dividend disbursing agent, and shareholder servicing agent for the Registrant and in such capacity keeps records regarding each shareholder's account and all disbursements made to shareholders. In addition, RE Advisers, 4301 Wilson Boulevard, Arlington, VA 22203-1860, pursuant to its Investment Management Agreements with respect to each Fund, maintains all records required pursuant to such agreements. RE Investment, as principal underwriter for the Homestead Funds, maintains all records required pursuant to the Distribution Agreement with the Homestead Funds.


ITEM 29. MANAGEMENT SERVICES.

Not applicable.

ITEM 30. UNDERTAKINGS.

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Arlington, and State of Virginia on the 28th of April, 2004.

                                                Homestead Funds, Inc.

                                                /s/ Peter R. Morris*
                                                ------------------------------
                                                Peter R. Morris
                                                President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

        SIGNATURE                     TITLE                    DATE

/s/ James F. Perna*        Chairman of the Board and     April 28, 2004
------------------------   Director
James F. Perna

/s/ Francis P. Lucier*     Director                      April 28, 2004
------------------------
Francis P. Lucier

/s/Anthony C. Williams*    Director                      April 28, 2004
------------------------
Anthony C. Williams

/s/Douglas Johnson*        Director                      April 28, 2004
------------------------
Douglas Johnson

/s/Peter R. Morris*        President and Director        April 28, 2004
------------------------
Peter R. Morris

/s/Anthony M. Marinello*   Vice President and Director   April 28, 2004
------------------------
Anthony M. Marinello

/s/Sheri Cooper*           Treasurer                     April 28, 2004
------------------------
Sheri Cooper

By: /s/Denise Trujillo, Esq.*
    ----------------------------
Denise Trujillo, Esq.
Vice President and
Attorney-in-Fact
pursuant to Powers of Attorney.

                                   SIGNATURES

         This Registration Statement contains certain disclosures regarding State Street MSCI(R) EAFE(R) Index Portfolio and the State Street Equity 500 Index Portfolio (the "Portfolios"), both series of State Street Master Funds (the "Trust"). The Trust has, subject to the next following sentence, duly caused this Registration Statement on Form N-1A of the Homestead Funds, Inc. (the "Registrant") to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on April 28, 2004. The Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolios, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

                                    STATE STREET MASTER FUNDS

                                    By:   /s/Donald A. Gignac
                                          -------------------------------------
                                          Donald A. Gignac
                                          President, State Street Master Funds

         This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next following sentence, on April 24, 2004. Each of the following persons is signing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

SIGNATURE                  TITLE

/s/Donald A. Gignac        President (Principal Executive Officer), State
------------------------   Street Master Funds
Donald A. Gignac

/s/Karen D. Gillogly       Treasurer (Principal Accounting Officer),
------------------------   State Street Master Funds
Karen D. Gillogly

/s/William L. Boyan*       Trustee, State Street Master Funds
------------------------
William L. Boyan

/s/Michael F. Holland*     Trustee, State Street Master Funds
------------------------
Michael F. Holland

/s/Rina K. Spence*         Trustee, State Street Master Funds
------------------------
Rina K. Spence

/s/Douglas T. Williams*    Trustee, State Street Master Funds
------------------------
Douglas T. Williams

*By:   /s/Julie A. Tedesco
       ---------------------------
       Julie A. Tedesco
       as Attorney-in-Fact pursuant to Powers of Attorney

                              HOMESTEAD FUNDS, INC.

                                  EXHIBIT INDEX

Exhibit
Number


a.(7). Articles of Amendment effective December 31, 2002 (filed herewith)



d.(1). Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Daily Income Fund, and RE Advisers Corporation (filed herewith)



(2). Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Value Fund, and RE Advisers Corporation (filed herewith)



(3). Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Bond Fund, and RE Advisers Corporation (filed herewith)



(4). Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Government Securities Fund, and RE Advisers Corporation (filed herewith)



(5). Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Small-Company Stock Fund, and RE Advisers Corporation (filed herewith)



(6). Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Nasdaq-100 Index Tracking Stock(SM) Fund, and RE Advisers Corporation (filed herewith)



h.(2) Amendment to Transfer Agency Agreement dated January 1, 2003 (filed herewith)



(3). Fee Schedule to Transfer Agency Agreement (Effective Date January 1, 2004 through January 31, 2007) (filed herewith)



i. Opinion and Consent of Counsel (filed herewith)



j.(1). Consent of PricewaterhouseCoopers LLP (filed herewith)



(2). Consent of Morgan, Lewis & Bockius LLP (filed herewith)



p.(1).  Code of Ethics for Homestead Funds Inc. (filed herewith)



(2). Code of Ethics for State Street Master Funds (filed herewith)



(3). Code of Ethics for State Street Global Advisors (filed herewith)



(2). Power of Attorney for Douglas W. Johnson (Homestead Funds, Inc.) (filed herewith)